     As filed with the Securities and Exchange Commission on August 25, 2000


                                                              File No. 333-43329
                                                              File No. 811-08581

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
              Pre-Effective Amendment No.__                            [ ]

              Post-Effective Amendment No. 6                           [X]


                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940                [ ]


                              Amendment No. 17                         [X]


                       THE SAGE VARIABLE ANNUITY ACCOUNT A
                           (Exact Name of Registrant)

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                               (Name of Depositor)

                               300 Atlantic Street
                               Stamford, CT 06901
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (203) 602-6500

                                James F. Bronsdon
                      Sage Life Assurance of America, Inc.
                               300 Atlantic Street
                               Stamford, CT 06901

               (Name and Address of Agent for Service of Process)

                                    Copy to:
                                 Stephen E. Roth
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

It is proposed that this filing become effective:


            immediately upon filing pursuant to paragraph (b) of Rule 485;
        ---
            on                pursuant to paragraph (b) of Rule 485;
        ---    --------------


         X  60 days after filing pursuant to paragraph (a)(1) of Rule 485;
        ---
            on                pursuant to paragraph (a)(1) of Rule 485;
        ---    --------------

            75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
        ---
            on     pursuant to paragraph (a)(2) of Rule 485.
        ---    ---

Title of Securities: Interests in a separate account under flexible payment deferred combination fixed and variable annuity contracts.

                        PROFILE DATED SEPTEMBER 15, 2000

                 FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED AND
                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

           THIS PROFILE IS A SUMMARY OF SOME IMPORTANT POINTS THAT YOU
           SHOULD KNOW AND CONSIDER BEFORE PURCHASING A CONTRACT. THE
                  CONTRACT IS MORE FULLY DESCRIBED IN THE FULL
                PROSPECTUS THAT ACCOMPANIES THIS PROFILE. PLEASE
                         READ THAT PROSPECTUS CAREFULLY.

         "We," "us," "our," "Sage Life" or the "Company" refer to Sage Life Assurance of America, Inc. "You" and "your" refer to the Owner of a Contract.

1.       WHAT ARE THE CONTRACTS?

         The Contracts are flexible payment fixed and variable annuity contracts offered by Sage Life Assurance of America, Inc. Your Contract is a contract between you, the Owner, and us, Sage Life.

         We designed the Contract for use in your long-term financial and retirement planning. It provides a means for allocating amounts on a tax-deferred basis to our Variable Account and our Fixed Account.


         INVESTMENT FLEXIBILITY. You can invest among the subdivisions of our Variable Account, known as "Variable Sub-Accounts," each corresponding to a different Fund. These Funds, listed in Section 4, are professionally managed and use a broad range of investment strategies (growth and income, aggressive growth, etc.), styles (growth, value, etc.) and asset classes (stocks, bonds, international, etc.). You can select a mix of Funds to meet your financial and retirement needs and objectives, tolerance for risk, and view of the market. Amounts you invest in these Funds will fluctuate daily based on underlying investment performance. So, the value of your investment may increase or decrease.


         Through our Fixed Account, you can invest to receive guaranteed rates of interest for periods we offer up to 10 years ("Guarantee Periods"). We also guarantee your principal while it remains in our Fixed Account. However, if you decide to surrender your Contract, or transfer or access amounts in the Fixed Account before the end of a Guarantee Period you have chosen, we ordinarily will apply a Market Value Adjustment. This adjustment reflects changes in prevailing interest rates since your allocation to the Fixed Account. The Market Value Adjustment may result in an increase or decrease in the amounts surrendered, transferred, or accessed.

         As your needs or financial or retirement goals change, your investment mix can change with them. You may transfer amounts among any of the investment choices in our Fixed or Variable Accounts while continuing to defer current income taxes.

         SAFETY OF SEPARATE ACCOUNTS. Significantly, both our Fixed and Variable Accounts are separate investment accounts of Sage Life. This provides you with an important safety feature: we cannot charge the assets supporting your allocations to these Accounts with liabilities arising out of any other business we may conduct.

         The Contract also provides you with other important features, including a death benefit, access to your money, and income plan options.

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         ACCESS TO AMOUNTS INVESTED. The Contract provides access to your investment should you need it. During the savings, or Accumulation Phase, your investment grows tax-free until withdrawn. You decide how much to take and when to take it (certain restrictions apply after the Accumulation Phase).

         Ordinarily, once you access earnings, they are taxed as income. If you access earnings before you are 59 1/2 years old, you may have to pay an additional 10% federal tax penalty. Amounts you surrender or withdraw may be subject to a surrender charge, and a Market Value Adjustment (positive or negative) may apply if you take the amount from the Fixed Account before the end of the applicable Guarantee Period.

         PROTECTION FOR YOUR BENEFICIARIES. The Contract also provides a death benefit feature to protect your family should you die during the Accumulation Phase. In the event of your untimely death, the Beneficiary of your choice will never receive less than you have invested in the Contract, and may even receive more. Your Beneficiary decides, within certain federal tax required limitations, how to receive the death benefit. Or, if your Beneficiary is your spouse, he or she may take over the Contract and continue deferring taxes on any gain. Your spouse's starting Account Value would equal any death benefits payable.

         INCOME PAYMENTS. The payout, or Income Phase, of your Contract begins when you inform us you want to start receiving regular income payments under one of the various income plans we offer. The amount you accumulated during the Accumulation Phase determines the amount of income payments you receive during the Income Phase. You can use your Account Value to provide income payments that are guaranteed, or income payments that vary with underlying investment performance, or a combination of both. The income payments can be for life, which means you can't outlive them!

         A portion of each income payment is ordinarily considered a return of your investment in the Contract. So, until you recover all of your investment in the Contract, only the portion in excess of this amount is taxed as income. Other tax consequences may apply to Qualified Contracts.


         OPTIONAL RIDERS. Subject to state availability and for an additional charge, you may purchase either or both optional riders offering a guaranteed minimum income benefit and an enhanced death benefit. These riders can provide additional benefits that we discuss under "What Are My Income Payment Options" and "Does the Contract Have A Death Benefit."


2.       WHAT ARE MY INCOME PAYMENT OPTIONS?

         Once the Income Phase of your Contract begins, we apply your Account Value to provide you with regular income payments.

         You can tailor your income to meet your needs by choosing from five different income plans described below. In explaining the income plans, we are assuming that you designate yourself as the Annuitant. Of course, you always can designate someone other than yourself as Annuitant.

[ ]   INCOME PLAN 1 -- LIFE ANNUITY:  You will receive payments for your life.

[ ] INCOME PLAN 2 -- LIFE ANNUITY WITH 10 OR 20 YEARS CERTAIN: You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

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

[ ] INCOME PLAN 3 -- JOINT AND LAST SURVIVOR LIFE ANNUITY: We will make payments as long as either you or a second person you select (such as your spouse) is alive.

[ ] INCOME PLAN 4 -- PAYMENTS FOR A SPECIFIED PERIOD CERTAIN: You will receive payments for the number of years you select. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

[ ] INCOME PLAN 5 -- ANNUITY PLAN: You can use your Account Value to purchase any other income plan we offer at the time you want to begin receiving regular income payments for which you and the Annuitant are eligible.

         You tell us how much of your Account Value to apply to fixed income payments and to variable income payments. During the Income Phase, you still have all of the investment choices you had during the Accumulation Phase. However, we currently limit transfers among your investment choices.

         We will allocate the amount of Account Value you apply to provide fixed income payments to the Fixed Account and invest it in the Guarantee Periods you select. We guarantee the amount of each income payment, and the amount of each payment will remain level throughout the period you select.

         We will allocate the amount of Account Value you apply to provide variable income payments to the Variable Account and invest it in the Funds you select. The amount of each income payment will vary according to the investment performance of those Funds.


         OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT. Subject to availability in your state, at issue, if you are 80 or younger, you may ensure that guaranteed minimum lifetime income payments are available on your Income Date by electing the Guaranteed Minimum Income Benefit. You must satisfy the conditions set forth in the rider to receive the benefit, and there are charges associated with the benefit. Once you purchase the Guaranteed Minimum Income Benefit, you cannot cancel it.


3.       HOW DO I PURCHASE A CONTRACT?

         In most cases, you may purchase a Contract with $5,000 or more ($2,000 or more in the case of a Contract used in connection with a tax-qualified retirement plan) through an authorized registered representative.

         In addition, subject to special rules for Contracts used in connection .with tax-qualified retirement plans, you can make additional purchase payments of $250 or more to your Contract at any time during the Accumulation Phase.

4.       WHAT ARE MY INVESTMENT OPTIONS?


         There are over 40 investment options under the Contracts available through our Variable and Fixed Accounts. These choices are professionally managed and allow for a broad range of investment strategies, styles and asset classes. Additional investment options may be available in the future.



         Through our Variable Account you can choose to invest your money in one or more of the Variable Sub-Accounts investing in the following Funds:


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         -    AIM VARIABLE INSURANCE FUNDS
                  -   AIM V.I. Government Securities Fund
                  -   AIM V.I. Growth and Income Fund
                  -   AIM V.I. International Equity Fund
                  -   AIM V.I. Value Fund

         -    THE ALGER AMERICAN FUND
                  -   Alger American MidCap Growth Portfolio
                  -   Alger American Income and Growth Portfolio
                  -   Alger American Small Capitalization Portfolio

         -    LIBERTY VARIABLE INVESTMENT TRUST
                  -   Colonial High Yield Securities Fund, Variable Series
                  -   Colonial Small Cap Value Fund, Variable Series
                  -   Colonial Strategic Income Fund, Variable Series
                  -   Colonial U.S. Growth and Income Fund, Variable Series
                  -   Liberty All-Star Equity Fund, Variable Series
                  -   Newport Tiger Fund, Variable Series
                  -   Stein Roe Global Utilities Fund, Variable Series

         -    STEINROE VARIABLE INVESTMENT TRUST
                  -   Stein Roe Growth Stock Fund, Variable Series
                  -   Stein Roe Balanced Fund, Variable Series

         -    MFS(R) VARIABLE INSURANCE TRUST(SM)
                  -   MFS Growth With Income Series
                  -   MFS High Income Series
                  -   MFS Research Series
                  -   MFS Total Return Series
                  -   MFS Capital Opportunities Series

         -    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                  -   The Global Equity Portfolio
                  -   The Mid Cap Value Portfolio
                  -   The Value Portfolio

         -    OPPENHEIMER VARIABLE ACCOUNT FUNDS
                  -   Oppenheimer Bond Fund/VA
                  -   Oppenheimer Capital Appreciation Fund/VA
                  -   Oppenheimer Small Cap Growth Fund/VA

         -    SAGE LIFE INVESTMENT TRUST
                  -   EAFE(R) Equity Index Fund
                  -   S&P 500 Equity Index Fund
                  -   Money Market Fund
                  -   Nasdaq-100 Index(R) Fund
                  -   All-Cap Growth Fund


         -    T. ROWE PRICE EQUITY SERIES, INC.
                  -   T. Rowe Price Equity Income Portfolio
                  -   T. Rowe Price Mid-Cap Growth Portfolio
                  -   T. Rowe Price Personal Strategy Balanced Portfolio

         The prospectuses for the Trusts describe the Funds in detail. These Funds do not provide any performance guarantees, and their values will increase or decrease depending upon investment performance.

         Through our Fixed Account you can choose to invest your money in one or more of the different Guarantee Periods we offer. We guarantee your principal and interest rate when your investment is left in the Guarantee Period until it ends. You currently can choose periods of 1, 2, 3, 4, 5, 7, and 10 years. We may offer different guarantee periods for our DCA Fixed Sub-Accounts. However, if you decide to surrender your Contract, or transfer or access amounts before the end of a period you have chosen, we ordinarily will apply a Market Value Adjustment. This Adjustment may be positive or negative depending upon current interest rates.

5.       WHAT ARE THE EXPENSES UNDER A CONTRACT?

         The Contract has insurance and investment features. Each has related costs. Below is a brief summary of the Contract's charges:

         ANNUAL ADMINISTRATION CHARGE -- During the first seven Contract Years only, we will deduct an annual $40 administration charge. However, there is no charge if, at the time of deduction, your Account Value is at least $50,000.

         ASSET-BASED CHARGES -- Each month, we deduct Asset-Based Charges for mortality and expense risks and for certain administrative costs from the amounts you allocate to the Variable Account. The maximum charges equal, on an annual basis, 1.40% of your Variable Account Value, decreasing to 1.25% after the seventh Contract Year.

         SURRENDER CHARGE -- During the first seven Contract Years only, we ordinarily will deduct a surrender charge when you surrender your Contract or withdraw amounts in excess of the Free Withdrawal Amount. The maximum applicable percentage is 7% in the first Contract Year. It declines to 0% after the seventh Contract Year. We calculate the surrender charge as a percentage of the purchase payment(s) you surrender or withdraw.

         PURCHASE PAYMENT TAX CHARGE -- We will deduct any state premium or local tax that we incur from your Account Value. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal, or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.0% depending upon the state or locality. We currently do not intend to deduct this charge on or after the eighth Contract Year.

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


         OPTIONAL BENEFIT CHARGES -- If you choose to purchase one or both of the optional benefit riders we offer, we will deduct a separate charge on the Contract Date and monthly thereafter. We deduct the rider charges proportionately from the Variable and Fixed Sub-Accounts in which you are invested. On an annual basis, the charge for the Guaranteed Minimum Income Benefit is 0.20% of Account Value. On an annual basis, the charge for the Enhanced Death Benefit is 0.20% of Account Value.


         FUND FEES AND EXPENSES -- There are also Fund fees and expenses that are based on the average daily value of the Funds. Currently, these Fund fees and expenses range on an annual basis from .55% to 1.34%, depending upon the Fund.

         Sage Life's business philosophy rewards our long-term customers. So, after the seventh Contract Year we

            -        eliminate Surrender Charges,
            -        eliminate the Annual Administration Charge,
            -        eliminate the Purchase Payment Tax Charge, if any, and
            -        reduce Asset-Based Charges.

         This means more of your investment is working for you over the long term!


The following chart is designed to help you understand expenses under the Contract. It does not include rider charges. If we included the charges for the optional riders, your expenses would be higher.


                                                                                                                      Examples of
                                                                 Total       Total                  Examples of          Total
                                                                Annual      Annual      Total     Total Expenses      Expenses as
                                                               Insurance     Fund      Annual     Paid at the End   Paid at the End
                            Fund                                Charges     Charges    Charges       of 1 Year        of 10 Years
                            ----                                -------     -------    -------       ---------        -----------
AIM VARIABLE INSURANCE FUNDS:
     AIM V.I. Government Securities Fund                          1.53%       0.90%      2.43%          $95             $310
     AIM V.I. Growth and Income Fund                              1.53        0.77       2.30            94              294
     AIM V.I. International Equity Fund                           1.53        0.97       2.50            96              319
     AIM V.I. Value Fund                                          1.53        0.76       2.29            93              292
THE ALGER AMERICAN FUND:
     Alger American MidCap Growth Portfolio                       1.53        0.85       2.38            94              303
     Alger American Income and Growth Portfolio                   1.53        0.70       2.23            93              284
     Alger American Small Capitalization Portfolio                1.53        0.90       2.43            95              310
LIBERTY VARIABLE INVESTMENT TRUST:
     Colonial High Yield Securities Fund, Variable Series         1.53        0.80       2.33            94              297
     Colonial Small Cap Value Fund, Variable Series               1.53        1.00       2.53            96              322
     Colonial Strategic Income Fund, Variable Series              1.53        0.75       2.28            93              290
     Colonial U.S. Growth and Income Fund, Variable Series        1.53        0.88       2.41            95              308
     Liberty All-Star Equity Fund, Variable Series                1.53        0.95       2.48            95              317
     Newport Tiger Fund, Variable Series                          1.53        1.21       2.74            98              349
     Stein Roe Global Utilities Fund, Variable Series             1.53        0.77       2.30            94              294
STEINROE VARIABLE INVESTMENT TRUST:
     Stein Roe Growth Stock Fund, Variable Series                 1.53        0.67       2.20            93              281
     Stein Roe Balanced Fund, Variable Series                     1.53        0.62       2.15            92              273
MFS(R) VARIABLE INSURANCE TRUST(SM):
     MFS Growth With Income Series                                1.53        0.88       2.41            95              308
     MFS High Income Series                                       1.53        0.91       2.44            95              311
     MFS Research Series                                          1.53        0.86       2.39            94              304
     MFS Total Return Series                                      1.53        0.90       2.43            95              310
     MFS Capital Opportunities Series                             1.53        0.91       2.44            95              311

                                                                                                                      Examples of
                                                                 Total       Total                  Examples of          Total
                                                                Annual      Annual      Total     Total Expenses      Expenses as
                                                               Insurance     Fund      Annual     Paid at the End   Paid at the End
                            Fund                                Charges     Charges    Charges       of 1 Year        of 10 Years
                            ----                                -------     -------    -------       ---------        -----------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
     The Global Equity Portfolio                                  1.53%       1.15%      2.68%          $97             $342
     The Mid Cap Value Portfolio                                  1.53        1.05       2.58            96              328
     The Value Portfolio                                          1.53        0.85       2.38            94              303
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
     Oppenheimer Bond Fund/VA                                     1.53        0.73       2.26            93              288
     Oppenheimer Capital Appreciation Fund/VA                     1.53        0.70       2.23            93              284
     Oppenheimer Small Cap Growth Fund/VA                         1.53        1.34       2.87            99              366
SAGE LIFE INVESTMENT TRUST:
     EAFE(R) Equity Index Fund                                    1.53        0.90       2.43            95              310
     S&P 500 Equity Index Fund                                    1.53        0.55       2.08            91              263
     Money Market Fund                                            1.53        0.65       2.18            92              276
     Nasdaq-100 Index(R) Fund                                     1.53        0.85       2.38            94              303
     All-Cap Growth Fund                                          1.53        1.10       2.63            97              335
T. ROWE PRICE EQUITY SERIES, INC.:
     T. Rowe Price Equity Income Portfolio                        1.53        0.85       2.38            94              303
     T. Rowe Price Mid-Cap Growth Portfolio                       1.53        0.85       2.38            94              303
     T. Rowe Price Personal Strategy Balanced Portfolio           1.53        0.90       2.43            95              310


         Below is an explanation of what we included in each column of the chart:

         The column "Total Annual Insurance Charges" shows the sum of the Asset-Based Charges and the Annual Administration Charge (for purposes of the chart, we assume the average Account Value is $30,000 and the Annual Administration Charge to be 0.13% of the value of an average Contract).

         The column "Total Annual Fund Charges" shows the fees and expenses for each Fund.

         The charges shown for the following funds reflect any expense reimbursement or waiver:

            - Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series and Colonial Small Cap Value Fund, Variable Series.

            - MFS(R) Variable Insurance Trus(SM): MFS Capital Opportunity Series and MFS High Income Series

            - The Universal Institutional Funds, Inc.: The Global Equity Portfolio; The Mid Cap Value Portfolio; and The Value Portfolio.



            - Sage Life Investment Trust: EAFE(R) Equity Index Fund; S&P 500 Equity Index Fund; Money Market Fund; Nasdaq-100 Index(R) Fund; and All-Cap Growth Fund.



         The charges for Sage Life Trust's Nasdaq-100 Index(R) Fund and All-Cap Growth Fund are based on the estimated expenses that those Funds expect to incur in their initial fiscal year.


         The column "Total Annual Charges" shows the sum of "Total Annual Insurance Charges" and "Total Annual Fund Charges."



         The last two columns show you examples of the charges, in dollars, you could pay under a Contract for each $1,000 you invested in that Fund. The examples assume that your Contract earns 5% annually before charges. The examples assume you make a complete surrender at the end of the period and, therefore, surrender charges may be assessed.


         For more information about expenses under a Contract, please refer to the "Fee Table" in the full Prospectus that accompanies this Profile.

6.       HOW WILL MY CONTRACT BE TAXED?

         During the Accumulation Phase, your earnings are not taxed unless you take them out. If you take money out, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% federal tax penalty on the withdrawn earnings.

         Income payments during the Income Phase are considered partly a return of your original investment. That part of each payment is not taxable as income. However, once you have recovered all of your original investment, income payments then will be fully taxable.

         Special tax rules apply to withdrawals from Qualified Contracts, including the Roth IRA.

7.       HOW DO I ACCESS MY MONEY?

         There are a number of ways to withdraw money from your Contract. You can tailor your income to meet your near-term or lifelong liquidity needs.

         During the Accumulation Phase, if you want to take money out of your Contract, you can choose among several different options.

            -     You can withdraw some of your money.

            -     You can surrender your Contract and take all of your money.

            - You can withdraw money using our systematic partial withdrawal program.

            -     You can apply your Account Value to an income plan.

         Keep in mind that amounts you surrender or withdraw may be subject to a surrender charge if taken during the first seven Contract Years. However, during that period, the Contract does provide a Free Withdrawal Amount (an amount not subject to a surrender charge), each year equal to your cumulative earnings, or if greater, 10% of total purchase payments you have invested. In addition, if you take the amounts from the Fixed Account before the end of a Guarantee Period, we ordinarily will apply a Market Value Adjustment. If you are younger than 59 1/2 when you take money out, you may owe a 10% federal tax penalty in addition to the income tax that will apply to any gain in your Contract. Please remember that withdrawals will reduce your death benefit by the proportion that the withdrawal reduces your Account Value.

         Once you start receiving regular income payments and if you selected the "payments for a specified period certain" income plan, you may request a full or partial withdrawal.

8.       HOW IS CONTRACT PERFORMANCE PRESENTED?


         Because as of December 31, 1999 our Variable Sub-Accounts had been in operation for less than a year, we cannot show you how the Funds performed in the Variable Account in this Profile. We do, however, include information about Variable Sub-Account performance in the Prospectus. When the Variable Sub-Accounts have been in operation for a year or more, we will show you the Funds' performance in this Profile using standard methods prescribed by the SEC.


         Please remember that the performance data represents past performance. Amounts you invest in the Variable Account will fluctuate daily based on underlying Fund investment performance, so the value of your investment may increase or decrease.

9.       DOES THE CONTRACT HAVE A DEATH BENEFIT?

         Your Contract provides two different types of death benefits for your Beneficiary. There is the basic death benefit and the accidental death benefit.

         BASIC DEATH BENEFIT. We will pay the basic death benefit to the Beneficiary of your choice in the event of your untimely death prior to the Income Phase. This provides comfort knowing your Beneficiary will receive the greatest of the following:

            - the current Account Value on the date we receive proof of death;

            - the sum of all purchase payments you have invested in your Contract, reduced proportionately by the amount that any withdrawals you have made (including any associated surrender charge and Market Value Adjustment incurred) reduced Account Value; or

            -     the highest anniversary value on or before you reach age 80.

         We determine the highest anniversary value in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary before the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals
(1) the Account Value on that Contract Anniversary, (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary, and (3) reduced proportionately by any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.) The greatest of these anniversary values is your highest anniversary value.

         ACCIDENTAL DEATH BENEFIT. The Contract also provides an accidental death benefit during the Accumulation Phase at no additional cost. If you die as a direct result of an accident before reaching age 81, we will pay an additional death benefit to the Beneficiary of your choice. This additional benefit is equal to 100% of the sum of all purchase payments you have invested in your Contract, less any withdrawals you have made (including any associated surrender charge and Market Value Adjustment incurred) up to a maximum of $250,000.


         OPTIONAL ENHANCED DEATH BENEFIT. Subject to availability in your state, at issue, if you are 79 or younger, you may supplement the basic death benefit by purchasing the Enhanced Death Benefit. You must satisfy the conditions set forth in the rider to receive the benefit, and there are charges associated with the benefit. Once you purchase the Enhanced Death Benefit, you may not cancel it.


10.      WHAT OTHER INFORMATION SHOULD I KNOW?

         The Contract has several additional features available to you at no additional charge:

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

         FREE LOOK RIGHT: You have the right to return your Contract to us at our Customer Service Center or to the registered representative who sold it to you, and have us cancel the Contract. You must return the Contract within a certain number of days specified by your state (usually 10) from the date you received the Contract.

         If you exercise this right, we will cancel your Contract as of the Business Day we receive it. We will send you a refund equal to your Account Value plus any Asset-Based Charges and Purchase Payment Tax Charges we have deducted on or before the date we received the returned Contract. If required by the law of your state, we will refund you the greater of your Account Value plus charges we have deducted or your initial purchase payment, less any withdrawals previously taken. In the states where we are required to return the purchase payment less withdrawals, if you allocated amounts to the Variable Account, we will temporarily allocate those amounts to the Money Market Sub-Account (that is, the Variable Sub-Account investing in the Money Market Fund of Sage Life Investment Trust) until the Free Look Period ends.

         DOLLAR-COST AVERAGING PROGRAM: Under our optional Dollar-Cost Averaging Program, you may transfer a set dollar amount systematically from the Money Market Sub-Account and/or from specially designated Fixed Sub-Accounts (the "DCA Fixed Sub-Accounts") to any other Variable Sub-Account, subject to certain limitations. By investing the same amount on a regular basis, you don't have to worry about timing the market. Since you invest the same amount each period, you automatically acquire more units when market values fall and fewer units when they rise. The potential benefit is to lower your average cost per unit. This strategy does not guarantee that any Fund will gain in value. It also will not protect against a decline in value if market prices fall. However, if you can continue to invest regularly throughout changing market conditions, this program can be an effective way to help meet your long-term or retirement goals. Due to the effect of interest that continues to be paid on the amount remaining in the Money Market Sub-Account or the DCA Fixed Sub-Account, the amounts that we transfer will vary slightly from month to month.

         ASSET ALLOCATION PROGRAM: An optional Asset Allocation Program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives. Bear in mind that the use of an asset allocation model does not guarantee investment results.

         AUTOMATIC PORTFOLIO REBALANCING PROGRAM: Our optional Automatic Portfolio Rebalancing Program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you can instruct us to automatically rebalance your Variable Sub-Account allocations to your original percentages on a quarterly, semi-annual, or annual basis. Money invested in the Fixed Account is not part of this program.

         WAIVER OF SURRENDER CHARGE RIDER: This rider, which is automatically included in your Contract at no additional cost, permits you to withdraw money from your Contract without a surrender charge if you need it while you are confined to a nursing care facility or hospital, or if you have a terminal illness. Certain restrictions apply.

11.      HOW CAN I MAKE INQUIRIES?

         If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center. The address and telephone number of our Customer Service Center office is P.O. Box 290680, Wethersfield, CT 06129-0680 and (877) 835-7243 (Toll Free).

                              PROSPECTUS SUPPLEMENT
                            DATED SEPTEMBER 15, 2000




                          SUPPLEMENT TO THE PROSPECTUS
                          DATED SEPTEMBER 15, 2000 FOR
                 FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED AND
                           VARIABLE ANNUITY CONTRACTS




                                    ISSUED BY




                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.


-------------------------------------------------------------------------------


              YOU SHOULD KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.



         The purpose of this supplement is to add, for a limited time, an investment credit feature to your Contract. This feature applies both to new and existing Contracts.



          For Contracts issued on and after September 15, 2000, we will add 2% of your initial purchase payment that you allocate to the Variable Account to your Variable Account Value on the later of 1) the first Business Day after the end of the Free Look Period ("Ten Day Right to Cancel" period in Minnesota) according to the cover page of your Contract (for purposes of this Prospectus Supplement, we assume you receive your Contract on the Contract Date), or 2) October 16, 2000. For all Contracts, we will add 2% of any additional purchase payment you allocate to the Variable Account, if we receive the payment on or before April 30, 2001. However, transfers to the Variable Account from the Fixed Account are not eligible to receive the investment credit.



         We will allocate the investment credit on a pro-rata basis to the Variable Sub-Accounts you select in the same ratio as the applicable purchase payment.



         The investment credit is yours to keep, and we will not recapture the investment credit. We will not count the investment credit as a purchase payment, and therefore, will not assess surrender charges on the investment credit. We reserve the right to cancel the investment credit feature at any time and for any reason.

                       PROSPECTUS DATED SEPTEMBER 15, 2000

                   FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED
                         AND VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

Executive Office:                         Customer Service Center:
300 Atlantic Street                       P.O. Box 290680
Stamford, CT  06901                       Wethersfield, CT  06129-0680
                                          Telephone:  (877) 835-7243 (Toll Free)

         This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You can purchase a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments.


         You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. The Variable Account has over 30 Sub-Accounts. Through our Fixed Account, you can choose to invest your money in one or more of 7 different Guarantee Periods.


         Each Variable Sub-Account invests in a corresponding Fund of the following Trusts (collectively, the "Trusts"):

            -     AIM Variable Insurance Funds
            -     The Alger American Fund
            -     Liberty Variable Investment Trust
            -     SteinRoe Variable Investment Trust
            -     MFS(R)Variable Insurance Trust(SM)
            -     The Universal Institutional Funds, Inc.
            -     Oppenheimer Variable Account Funds
            -     Sage Life Investment Trust
            -     T. Rowe Price Equity Series, Inc.

         Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.


         The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on page 71 of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

         THIS PROSPECTUS INCLUDES BASIC INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THE TRUST PROSPECTUSES CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS. YOUR REGISTERED REPRESENTATIVE CAN PROVIDE THESE PROSPECTUSES TO YOU BEFORE YOU INVEST.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

=======================================================================================
                                TABLE OF CONTENTS
=======================================================================================


INDEX OF TERMS........................................................................1

FEE TABLE.............................................................................4

1.     WHAT ARE THE CONTRACTS?........................................................9
       Your Options...................................................................9
       Transfers.....................................................................10

2.     WHAT ARE MY INCOME PAYMENT OPTIONS?...........................................10
       Your Choices..................................................................10
       Income Payment Amounts........................................................11

3.     HOW DO I PURCHASE A CONTRACT?.................................................13
       Initial Purchase Payment......................................................13
       Issuance of a Contract........................................................13
       Free Look Right to Cancel Your Contract.......................................14
       Making Additional Purchase Payments...........................................14
       When We May Cancel Your Contract..............................................14

4.     WHAT ARE MY INVESTMENT OPTIONS?...............................................15
       Purchase Payment Allocations..................................................15
       Variable Sub-Account Investment Options.......................................15
       Fixed Account Investment Options..............................................20
       Transfers.....................................................................23
       Transfer Programs.............................................................24
       Values Under Your Contract....................................................26

5.     WHAT ARE THE EXPENSES UNDER A CONTRACT?.......................................27
       Surrender Charge..............................................................29
       Annual Administration Charge..................................................30
       Transfer Charge...............................................................30
       Asset-Based Charges...........................................................30
       Purchase Payment Tax Charge...................................................30
       Optional Benefit Charges......................................................31
       Fund Annual Expenses..........................................................31
       Additional Information........................................................31

6.     HOW WILL MY CONTRACT BE TAXED?................................................32
       Introduction..................................................................32
       Taxation of Non-Qualified Contracts...........................................32
       Taxation of a Qualified Contract..............................................34
       Transfers, Assignments, or Exchanges of a Contract............................34
       Possible Tax Law Changes......................................................35

7.     HOW DO I ACCESS MY MONEY?.....................................................35
       Withdrawals...................................................................35
       Requesting Payments...........................................................36

8.     HOW IS CONTRACT PERFORMANCE PRESENTED?........................................37
       Yield.........................................................................37
       Total Return..................................................................37
       Performance/Comparisons.......................................................38

9.     DOES THE CONTRACT HAVE A DEATH BENEFIT?.......................................38
       Basic Death Benefit...........................................................38
       Owner's Death Before the Income Date..........................................39
       Owner's or Annuitant's Death After the Income Date............................40
       Accidental Death Benefit......................................................40
       Optional Enhanced Death Benefit Rider.........................................41
       Proof of Death................................................................42

10.    WHAT OTHER INFORMATION SHOULD I KNOW?.........................................43
       Separate Accounts.............................................................43
       Modification..................................................................44
       Distribution of the Contracts.................................................44
       Experts.......................................................................45
       Legal Proceedings.............................................................45
       Reports to Contract Owners....................................................45
       Authority to Make Agreements..................................................45
       Financial Statements..........................................................45

11.    HOW CAN I MAKE INQUIRIES......................................................46

12.    ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC..............46

CONDENSED FINANCIAL INFORMATION......................................................72

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.........................73

APPENDIX A - MARKET VALUE ADJUSTMENT................................................A-1

APPENDIX B - DOLLAR-COST AVERAGING PROGRAM..........................................B-1

APPENDIX C - CONTRACTS ISSUED BEFORE MAY 1, 2000....................................C-1

APPENDIX D - GUARANTEED MINIMUM INCOME BENEFIT......................................D-1

APPENDIX E - ENHANCED DEATH BENEFIT.................................................E-1



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

===============================================================================
                                 INDEX OF TERMS
===============================================================================

         We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define these terms below.

         ACCOUNT VALUE -- The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value.

         ACCUMULATION PHASE -- The Accumulation Phase is the period during which you accumulate savings under your Contract.

         ACCUMULATION UNIT -- An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub-Account.

         ANNUITANT -- The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

         ASSET-BASED CHARGES -- The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed monthly against the assets of the Variable Account. After the Income Date, we call these charges Variable Sub-Account Charges and deduct them daily from the assets of the Variable Account.

         BENEFICIARY -- The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

         BUSINESS DAY -- A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

         CONTRACTS -- The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group Contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

         CONTRACT ANNIVERSARY -- A Contract Anniversary is each anniversary of the Contract Date.

         CONTRACT DATE -- The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

         CONTRACT YEAR -- Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

         EXCESS WITHDRAWAL -- An Excess Withdrawal is a withdrawal of Account Value that exceeds the Free Withdrawal Amount.

         EXPIRATION DATE -- The Expiration Date is the last day in a Guarantee Period.

         FIXED ACCOUNT -- The Fixed Account is The Sage Fixed Interest Account
A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

         FREE WITHDRAWAL AMOUNT -- A Free Withdrawal Amount is the maximum amount that you can withdraw within a Contract Year during the Accumulation Phase without being subject to a surrender charge.

         FUND -- A Fund is an investment portfolio in which a Variable Sub-Account invests.

         GENERAL ACCOUNT -- An account that consists of all our assets other than those held in any separate investment accounts.

         INCOME DATE -- The Income Date is the date you select for your regular income payments to begin.

         INCOME PHASE -- The Income Phase starts on the Income Date and is the period during which you receive regular income payments.

         INCOME UNIT -- An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

         MARKET VALUE ADJUSTMENT -- A Market Value Adjustment is a positive or negative adjustment that ordinarily applies to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

         NET ASSET VALUE -- Net Asset Value is the price of one share of a Fund.

         OWNER -- The Owner is the person or persons who owns (or own) a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

         SATISFACTORY NOTICE -- Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center.

         SURRENDER VALUE -- The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charge, including the surrender charge and Market Value Adjustment.

         VALUATION PERIOD -- The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

         VARIABLE ACCOUNT -- The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

         "WE", "US", "OUR", "SAGE LIFE" or the "COMPANY" is Sage Life Assurance of America, Inc.

         "YOU" OR "YOUR" is the Owner of a Contract.

===============================================================================
                                    FEE TABLE
===============================================================================

         The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Contract.

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)......None

Surrender Charge(1) (as a percentage of purchase payments withdrawn or surrendered)

                APPLICABLE              APPLICABLE SURRENDER
               CONTRACT YEAR             CHARGE PERCENTAGE
               -------------             -----------------
                    1                           7%
                    2                           7%
                    3                           6%
                    4                           5%
                    5                           4%
                    6                           3%
                    7                           1%
             8 and thereafter                   0%

Maximum Transfer Charge(2)
     First 12 transfers in a Contract Year..................................$ 0
     After 12th transfer in a Contract Year.................................$25

Annual Administration Charge
     Contract Years 1-7(3)..................................................$40
     After Contract Year 7..................................................$ 0

         In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal, or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.

VARIABLE ACCOUNT ANNUAL EXPENSES(4) (deducted monthly as percentage of the Variable Account Value)

                                                       CONTRACT YEARS
                                                       --------------
                                                       1-7            8+
                                                     -----         -----
 Mortality and Expense Risk Charge                   1.25%         1.10%
 Asset-Based Administrative Charge                   0.15%         0.15%
                                                     -----         -----
 Total Asset-Based Charges                           1.40%         1.25%

OPTIONAL BENEFIT ANNUAL EXPENSES

         Guaranteed Minimum Income Benefit Charge...........................0.20%
           (deducted monthly as a percentage of Account Value)
         Enhanced Death Benefit Charge......................................0.20%
           (deducted monthly as a percentage of Account Value)


FUND CHARGES

         The fees and expenses for each of the Funds (as a percentage of net assets) for the year ended December 31, 1999 are shown in the following table. For more information on these fees and expenses, see the prospectuses for the Trusts. Certain figures shown are net of fee waivers or expense reimbursements. We cannot guarantee that these fee waivers or reimbursements will continue.

FUND ANNUAL EXPENSES (as a percentage of average daily net assets of a Fund)


                                                               MANAGEMENT                     TOTAL EXPENSES    TOTAL EXPENSES
                                                                  FEES       OTHER EXPENSES     (AFTER FEE       (BEFORE FEE
                                                               (AFTER FEE        (AFTER         WAIVERS AND      WAIVERS AND
                                                                 WAIVER,     REIMBURSEMENT,   REIMBURSEMENTS,  REIMBURSEMENTS,
                            FUND                             AS APPLICABLE)  AS APPLICABLE)   AS APPLICABLE)    AS APPLICABLE)
                            ----                             --------------  --------------   --------------    --------------

AIM VARIABLE INSURANCE FUNDS:
   AIM V.I. Government Securities Fund.................            0.50%           0.40%           0.90%             N/A
   AIM V.I. Growth and Income Fund.....................            0.61            0.16            0.77              N/A
   AIM V.I. International Equity Fund..................            0.75            0.22            0.97              N/A
   AIM V.I. Value Fund.................................            0.61            0.15            0.76              N/A
THE ALGER AMERICAN FUND:
   Alger American MidCap Growth Portfolio..............            0.80            0.05            0.85              N/A
   Alger American Income and Growth Portfolio..........            0.625           0.075           0.70              N/A
   Alger American Small Capitalization Portfolio.......            0.85            0.05            0.90              N/A
LIBERTY VARIABLE INVESTMENT TRUST:
   Colonial High Yield Securities Fund, Variable
       Series..........................................            0.60(5)         0.20(5)         0.80(5)          1.88%
   Colonial Small Cap Value Fund, Variable Series......            0.80(5)         0.20(5)         1.00(5)          4.46
   Colonial Strategic Income Fund, Variable Series.....            0.65            0.10            0.75              N/A
   Colonial U.S. Growth and Income Fund, Variable
       Series..........................................            0.80            0.08            0.88              N/A
   Liberty All-Star Equity Fund, Variable Series.......            0.80            0.15            0.95              N/A
   Newport Tiger Fund, Variable Series.................            0.90            0.31            1.21              N/A
   Stein Roe Global Utilities Fund, Variable Series....            0.65            0.12            0.77              N/A
STEINROE VARIABLE INVESTMENT TRUST:
   Stein Roe Growth Stock Fund, Variable Series........            0.50            0.17            0.67              N/A
   Stein Roe Balanced Fund, Variable Series............            0.45            0.17            0.62              N/A
MFS(R) VARIABLE INSURANCE TRUST(SM):
   MFS Growth with Income Series.......................            0.75            0.13(6)         0.88(6)           N/A
   MFS High Income Series..............................            0.75(6)         0.16(6)         0.91(6)          0.97
   MFS Research Series.................................            0.75            0.11(6)         0.86(6)           N/A
   MFS Total Return Series.............................            0.75            0.15(6)         0.90(6)           N/A
   MFS Capital Opportunities Series....................            0.75(6)         0.16(6)         0.91(6)          1.02
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
   The Global Equity Portfolio.........................            0.47(7)         0.68(7)         1.15(7)          1.48
   The Mid Cap Value Portfolio.........................            0.43(7)         0.62(7)         1.05(7)          1.37
   The Value Portfolio.................................            0.18(7)         0.67(7)         0.85(7)          1.22
OPPENHEIMER VARIABLE FUNDS:
   Oppenheimer Bond Fund/VA............................            0.72            0.01            0.73              N/A
   Oppenheimer Capital Appreciation Fund/VA............            0.68            0.02            0.70              N/A
   Oppenheimer Small Cap Growth Fund/VA................            0.75            0.59            1.34              N/A

                                                               MANAGEMENT                     TOTAL EXPENSES    TOTAL EXPENSES
                                                                  FEES       OTHER EXPENSES     (AFTER FEE       (BEFORE FEE
                                                               (AFTER FEE        (AFTER         WAIVERS AND      WAIVERS AND
                                                                 WAIVER,     REIMBURSEMENT,   REIMBURSEMENTS,  REIMBURSEMENTS,
                            FUND                             AS APPLICABLE)  AS APPLICABLE)   AS APPLICABLE)    AS APPLICABLE)
                            ----                             --------------  --------------   --------------    --------------
SAGE LIFE INVESTMENT TRUST:
   EAFE(R) Equity Index Fund*..........................            0.73(8)         0.17(8)         0.90(8)          1.07
   S&P 500 Equity Index Fund**.........................            0.38(8)         0.17(8)         0.55(8)          0.72
   Money Market Fund...................................            0.48(8)         0.17(8)         0.65(8)          0.82
   Nasdaq-100 Index(R) Fund***.........................            0.80(9)         0.05(9)         0.85(9)          0.90
   All-Cap Growth Fund.................................            0.99(9)         0.11(9)         1.10(9)          1.21
T. ROWE PRICE EQUITY SERIES, INC.:
   T. Rowe Price Equity Income Portfolio...............            0.85(10)        0.00            0.85(10)          N/A
   T. Rowe Price Mid-Cap Growth Portfolio..............            0.85(10)        0.00            0.85(10)          N/A
   T. Rowe Price Personal Strategy Balanced Portfolio..            0.90(10)        0.00            0.90(10)          N/A

-------------

(1) You may withdraw a portion of your Account Value without incurring a surrender charge. This amount is called the Free Withdrawal Amount and is equal to the greater of (i) 10% of your total purchase payments less all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year, or (ii) cumulative earnings (i.e., the excess of the Account Value on the date of withdrawal over unliquidated purchase payments).

(2)      Currently, we do not assess a transfer charge.

(3) In some states the charge is $30. We waive the Annual Administration Charge if the Account Value is at least $50,000 on the date of deduction.

(4) On and after the Income Date, we call the Asset Based Charges Variable Sub-Account Charges and deduct them on a daily basis. See "What Are The Expenses Under A Contract?"

(5) Without fee waivers and expense reimbursements, the management fees, the other expenses, and total expenses for each of the following Liberty Variable Investment Trust Funds during 1999 would have been:
         Colonial High Yield Securities Fund, Variable Series 0.60%, 1.28%, 1.88%; and Colonial Small Cap Value Fund, Variable Series 0.80%, 3.66% and 4.46%.

(6) Without fee waivers and expense reimbursements, the management fees, the other expenses, and total expenses for each of the following MFS Variable Insurance Trust Funds during 1999 would have been: MFS Capital Opportunity Series 0.75%, 0.27% and 1.02%; and MFS High Income Series 0.75%, 0.22%, and 0.97%. In addition, each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into such arrangements and directed brokerage arrangements, which would also have the effect of reducing Fund expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the Fund. Had these fee reductions been taken into account, "Total Expenses (after fee waivers and reimbursements, as applicable)" would be lower and would equal: MFS Growth with Income Series -- 0.87%; MFS High Income Series -- 0.90%; MFS Research Series -- 0.85%; MFS Total Return Series -- 0.89%; and MFS Capital Opportunities Series -- 0.90%.

(7) Without fee waivers and expense reimbursements, the management fees, the other expenses, and total expenses for each of the following The Universal Institutional Funds, Inc. Funds during 1999 would have been: Global Equity Portfolio 0.80%, 0.68%, and 1.48%; Mid Cap Value Portfolio 0.75%, 0.62%, and 1.37%; and Value Portfolio 0.55%, 0.67%, and 1.22%.

(8) Without fee waivers and expense reimbursements, total expenses for each of the Sage Life Investment Trust funds during 1999 would have been:
         EAFE(R) Equity Index Fund 1.07%; S&P 500 Equity Index Fund 0.72%; and Money Market Fund 0.82%. In addition, a Rule 12b-1 Plan (the "Plan") has been adopted by each Fund, pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 1999, and no payments will be made under the plan prior to May 1, 2001.

(9) The expenses of Sage Life Investment Trust's Nasdaq-100 Index(R) Fund and All-Cap Growth Fund are based on the estimated expenses that those Funds expect to incur in their initial fiscal year. Without fee waivers and expense reimbursements, total expenses for the Nasdaq-100 Index(R) Fund during 2000 would be estimated to be 0.90% and total expenses for the All-Cap Growth Fund during 2000 would be estimated to be 1.21%. In addition, a Rule 12b-1 Plan has been adopted by each Fund, pursuant to which up to 0.25% may be deducted from Fund assets. No payments will be made under the Plan prior to May 1, 2001.



(10) For each of the portfolios in the T. Rowe Price Equity Series, management fees include operating expenses.


* The EAFE(R) Index is the exclusive property of Morgan Stanley Capital International ("MSCI"). This Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI.

** S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*** The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"), and are licensed for use by Sage Advisors, Inc. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITIES WITH RESPECT TO THE PRODUCT.

EXAMPLES

         The purpose of the following examples is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. We calculate the examples based on the fees and charges shown in the tables above, and we assume that the fee waivers and reimbursements shown above will continue. For a more complete description of these expenses, see "What Are The Expenses Under A Contract?" and see the prospectuses for the Trusts. The examples assume that the initial purchase payment is $30,000, and that you have invested all your money in the Variable Account.

         You should not consider the examples a representation of past or future expenses. Actual expenses may be greater or less than those shown. In addition, we do not reflect Purchase Payment Tax Charges. These charges may apply depending on the state where the Contract is sold. You might also incur transfer fees if you make more than twelve transfers in a Contract Year, however, we currently do not assess the Transfer Charge. See "Transfer Charge."

         The assumed 5% annual rate of return is hypothetical. You should not consider it to be a representation of past or future annual returns; both may be greater or less than this assumed rate.


         You would pay the following expenses on a $1,000 initial purchase payment, assuming a 5% annual return on assets and the charges listed in the Fee Table above.

         The examples do not reflect the charges for the optional Guaranteed Minimum Income Benefit ("GMIB") and the optional Enhanced Death Benefit ("EDB"). If these charges were reflected, your expenses would be higher.



                                                           1. IF YOU SURRENDER YOUR CONTRACT    2. IF YOU DO NOT SURRENDER YOUR
                                                              OR YOU ANNUITIZE AT THE END             CONTRACT AT THE END
                           FUND                                  OF EACH TIME PERIOD                  OF EACH TIME PERIOD
                           ----                                -----------------------              -----------------------
                                                            1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                            ------  -------  -------  --------  ------  -------  -------  --------
AIM VARIABLE INSURANCE FUNDS:
     AIM V.I. Government Securities Fund .................... $95   $138     $177      $310       $25      $78    $137     $310
     AIM V.I. Growth and Income Fund ........................  94    135      170       294        24       75     130      294
     AIM V.I. International Equity Fund .....................  96    141      181       319        26       81     141      319
     AIM V.I. Value Fund ....................................  93    134      169       292        23       74     129      292
THE ALGER AMERICAN FUND:
     Alger American MidCap Growth Portfolio .................  94    137      174       303        24       77     134      303
     Alger American Income and Growth Portfolio .............  93    132      165       284        23       72     125      284
     Alger American Small Capitalization Portfolio ..........  95    138      177       310        25       78     137      310
LIBERTY VARIABLE INVESTMENT TRUST:
     Colonial High Yield Securities Fund, Variable Series ...  94    135      171       297        24       75     131      297
     Colonial Small Cap Value Fund, Variable Series .........  96    141      182       322        26       81     142      322
     Colonial Strategic Income Fund, Variable Series ........  93    133      168       290        23       73     128      290
     Colonial U.S. Growth and Income Fund, Variable Series ..  95    138      176       308        25       78     136      308
     Liberty All-Star Equity Fund, Variable Series ..........  95    140      180       317        25       80     140      317
     Newport Tiger Fund, Variable Series ....................  98    148      194       349        28       88     154      349
     Stein Roe Global Utilities Fund, Variable Series .......  94    135      170       294        24       75     130      294
STEINROE VARIABLE INVESTMENT TRUST:
     Stein Roe Growth Stock Fund, Variable Series ...........  93    132      165       281        23       72     125      281
     Stein Roe Balanced Fund, Variable Series ...............  92    129      161       273        22       69     121      273
MFS(R) VARIABLE INSURANCE TRUST(SM)
     MFS Growth With Income Series ..........................  95    138      176       308        25       78     136      308
     MFS High Income Series .................................  95    138      177       311        25       78     137      311
     MFS Research Series ....................................  94    137      174       304        24       77     134      304
     MFS Total Return Series ................................  95    138      177       310        25       78     137      310
     MFS Capital Opportunities Series .......................  95    138      177       311        25       78     137      311
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
     The Global Equity Portfolio ............................  97    146      191       342        27       86     151      342
     The Mid Cap Value Portfolio ............................  96    143      185       328        26       83     145      328
     The Value Portfolio ....................................  94    137      174       303        24       77     134      303
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
     Oppenheimer Bond Fund/VA ...............................  93    132      167       288        23       72     127      288
     Oppenheimer Capital Appreciation Fund/VA ...............  93    132      165       284        23       72     125      284
     Oppenheimer Small Cap Growth Fund/VA ...................  99    152      201       366        29       92     161      366
SAGE LIFE INVESTMENT TRUST:
     EAFE(R) Equity Index Fund ..............................  95    138      177       310        25       78     137      310
     S&P 500 Equity Index Fund ..............................  91    126      156       263        21       66     116      263
     Money Market Fund ......................................  92    129      162       276        22       69     122      276
     Nasdaq-100 Index(R) Fund ...............................  94    137      174       303        24       77     134      303
     All-Cap Growth Fund ....................................  97    145      188       335        27       85     148      335
T. ROWE PRICE EQUITY SERIES, INC.:
     T. Rowe Price Equity Income Portfolio ..................  94    137      174       303        24       77     134      303
     T. Rowe Price Mid-Cap Growth Portfolio .................  94    137      174       303        24       77     134      303
     T. Rowe Price Personal Strategy Balanced Portfolio .....  95    138      177       310        25       78     137      310


         More information about Accumulation Unit Values may be found in the Condensed Financial Information section at the end of this Prospectus.

===============================================================================
1.  WHAT ARE THE CONTRACTS?
===============================================================================

         The Contracts are flexible payment deferred combination fixed and variable annuity Contracts. They are designed for use in your long-term financial and retirement planning and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

         Under the terms of the Contract, we promise to pay you (or the Annuitant, if the Owner is other than an individual) regular income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. However, if you would like to purchase a Contract in connection with a tax-qualified retirement plan, please carefully consider the costs and benefits of the Contract (including income payments) before your purchase since the tax-qualified retirement plan itself provides for tax-sheltered growth. See "How Will My Contract Be Taxed?" The Contracts may not be available in all states or all markets. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract. If you purchased your Contract before May 1, 2000, please see Appendix C for certain provisions applicable to your Contract. Generally Contracts purchased after May 1, 2000 will have the provisions described in this Prospectus. However, in certain states the provisions described in Appendix C will continue to apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

YOUR OPTIONS


         When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."


         You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Option." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." We currently offer Guarantee Periods with durations of 1, 2, 3, 4, 5, 7, and 10 years. If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an income plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an income plan. See "Market Value Adjustment."


         We also offer you two optional benefits for an additional charge -- the GMIB and EDB. These riders can provide additional benefits that we discuss in "What Are My Income Payment Options" and "Does the Contract Have A Death Benefit."

TRANSFERS

         Subject to certain conditions, you can transfer Account Value three ways:

            -     From one Variable Sub-Account to another;

            -     From a Fixed Sub-Account to a Variable Sub-Account; or

            -     From a Variable Sub-Account to a Fixed Sub-Account.

         We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits.

===============================================================================
2.  WHAT ARE MY INCOME PAYMENT OPTIONS?
===============================================================================

YOUR CHOICES

         You have several choices to make concerning your Income Payments. First, you choose the Income Date when you want regular income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

         On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

         The available income plans are:

         - INCOME PLAN 1 -- Life Annuity - You will receive payments for your life.

         - INCOME PLAN 2 -- Life Annuity with 10 or 20 Years Certain - You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

         - INCOME PLAN 3 -- Joint and Last Survivor Life Annuity - We will make payments as long as either you or a second person you select (such as your spouse) is alive.

         - INCOME PLAN 4 -- Payments for a Specified Period Certain - You will receive payments for the number of years you select. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

         - INCOME PLAN 5 -- Annuity Plan - You can use your Account Value to purchase any other income plan we offer at the time you want to begin receiving regular income payments for which you and the Annuitant are eligible.

INCOME PAYMENT AMOUNTS

         We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the "annuity purchase rates." These rates vary based on the Annuitant's age and sex, and if applicable upon the age and sex of a second person you designate. The annuity purchase rate we apply will never be lower than the rate shown in your Contract.

         If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

         If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

         VARIABLE INCOME PAYMENTS. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%; if you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming positive investment performance).

         For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

         If you told us that you want a life annuity, it is possible that you could only receive one payment.

         Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Surrender Value on that date in one sum.


         OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDER - The GMIB is an optional rider that ensures, if you satisfy the rider's conditions, the availability of guaranteed minimum lifetime income payments on the Income Date. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular Income Plan and frequency of payment, we determine the GMIB by multiplying (a) by (b) where:

         a)       is the Highest Anniversary Value determined on the Income
                  Date; and



         b) is the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.



         We then compare the GMIB to what we would pay you if you had not elected the GMIB rider. We determine this amount by applying your current Account Value to our then current monthly income rate per $1,000 (the current monthly income rates may be more favorable than the guaranteed rates shown in the Contract to calculate the GMIB). We will pay you the amount that results in higher income payments.



         The Highest Anniversary Value is the greatest anniversary value attained in the following manner. We will calculate an anniversary value for each Contract Anniversary before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB rider. An anniversary value for a Contract Anniversary equals:

         -        the Account Value on that Contract Anniversary;
         - increased by the dollar amount of any purchase payments made since that Contract Anniversary; and
         - reduced by the proportion that any withdrawal taken since that anniversary (including applicable surrender charges and Market Value Adjustments) reduced Account Value.



         We show an example of how the GMIB works in Appendix D.



         CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The rider's effective date for purposes of reviewing Contract Anniversaries to determine the Highest Anniversary Value will be the Business Day the new Owner elects to continue the rider. All of the other terms and conditions of the rider will continue as before.



         WHEN MAY YOU ELECT THE GMIB? You may take income payments using the GMIB on any Contract Anniversary, or the thirty-day period that follows, after
(a) the Contract has been in effect for seven years, and (b) the Annuitant has attained age 60.



         INCOME PLANS AVAILABLE WITH THE GMIB. You may elect to use the GMIB with the following Income Plans in your Contract:



         -        Income Plan 1. Fixed Life Annuity;
         -        Income Plan 2. Fixed Life Annuity with 10 or 20 Years Certain;
                  and
         -        Income Plan 3. Fixed Joint and Last Survivor Annuity.



         You may also elect any other Income Plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB.

         OTHER GMIB TERMS AND CONDITIONS

         -        The GMIB must be purchased at time of application;
         - The Annuitant must be age 80 or younger at the time your Contract is issued;
         - The purchase of the GMIB as an optional benefit is irrevocable and charges for the GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.



         IMPORTANT CONSIDERATIONS REGARDING THE GMIB. While a GMIB does provide a guaranteed income, a GMIB MAY NOT BE APPROPRIATE FOR ALL INVESTORS. You should understand the GMIB completely and analyze it thoroughly before you purchase the GMIB.



         - A GMIB does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.
         - Once purchased, the GMIB is irrevocable. This means that before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under the GMIB using guaranteed monthly income payment rates, the GMIB charges will still be assessed.
         - The GMIB in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."
         - Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.
         -        The GMIB may not be approved in all states.


===============================================================================
3.  HOW DO I PURCHASE A CONTRACT?
===============================================================================

INITIAL PURCHASE PAYMENT

         You may purchase a Contract for use in connection with tax-qualified retirement plans ("Qualified Contracts") or on a non-tax qualified basis ("Non-Qualified Contracts"). To purchase a Contract, you and the Annuitant you select may not be more than 85 years old on the Contract Date. We require a different minimum initial purchase payment depending on whether you are purchasing a Non-Qualified or Qualified Contract, as shown in the following table:

                                               MINIMUM INITIAL
                                               PURCHASE PAYMENT
                                                   REQUIRED

Non-Qualified Contract                              $5,000
Qualified Contract                                  $2,000

ISSUANCE OF A CONTRACT

         Once we receive your initial purchase payment and your application at our Customer Service Center, we will usually issue your Contract within two Business Days. However, if you did not give us all the information we need, we will try to contact you to get the needed information. If we cannot complete the application within five Business Days, we will either send your money back or obtain your permission to keep your money until we receive the necessary information. Your Contract Date will be the date we issue your Contract at our Customer Service Center.

FREE LOOK RIGHT TO CANCEL YOUR CONTRACT

         During your "Free Look" Period, you may cancel your Contract. The Free Look Period usually ends 10 days after you receive your Contract. Some states may require a longer period. If you decide to cancel your Contract, you must return it to our Customer Service Center or to one of our authorized registered representatives. We will send you a refund equal to your Account Value plus any Asset-Based Charges and Purchase Payment Tax Charges we have deducted on or before the date we receive your returned Contract at our Customer Service Center. If required by the law of your state, we will refund you the greater of your Account Value plus the Asset-Based Charges and Purchase Payment Tax Charges we have deducted or your initial purchase payment, less any withdrawals previously taken. In those latter states where this requirement exists, we will temporarily invest amounts you allocated to the Variable Account to the Money Market Sub-Account until we deem the Free Look Period to end. See "What Are My Investment Options."

MAKING ADDITIONAL PURCHASE PAYMENTS

         You may make additional purchase payments of $250 or more (a lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center) at any time before the Income Date, subject to the following conditions. We will accept additional purchase payments as shown in the chart below:

                ========================== =====================================================================
                     CONTRACT TYPE              RESTRICTIONS ON ACCEPTANCE OF ADDITIONAL PURCHASE PAYMENTS
                -------------------------- ---------------------------------------------------------------------
                 Non-Qualified                  Accepted until the earlier of the year in which
                 Contract                       you attain age 85 or the year in which the Annuitant
                                                attains age 85.

                -------------------------- ---------------------------------------------------------------------
                 Qualified                      Accepted until the year in which you attain 70 1/2,
                 Contract                       except contributions to a Roth IRA or rollover
                                                contributions may be made until the year in
                                                which you attain age 85.
                ========================== =====================================================================


         You must obtain our prior approval before you make a purchase payment that causes the Account Value of all annuities that you maintain with us to exceed $1,000,000.

         We will credit any purchase payment received after the Contract Date to your Contract as of the Business Day on which we receive it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

WHEN WE MAY CANCEL YOUR CONTRACT

         If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record. However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

==============================================================================
4.  WHAT ARE MY INVESTMENT OPTIONS?
==============================================================================

PURCHASE PAYMENT ALLOCATIONS

         When you apply for a Contract, you specify the percentage of your initial and additional purchase payments to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

         We may, however, require that an initial purchase payment allocated to a Variable Sub-Account be temporarily invested in the Money Market Sub-Account during the Free Look Period. We will require this if the law of your state requires us to refund your full initial purchase payment less any withdrawals previously taken, should you cancel your Contract during the Free Look Period. At the end of the Free Look Period, if we temporarily allocated your initial purchase payment to the Money Market Sub-Account, we will transfer the value of what is in the Money Market Sub-Account to the Variable Sub-Account(s) you specified in your application. Solely for the purpose of processing this transfer from the Money Market Sub-Account, we will deem the Free Look Period to end 15 days after the Contract Date. This transfer from the Money Market Sub-Account to the Variable Sub-Accounts at the end of the Free Look Period does not count as a transfer for any other purposes under the Contract.

VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS


         The Variable Account has over 30 Sub-Accounts, each investing in a specific Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. The Funds, as well as brief descriptions of their investment objectives, are provided below. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market.


                          AIM VARIABLE INSURANCE FUNDS

         AIM V.I. GOVERNMENT SECURITIES FUND. This Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

         AIM V.I. GROWTH AND INCOME FUND. This Fund's primary objective is growth of capital with a secondary objective of current income.

         AIM V.I. INTERNATIONAL EQUITY FUND. This Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

         AIM V.I. VALUE FUND. This Fund seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment adviser's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

         A I M Advisers, Inc. advises the AIM Variable Insurance Funds.

                             THE ALGER AMERICAN FUND

         ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

         ALGER AMERICAN INCOME AND GROWTH PORTFOLIO. This Fund primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

         ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

         Fred Alger Management, Inc. advises The Alger American Fund.

                        LIBERTY VARIABLE INVESTMENT TRUST

         COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES. This Fund seeks current income and total return by investing primarily in lower rated corporate debt securities (commonly referred to as "junk bonds").

         COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES. This Fund seeks long-term growth by investing primarily in smaller capitalization equity securities.

         COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES. This Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

         COLONIAL U.S. GROWTH AND INCOME FUND, VARIABLE SERIES. This Fund seeks long-term growth and income by investing primarily in large capitalization equity securities. Up to 10% of its assets may be invested in debt securities.

         LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES. This Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

         NEWPORT TIGER FUND, VARIABLE SERIES. This Fund seeks long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines).

         STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES. This Fund seeks current income and long-term growth of capital by investing primarily in U.S. and foreign securities of utility companies.

         Liberty Advisory Services Corp. provides investment management and advisory services to the Liberty Variable Investment Trust. Colonial Management Associates, Inc. sub-advises the High Yield

Securities Fund, the U.S. Growth and Income Fund, the Small Cap Value Fund, and the Strategic Income Fund. Stein Roe & Farnham Incorporated sub-advises the Global Utility Fund. Newport Fund Management, Inc. sub-advises the Tiger Fund. Liberty Asset Management Company sub-advises the All-Star Fund.

                       STEINROE VARIABLE INVESTMENT TRUST

         STEIN ROE GROWTH STOCK FUND. This Fund seeks long-term growth of capital through investment primarily in common stocks.

         STEIN ROE BALANCED FUND. This Fund seeks high total investment return through a changing mix of equities, debt securities, and cash.

         Stein Roe & Farnham Incorporated advises the SteinRoe Variable Investment Trust.

                        MFS(R) VARIABLE INSURANCE TRUST(SM)

         MFS GROWTH WITH INCOME SERIES. This Fund seeks long-term growth of capital and income. The Fund invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Fund may invest in companies of any size, the Fund generally focuses on companies with larger market capitalizations that the Fund's adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

         MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its total assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

         MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Fund focuses on companies that the Fund's adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

         MFS TOTAL RETURN SERIES. This Fund primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The Fund is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Fund invests (i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (ii) at least 25% of its net assets in non-convertible fixed income securities.

         MFS CAPITAL OPPORTUNITIES SERIES. This Fund seeks capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Fund focuses on companies which the Fund's adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

         MFS Investment Management(R) advises the MFS(R) Variable Insurance
Trust.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

         THE GLOBAL EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that the Fund's investment adviser believes are undervalued.

         THE MID CAP VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations in the range of companies included in the S&P MidCap 400 Index (currently $500 million to $6 billion).

         THE VALUE PORTFOLIO. This Fund seeks above-average return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities of companies with equity capitalization greater than $2.5 billion that are deemed by the Fund's investment adviser to be relatively undervalued based on the market as a whole, as measured by the S&P 500 Index.

         Morgan Stanley Dean Witter Investment Management, Inc. advises The Global Equity Portfolio. Miller Anderson & Sherrerd, LLP advises The Value Portfolio and The Mid Cap Value Portfolio.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

         OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

         OPPENHEIMER CAPITAL APPRECIATION FUND/VA. This Fund seeks to achieve capital appreciation by investing in securities of well-known, established companies.

         OPPENHEIMER SMALL CAP GROWTH FUND/VA. This Fund seeks capital appreciation. Current income is not an objective. In seeking its investment objective, the Fund invests mainly in securities of "growth type" companies with market capitalizations of less than $1 billion.

         Oppenheimer Funds, Inc. manages Oppenheimer Variable Account Funds.

                           SAGE LIFE INVESTMENT TRUST

         EAFE(R) EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index before the deduction of Fund expenses.

         S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses.

         MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed.

         NASDAQ - 100 INDEX(R) FUND. This Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index(R) before the deduction of Fund expenses. The Nasdaq-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market.



         ALL-CAP GROWTH FUND. This Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks.



         Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. State Street Global Advisors subadvises the EAFE(R) Equity Index Fund, S&P 500 Equity Index Fund, and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

                        T. ROWE PRICE EQUITY SERIES, INC.

         T. ROWE PRICE EQUITY INCOME PORTFOLIO. This Fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

         T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. This Fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings.

         T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO. The Fund seeks to provide the highest total return over time, with an emphasis on both capital growth and income. The Personal Strategy Balanced Portfolio invests in a diversified portfolio of stocks, bonds, and money market securities.

         T. Rowe Price Associates, Inc. provides investment management to the T. Rowe Price Equity Series, Inc.

         The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

         Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

         We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee for administrative services we provide. The fee is ordinarily based upon an annual percentage of up to .25% of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ; some investment advisers or distributors pay us a greater percentage than other advisers or distributors.

         More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust. You should read the Trusts' prospectuses carefully before you decide to allocate amounts to the Variable Sub-Accounts.

FIXED ACCOUNT INVESTMENT OPTIONS

         Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect. We may establish DCA Fixed Sub-Accounts for our Dollar-Cost Averaging Program.

         HOW WE DETERMINE THE GUARANTEED INTEREST RATE. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. THE COMPANY'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES IT DECLARES. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE INTEREST RATES. HOWEVER, OUR GUARANTEED INTEREST RATES WILL BE AT LEAST 3% PER YEAR. GUARANTEED INTEREST RATES DO NOT DEPEND UPON AND DO NOT REFLECT THE PERFORMANCE OF THE FIXED ACCOUNT.

         GUARANTEE PERIODS. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 1, 2, 3, 4, 5, 7, and 10 years. We may offer different Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date.

         We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

         We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

         - Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

         - Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires.

         - Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

         Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

         - Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

         - Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

         We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

         MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (l) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

         Ordinarily:

         - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.

         - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

         We will apply a Market Value Adjustment as follows:

         - For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.

         - If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.

         - If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account. In the case of surrender, or if you withdraw, transfer or apply to an income plan, the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

         A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the Free Look Period.

         We will compute the Market Value Adjustment by multiplying the factor below by the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account to provide the amount you requested.

                                             N/365
                          [(1+I)/(1+J+.0025)]      - 1

         Where

                  I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

                  J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

                  N is the remaining number of days in the Guarantee Period at the time of calculation.

         We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

         In Maryland, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the greater of the factor above and the following factor: [(1.03)/(l+K)]((G-N)/365) - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period. In Washington, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available. Contact our Customer Service Center for available Guarantee Periods.

         Examples of how the Market Value Adjustment works are shown in Appendix A.

TRANSFERS



         Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to transfer Account Value is restricted until the Free Look Period ends. See "What Are My Investment Options?" The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we will treat your transfer request as a request to transfer the entire amount.


         You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

         A transfer ordinarily takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

         In addition, we reserve the right to restrict transfers:

         - if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

         - if the transfer results in more than one trade involving the same Sub-Account with a 30-day period; or

         - if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

         We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer.

         After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

         TELEPHONE TRANSACTIONS. You may request transfers or withdrawals by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

         We also have a form to allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.


         INTERNET TRANSACTIONS. In addition to telephone transactions, we permit transfers via the Internet. We will send Owners information about our website and transactions that may be made through it.


         THIRD PARTY TRANSFERS. As a general rule and as a convenience to you, we allow a third party the right to make transfers on your behalf. However, when the same third party possesses the right to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The managements of the Funds share this position.

         Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by Owners or third parties holding the right to make transfers on behalf of multiple parties, we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. However, our procedures will not prevent you from making your own transfer requests.

TRANSFER PROGRAMS

         DOLLAR-COST AVERAGING PROGRAM. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

         The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix B.

         You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, restrictions may apply.

         Once elected, dollar-cost averaging remains in effect until:

            -    the Income Date;

            -    you surrender the Contract;

            - the value of the Sub-Account from which transfers are being made is depleted; or

            -    you cancel the program by written request.


         If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in the systematic partial withdrawal program.



         We may also permit you to periodically transfer earnings (sweep) from the Fixed Sub-Accounts to the Variable Sub-Accounts.


         ASSET ALLOCATION PROGRAM. An optional Asset Allocation Program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives.

         If you participate in the asset allocation program, we will automatically allocate all initial and additional purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account. Although you may only use one model at a time, you may change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

         Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix quarterly to bring your portfolio back to its original allocation percentages.

         From time to time the models are reviewed. It may be found that allocation percentages within a particular model need to be changed. You will be sent a notice at least 30 days before any such change is made, and you will be given an opportunity NOT to make the change.

         If you participate in the asset allocation program, the transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to cancel the asset allocation program at any time and for any reason.

         AUTOMATIC PORTFOLIO REBALANCING PROGRAM. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer

Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing.

VALUES UNDER YOUR CONTRACT

         ACCOUNT VALUE. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

            - the performance of the Variable Sub-Accounts you have selected;

            -     interest credited on amounts you allocated to the Fixed
                  Account;

            -     any additional purchase payments; and

            -     charges, transfers, withdrawals, and surrenders.

         Your Account Value may be more or less than purchase payments you made.

         SURRENDER VALUE. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, reduced by any applicable surrender charge that would be deducted if your Contract were surrendered that day, less any applicable annual administration charge and any applicable Purchase Payment Tax Charge.

         VARIABLE ACCOUNT VALUE. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

         ACCUMULATION UNIT VALUE. Accumulation Unit Value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub-Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period.

         NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

        (a)    is the net result of:

               (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

               (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

               (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

        (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

         The net investment factor may be more or less than, or equal to, one.

         FIXED ACCOUNT VALUE. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

         - the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; PLUS

         -        interest at the Guaranteed Interest Rate; MINUS

         -        any transfers from the Sub-Account; MINUS

         - any withdrawals (including any associated surrender charges) from the Sub-Account; and MINUS

         -        any charges allocated to the Sub-Account.

We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

==============================================================================
5.  WHAT ARE THE EXPENSES UNDER A CONTRACT?
==============================================================================

         We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

SERVICES AND BENEFITS WE PROVIDE INCLUDE:

         - the ability of Owners to make withdrawals and surrenders under the Contracts;

         -        the death benefit paid on the death of the Owner;

         - the available investment options, including dollar-cost averaging, asset allocation, automatic portfolio rebalancing, IRA partial withdrawal programs, and systematic partial withdrawal programs;

         - administration of the income plans available under the Contracts; and

         -        the distribution of various reports to Owners.


COSTS AND EXPENSES WE INCUR INCLUDE:

         - those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

         -        sales and marketing expenses; and

         -        other costs of doing business.

RISKS WE ASSUME INCLUDE:

         - the risks that Annuitants may live longer than we estimated when we established the annuity purchase rates under the Contracts;

         - that the amount of the death benefit will be greater than Account Value; and

         - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

         We may also deduct a charge for taxes.  See "Fee Table."

         We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

         Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

         We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

         -        the size of the group;

         - the total amount of purchase payments to be received from the group;

         -        the purposes for which the Contracts are purchased;

         -        the nature of the group for which the Contracts are purchased;
                  and

         - any other circumstances that could reduce Contract costs and expenses.

         We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.

SURRENDER CHARGE

         If you make an Excess Withdrawal or surrender your Contract during the first seven Contract Years, we may deduct a surrender charge calculated as a percentage of the amount of purchase payment(s) withdrawn or surrendered. The applicable percentage is 7% in the first Contract Year, and declines until it reaches 0% in the eighth Contract Year.

         If you surrender your Contract, we deduct the surrender charge from the Account Value in determining the Surrender Value. If you take an Excess Withdrawal, we deduct the surrender charge from your Account Value remaining after we pay you the amount requested. We include any surrender charge we assess in the calculation of any applicable Market Value Adjustment for withdrawals from the Fixed Account. Each year you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table."

         The amount you request from a Sub-Account may not exceed the value of that Sub-Account less any applicable surrender charge.

         EXAMPLE OF CALCULATION OF SURRENDER CHARGE. Assume the applicable surrender charge is 7%, you have requested a withdrawal of $1,000, and no Market Value Adjustment is applicable. Your initial purchase payment was $5,000, your current Account Value is $5,250, and you made no prior withdrawals during that Contract Year. Your Free Withdrawal Amount is the greater of (a) or (b), where:

       (a) is the excess of 10% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year (10% x $5,000 = $500); and

       (b) is the excess of the Account Value on the date of withdrawal over the unliquidated purchase payments ($5,250 - $5,000 = $250).

Therefore, the Free Withdrawal Amount is $500. A surrender charge will apply to the excess of $1,000 over $500. The surrender charge equals $35 (7% x $500).

         WAIVER OF SURRENDER CHARGE. We will not deduct a surrender charge if, at the time we receive your request for a withdrawal or a surrender, we have also received due proof that you (or the Annuitant, if the Owner is not an individual) have a "Qualifying Terminal Illness" or have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period.

We define "Qualifying Terminal Illness" and "Qualifying Hospital or Nursing Care Facility" in your Contract.

ANNUAL ADMINISTRATION CHARGE


         We will deduct an annual administration charge of $40 for the first seven Contract Years (i) on each Contract Anniversary, and (ii) on the day of any surrender if the surrender is not on the Contract Anniversary. We will waive this charge on and after the eighth Contract Anniversary, or if the Account Value is at least $50,000 when we would have otherwise deducted the annual administration charge. In some states, the charge is $30, and in some states it is deducted only from your Account Value in the Variable Sub-Accounts. We may, from time to time, eliminate this charge for the first Contract Year.


TRANSFER CHARGE

         We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

ASSET-BASED CHARGES

         We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs we assume. Before the Income Date, we deduct Asset-Based Charges monthly and calculate the charges as a percentage of the Variable Account Value on the date of deduction. On the Contract Date and monthly thereafter, we deduct the Asset-Based Charges proportionately from the Variable Sub-Accounts in which you are invested. On and after the Income Date, however, these charges are called Variable Sub-Account Charges and we deduct them daily from the assets in each Variable Sub-Account supporting variable income payments. The maximum charges are:

                                                                             COMBINED
                                                                       ASSET-BASED CHARGES
                                                      -------------------------------------------------------
                                                          ANNUAL            MONTHLY              DAILY
                                                          CHARGE             CHARGE             CHARGE
                                                          ------             ------             ------

                    Contract Years 1-7                     1.40%           .116667%         .0038626%
                    Contract Years 8+                      1.25%           .104167%         .0034462%

         We reserve the right to deduct Asset-Based Charges on the effective date of any transfer from the Fixed Account, or allocation of purchase payment to the Variable Account, based on the amount transferred or allocated and based on the number of days remaining until the next date of deduction. These charges do not apply to any Fixed Account Value.

PURCHASE PAYMENT TAX CHARGE

         We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.0% depending upon the state or locality.


OPTIONAL BENEFIT CHARGES.



         Guaranteed Minimum Income Benefit. If you purchase the optional Guaranteed Minimum Income Benefit, we will deduct an additional charge equal on an annual basis to 0.20% of your Account Value on the date of deduction during the Accumulation Phase. We calculate this charge as a percentage of your Account Value on the date of deduction, and deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply all of your Account Value to an Income Plan or income payments cease for any reason, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.



         Enhanced Death Benefit. If you purchase the optional Enhanced Death Benefit, we will deduct an additional charge equal on an annual basis to .20% of your Account Value on the date of deduction during the Accumulation Phase. We deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply the Account Value to an Income Plan, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.

FUND ANNUAL EXPENSES

         Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. A table of each Fund's management fees and other expenses can be found in the front of this Prospectus in the Fee Table. For a description of each Fund's expenses, management fees, and other expenses, see the Trusts' prospectuses.

ADDITIONAL INFORMATION

         The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 6.25%). You do not pay these commissions. We do. Broker-dealers who meet certain productivity and profitability standards may be eligible for additional compensation.

==============================================================================
6.  HOW WILL MY CONTRACT BE TAXED?
==============================================================================


THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER COMPETENT TAX ADVISERS FOR MORE COMPLETE INFORMATION.


INTRODUCTION

         The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract.

         When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

         NON-NATURAL PERSON. A Non-Qualified Contract that is owned by a non-natural person (such as a corporation or a trust) is generally not treated as an annuity contract for tax purposes. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser. The discussion in this section assumes that the Contract is owned by a natural person.

         WITHDRAWALS AND SURRENDERS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

         SPECIAL NOTE ON WITHDRAWALS. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

              - It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution.

              - We understand that it is the position of the Internal Revenue Service that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the owner's investment in the contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2 , additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

         PENALTY TAX ON CERTAIN WITHDRAWALS. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

              -   made on or after the taxpayer reaches age 59 1/2;

              -   made on or after the death of an Owner;

              -   attributable to the taxpayer's becoming disabled; or

              - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

         Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

         INCOME PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

         TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

         WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

         FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF A QUALIFIED CONTRACT

         Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisors for more specific information.

         TYPES OF QUALIFIED CONTRACTS. A Qualified Contract can be used in connection with the following types of retirement plans:

              - Individual Retirement Annuity (IRA) -- permits eligible individuals to make non-deductible or deductible annual contributions of up to $2,000.

              - SIMPLE IRA -- permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions of up to $6,000, with an employer contribution or match.

              - Roth IRA -- allows eligible individuals to make after-tax contributions of up to $2,000, with no tax on qualifying distributions.

         The form of the Qualified Contract and its IRA rider have been approved by the IRS for use as an IRA. IRS approval does not relate to the merits of the IRA as an investment.

         CONTRIBUTIONS AND DISTRIBUTIONS. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs. Penalty taxes may apply to distributions made before age 59 1/2 and to certain early distributions from Roth IRAs. See "Qualified Contracts" in the Statement of Additional Information for more information on contributions and distributions.

         Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

         TERMS OF THE PLAN. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

         A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

==============================================================================
7.  HOW DO I ACCESS MY MONEY?
==============================================================================

         You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

WITHDRAWALS

         You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. (If you have elected the "payments for a specified period certain" income plan option, you may request a full or partial withdrawal after the Income Date; otherwise, no withdrawals are permitted after the Income Date.) There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. Also, there may be adverse tax consequences if you make a partial withdrawal during the Income Phase. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $250. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $250, we will treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."

       When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

         A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any applicable surrender charge and Market Value Adjustment) reduces Account Value and may be subject to federal income tax. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

         Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

         SYSTEMATIC PARTIAL WITHDRAWAL PROGRAM. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub-Accounts. You select the day we take withdrawals, but this day can be no later than the 28th day of the month. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

       - If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

       - If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge." Also, any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment. See "Market Value Adjustment."

         You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

         IRA PARTIAL WITHDRAWAL PROGRAM. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

         You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals, but this day can be no later than the 28th day of the month. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

REQUESTING PAYMENTS

         You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the date our Customer Service Center receives all requirements.

         We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

       - the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

       - the SEC, by order, permits postponement of payment to protect our Owners.

         We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request.

         If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

==============================================================================
8.  HOW IS CONTRACT PERFORMANCE PRESENTED?
==============================================================================

         We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. WE BASE THESE FIGURES ON HISTORICAL PERFORMANCE, AND THEY DO NOT INDICATE OR PROJECT FUTURE RESULTS. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELD

         The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         The yield of a Variable Sub-Account (except the Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

TOTAL RETURN


         The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, including any surrender charge that would apply if you surrendered your Contract at the end of each period indicated, but excluding any deductions for purchase payment tax charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. We show standard performance that reflects no charges for the optional benefits. "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include any Contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

PERFORMANCE/COMPARISONS

         We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Variable Sub-Account performance based on that performance data. We will accompany non-standard performance by standard performance.

         In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

==============================================================================
9.  DOES THE CONTRACT HAVE A DEATH BENEFIT?
==============================================================================

         Your Contract provides two different types of death benefits for your Beneficiary if you die before the Income Date. There is the basic death benefit and the accidental death benefit.

         BASIC DEATH BENEFIT. If any Owner dies before the Income Date, we will pay the Beneficiary the greatest of:

         - the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business Day);

         - 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduced Amount Value; or

         -    the highest anniversary value (the "Highest Anniversary Value").

         The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

         (1)    the Account Value on that Contract Anniversary;

         (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

         (3) reduced proportionately by any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

         If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of the Owner (or Annuitant, if no natural Owner) part of the death benefit.


OWNER'S DEATH BEFORE THE INCOME DATE


         If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request that the death benefit be paid in one lump sum. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue, in which case we will continue the Contract subject to the following conditions:

         (1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

         (2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

         However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules. In addition, no additional purchase payments may be applied to the Contract.

         Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the Death Benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

         If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

         If no Owner of the Contract is an individual, we will treat the death of any Annuitant under the Contract as the death of an Owner.

         In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.

OWNER'S OR ANNUITANT'S DEATH AFTER THE INCOME DATE

         If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

         If income payments have been selected based on an income plan providing for payments for a guaranteed period and the Annuitant dies on or after the Income Date, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant or the Beneficiary.

         ACCIDENTAL DEATH BENEFIT. Under certain circumstances, if the Owner dies before the Income Date, we will provide an additional death benefit called the accidental death benefit. This additional benefit will equal:

           -      the purchase payments made; MINUS

           - any withdrawals (including any associated surrender charge and Market Value Adjustment incurred),

           each determined as of the date of the Owner's death (or the next Business Day if the Owner dies on other than a Business Day), up to a maximum of $250,000.

To qualify for this benefit, the Owner's death must occur:

           (1) before the first Contract Anniversary after the Owner attains age 80; and

           (2) as a direct result of accidental bodily injury, independent of all other causes.

         If there is no Owner who is a natural person (that is, an individual), we will treat the Annuitant as Owner and use the Annuitant's age for purposes of determining whether the accidental death benefit is payable.

         Further, all the terms and conditions described in the Contract must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. We will pay the accidental death benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of accidental death. The deceased Owner's spouse may continue the Contact (and this benefit) according to the terms set forth in the Contract and accidental death benefit rider.

         We terminate the accidental death benefit provision:

         - when we pay the benefit after the death of the surviving spouse;

         - when you surrender the Contract or apply the entire Account Value to an income plan;

         - when we distribute the interest in the Contract due to the death of an Owner; or

         -        when you request termination of the benefit.

OPTIONAL ENHANCED DEATH BENEFIT RIDER



         You may enhance the Contract's basic death benefit by purchasing the optional Enhanced Death Benefit rider. The Enhanced Death Benefit rider may provide an additional death benefit if the Owner dies before the Income Date (or the Annuitant, if the Owner is not a natural person). We determine the Enhanced Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:

         a)       is your Account Value on the date of calculation;

         b)       is the Net Purchase Amount; and

         c)       is the Benefit Rate.



The Enhanced Death Benefit will not exceed the Maximum Benefit Amount as shown in your Contract Schedule. The Maximum Benefit Amount is guaranteed not to be less than 100% of your Net Purchase Amount times the benefit rate.



         On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make; and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.



         The Benefit Rate is 0.40% for issue ages 69 and under, and 25.0% for issue ages 70 through 79.



         We will pay the Enhanced Death Benefit to your Beneficiary or surviving joint Owner upon receipt of written proof of death. PLEASE NOTE THAT IF YOUR ACCOUNT VALUE HAS DECLINED SUCH THAT IT IS LESS THAN THE NET PURCHASE AMOUNT, NO ENHANCED DEATH BENEFIT WILL BE PAYABLE.



         We show examples of the Enhanced Death Benefit in Appendix E.



         CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age. The rider's effective date for purposes of calculating the Net Purchase Amount will be the Business Day the new Owner elects to continue the rider. On this date the Net Purchase Amount will be equal to the Account Value. After that, the Net Purchase Amount will be increased by any additional purchase payments the new Owner makes, and will be reduced in proportion to the reduction in Account Value that results from withdrawals the new Owner makes. All of the other terms and conditions of the rider will continue as before.



         OTHER ENHANCED DEATH BENEFIT TERMS AND CONDITIONS.

            - You can only purchase the Enhanced Death Benefit at time of application;

            - You must be age 79 or younger at the time the Contract is issued;

            - If you purchase the Enhanced Death Benefit as an optional benefit it is irrevocable and charges for it will remain in force during the Accumulation Phase (unless not renewed by a surviving spouse who continues the Contract under the Contract Continuation Option).



         IMPORTANT CONSIDERATIONS REGARDING THE ENHANCED DEATH BENEFIT OPTION.

            - The Enhanced Death Benefit rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being less than the Net Purchase Amount will result in no Enhanced Death Benefit being payable.

            - Once purchased, the Enhanced Death Benefit is irrevocable. This means that even if the investment performance of the Funds are such as would result in a basic death benefit that is sufficient for your needs, the Enhanced Death Benefit charges will still be assessed.

            - Please take advantage of the guidance of a qualified financial adviser in evaluating the Enhanced Death Benefit option, as well as all other aspects of the Contract.

            -     The Enhanced Death Benefit may not be available in all states.


PROOF OF DEATH

         We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit. We will accept one of the following items:

            1.    An original certified copy of an official death certificate;
                  or

            2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

            3.    Any other proof satisfactory to us.

==============================================================================
10.  WHAT OTHER INFORMATION SHOULD I KNOW?
==============================================================================

SEPARATE ACCOUNTS

         THE SAGE VARIABLE ANNUITY ACCOUNT A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

         We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund of AIM Variable Insurance Funds, The Alger American Fund, Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, MFS(R) Variable Investment Trust(SM), The Universal Institutional Funds, Inc., Oppenheimer Variable Account Funds, Sage Life Investment Trust, and T. Rowe Price Equity Series, Inc. Variable Sub-Accounts buy and redeem Fund shares at net asset value without any sales charge. We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

         VOTING OF FUND SHARES. We are the legal owner of shares held by the Variable Sub-Accounts and as such, have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

         THE SAGE FIXED INTEREST ACCOUNT A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and may offer the Fixed Account in our variable life insurance products. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

MODIFICATION

         When permitted by applicable law, we may modify the Contracts as follows:

         -        deregister the Variable Account under the 1940 Act;

         - operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

         - operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

         - restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

         -        combine the Variable Account with other separate accounts; and

         -        combine a Variable Sub-Account with another Variable
                  Sub-Account.

         We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

         If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.

DISTRIBUTION OF THE CONTRACTS

         Sage Distributors, Inc. ("Sage Distributors") acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a corporation organized under Delaware law in 1997, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. We offer the Contracts on a continuous basis, and do not anticipate discontinuing their sale. The Contracts may not be available in all states.

EXPERTS


         The financial statements of Sage Life Assurance of America, Inc. at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of The Sage Variable Annuity Account A at December 31, 1999 and for the period from February 19, 1999 (commencement of operations) through December 31, 1999, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. The financial statements of Sage Life Assurance of America, Inc. for the six months ended June 30, 2000 and 1999 have not been audited.


LEGAL PROCEEDINGS

         Sage Life and its subsidiaries, as of the date of this Prospectus, are not involved in any lawsuits. However, Sage Life's direct and indirect parent companies, like other companies, are involved in lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Sage Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the Fixed Account, the General Account, or Sage Life.

REPORTS TO CONTRACT OWNERS

         We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

AUTHORITY TO MAKE AGREEMENTS

         One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

FINANCIAL STATEMENTS

         Financial statements are presented in the Statement of Additional Information for the Variable Account as of December 31, 1999 from its commencement of operations on February 19, 1999 to December 31, 1999.


         We included the audited financial statements for Sage Life as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and unaudited financial information as of June 30, 2000 and for the six month periods ended June 30, 2000 and 1999 in this Prospectus. You should consider these financial statements only as bearing on the ability of Sage Life to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.

================================================================================
11. HOW CAN I MAKE INQUIRIES?
================================================================================

       You may make inquiries about your Contract by contacting one of our authorized registered representatives or by writing or calling us at our Customer Service Center.

================================================================================
12. ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.
================================================================================

HISTORY AND BUSINESS

       OWNERSHIP. Sage Life was incorporated under the laws of the state of Delaware in 1981. The Company is authorized to write general life insurance and fixed and variable annuity contracts in all states except New York, and also is licensed to conduct variable life insurance business in all but five states.

       Fidelity Mutual Life Insurance Company, a Pennsylvania insurer, sponsored the Company's formation in 1981 under the name of Fidelity Standard Life Insurance Company ("Fidelity Life"). Security First Life Insurance Company ("Security First") of Los Angeles, California acquired Fidelity Life in December 1984. In January 1997, Sage Insurance Group Inc. ("Sage Insurance Group") (formerly Finplan Investment Corp.), a Delaware corporation and a wholly owned indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation and the Company's ultimate parent, acquired Fidelity Life. The Company changed to its present name in September 1997. In December 1998, Sage Insurance Group formed a new company, Sage Life Holdings of America, Inc. ("Sage Life Holdings"), to act as the new immediate parent of the Company. The transaction is discussed more fully in the section below entitled "Holding Company Structure and Background."

       PRIOR BUSINESS OPERATIONS. As a Security First subsidiary, the Company specialized in the marketing of annuities qualifying under Section 403(b) of the Code. Under an assumption reinsurance agreement, Fidelity Life's annuity business was irrevocably transferred to Security First in January 1997 except for a small number of contracts. During 1998, Security First assumption reinsured all of the remaining annuity business of Fidelity Life. Security First is now a subsidiary of The Metropolitan Life Insurance Company.

       HOLDING COMPANY STRUCTURE AND BACKGROUND. We are an indirect, wholly owned subsidiary of Sage Insurance Group, which is a holding company for us and affiliated entities conducting life and annuity insurance business in the United States. We also are an indirect, wholly-owned subsidiary of Sage Group Limited ("Sage Group"), a corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977 through its financial interests in Independent Financial Marketing Group Inc., a financial planning and bank insurance marketing company. Sage Group sold its interest in Independent Financial Marketing Group in March 1996 to the Liberty Financial Companies of Boston.

       On December 1, 1998, Sage Group entered into a letter of intent with Swiss Re Life & Health America Inc. ("Swiss Re"). Swiss Re is an indirect subsidiary of Swiss Reinsurance Company, Switzerland, one of the world's largest reinsurance groups. This agreement encompassed two transactions: (1) that Sage Life would enter into a reinsurance agreement with Swiss Re or its affiliate, Life Reassurance Corporation of America ("LRCA"); and (2) that Swiss Re or LRCA would make an investment in Sage Life Holdings, our immediate parent. The reinsurance agreement with LRCA was entered into on June 8, 2000. As to the investment in Sage Life Holdings, on December 31, 1998, LRCA did invest $12.5 million in non-voting, non-redeemable, cumulative preferred stock of Sage Life Holdings, which at that point became our immediate parent and a wholly-owned subsidiary of Sage Insurance Group. We anticipate that, during the third quarter of 2000, LRCA will exchange part of its preferred stock for a voting interest of not more that 9.9% in Sage Life Holdings with a retroactive effective date of April 1999. The arrangements contemplated by the agreement may be subject to regulatory approval.

       The Company is licensed to write business in all states, except New York. However, the Company has formed a subsidiary company, Sage Life Assurance Company of New York ("Sage Life New York"), that will be licensed to write business in New York. It is anticipated that Sage Life New York will begin operations at the beginning of 2001.

       SELECTED FINANCIAL DATA. We cannot compare our historical financial results for the calendar year 1996 and all prior years, to the results for the years 1997, 1998, 1999 and 2000 due to the substantial change in our business operations. We effectively disposed of all in-force business existing as of December 31, 1996 and, therefore, on January 1, 1997, had no insurance liabilities under any of our policies other than the small number of policies that were not 100% assumption reinsured to our former parent company. We subsequently novated these insurance liabilities during 1998. Effectively, therefore, since January 1997, we became comparable to a new company that had not yet begun its business activities.

       We present the following selected financial data as of June 30, 2000, June 30, 1999, December 31, 1999, 1998 and 1997 and for the periods then ended, taken from our financial statements. The interim data for June 30, 2000 and 1999 is unaudited, while the prior calendar year numbers have been audited. Please read the information below along with the financial statements, including related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" we included elsewhere in this Prospectus.

                                                                              SELECTED FINANCIAL DATA
                                                                                   (IN THOUSANDS)

                                                   SIX MONTHS      SIX MONTHS
                                                      ENDED           ENDED         YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                     JUNE 30,        JUNE 30,      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                       2000            1999           1999           1998            1997
INCOME STATEMENT DATA:
Revenues:
Net investment income                               $    588        $    646        $  1,290        $  1,244        $    989
Administrative service fees                               25              16              38               -               -
Annuity charges and fees                                   1               -               1               -               -
Total revenues                                           614             662           1,329           1,244             989

Benefits and Expenses:
Salaries and benefits expenses                         1,066             617             972             742             497
Development expenses                                     998           1,502           3,828               -               -
Insurance expenses and taxes                             706             274             721             522             518
Amortization expenses                                    117             117             235             549             326
Total benefits and expenses                            2,887           2,511           5,756           1,813           1,341

Loss before cumulative effect adjustment              (2,273)         (1,849)         (4,427)           (569)           (352)

Cumulative effect adjustment                               -                          (4,269)              -               -

Net loss                                            $ (2,273)       $ (1,849)       $ (8,696)       $   (569)       $   (352)

BALANCE SHEET DATA:
Total Assets                                        $ 33,788        $ 31,452        $ 31,737        $ 36,542        $ 36,689

Total Liabilities                                   $  2,751        $    110        $    234        $     70        $  3,486

Stockholder's Equity                                $ 31,031        $ 31,031        $ 31,503        $ 36,472        $ 33,203


   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

       INTRODUCTION. The following discussion highlights the significant factors that influence our operations. Please read this discussion along with our financial statements and the related notes included in this Prospectus.

       HISTORY AND BUSINESS OVERVIEW. Sage Insurance Group acquired the Company on December 31, 1996, and since that date, we have totally reengineered our products, systems, and administration. (Before the acquisition of the Company, all new business production and marketing ended in October 1996.) All of our current senior management are experienced in the insurance industry (either in the United States or in South Africa). We recruited most of them since January 1997. Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable insurance products. Our obligations under these contracts are supported by (1) variable accounts -- determined by the value of investments held in separate accounts, and (2) fixed accounts -- backed by investments held in separate accounts. We may not use the assets of these separate accounts that equal the reserves and other liabilities supporting the contracts to which they relate, to pay any of our other obligations or creditors. During February 1999, we began to market, on a limited basis, our new variable insurance products. During the first half of 2000, our initial marketing focus has been to distribute the contracts through banks and third-party marketing organizations working closely with banks. We anticipate that, over the long-term, our distribution channels will expand to include financial planners, regional broker-dealers, and wirehouses.

       RESULTS OF OPERATIONS. The Company has had a substantial increase in its premium volume during the first six months of 2000. Premiums received for the six months ended June 30, 2000 and 1999 were $2.2 million and $.1 million, respectively. A large percentage of the premiums were received during the last week of June as the Company continues to expand its distribution network. For the six months ended June 30, 2000 and 1999, the Company reported net losses of $2.3 million and $6.1 million, respectively. Net losses for the three years ending December 31, 1999, 1998, and 1997 were $8.7 million, $0.6 million, and $0.4 million, respectively. The large increase in losses for 2000 and 1999 is due to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities" (SOP 98-5). SOP 98-5 required the Company to charge to expense all start-up costs incurred, as well as write-off any unamortized capitalized development costs on January 1, 1999. The development costs incurred during the first six months of 2000 and 1999 were $1.0 million and $1.5 million, respectively, and, during the year ended December 31, 1999, were $3.8 million. In addition, the January 1, 1999 write-off of unamortized capitalized development costs increased losses by $4.3 million.

       As the Company continued in the development phase, revenues continued to be derived primarily from investment income earned on Company investments. Net investment income earned during each of the six months ended June 2000 and 1999 was consistently $0.6 million. For the years ended 1999, 1998 and 1997, net investment income was $1.3 million, $1.2 million and $1.0 million, respectively. The Company's investments consist entirely of U.S. Government securities and highly rated corporate bonds. Investment yields of 5.0%, 5.4%, 5.1% and 4.9% were earned in 2000, 1999, 1998 and 1997, respectively. Six months ending June 2000 earned a yield of 5.0% compared to 5.4% for six months ending June 1999. The Company's other sources of income are administrative service fees and Contract charges and fees. Administrative service fees are asset-based charges that the Company receives on Contract Owner funds invested with various investment fund managers. Contract charges and fees are both asset-based fees and flat annual per-Contract fees charged to each Owner. As the Company broadens its distribution of products during 2000, these Contract charges and fees are anticipated to become a major source of revenue. The Contract charges and fees earned to date have been minimal as there have been a limited number of Contracts issued by the Company. Administrative service fees earned on funds invested in the Sage Life Investment Trust were $25,000 and $15,517 during the six months ended June 30, 2000 and 1999, respectively, and $37,671 for the year ended December 31, 1999. The Company did not earn any administrative service fees in 1998 or 1997. Due to the relatively small number and value of contracts outstanding through June 30, 2000, the Company has not recognized any significant policy charges and fees.


       With the adoption of SOP 98-5, the Company's primary expenses during 2000 and 1999 are those non-recurring expenses incurred in the development of products and systems. Expenses incurred for development costs for the six months ended June 2000 and 1999 were $1.0 million and $1.5 million, respectively. Prior to 1999, these expenses were capitalized and amortized over fifteen years. As these expenses are no longer amortized, amortization expenses decreased to $0.1 million during the six months ended June 2000, to $0.5 during the six months ended June 1999 and to $0.2 million for the year ended December 1999 from $0.5 million in 1998. The amortization expenses for 2000 and 1999 relate entirely to the goodwill associated with the purchase of the Company. Salaries and benefits expenses for the six months ended June 2000 and 1999 were $1.1 million and $0.6 million, respectively. For the years ended December 1999, 1998 and 1997, salaries and benefits expenses were $1.0 million, $0.7 million and $0.5, respectively. The increase in salaries and benefits is attributable to an increase in full time employees from 8 to 33 over the period from December 31, 1997 to June 30, 2000. General and administrative expenses were $0.7 million, $0.7 million, $0.5 million and $0.5 million for the six months ended June 2000 and years ended December 1999, 1998 and 1997, respectively. General and administrative expenses increased to $.7 million at June 30, 2000 from $.3 million at June 30, 1999. These overhead expenses include rent, professional fees, office expenses and statutory filing fees.

       The Company has no federal income tax expenses for the six months ended June 2000 nor for each of the three years ended December 31, 1999. The Company has a net operating loss carryforward of approximately $13.0 million at June 30, 2000.

       LIQUIDITY AND CAPITAL RESOURCES. Since the beginning of 1997, we have needed money primarily to develop our insurance products and related infrastructure, and to fund our daily operations. We have met our cash needs through interest income and capital contributions from Sage Insurance Group.

       During the remainder of 2000, we expect our cash needs to substantially increase due to our expanded underwriting and marketing activities. We still anticipate that we will be unable to meet all of our liquidity requirements during the year without capital contributions from Sage Insurance Group. In addition, although not required to do so, the Company believes that Sage Insurance Group will continue to provide capital to the Company for our non-recurring costs associated with new products and business development during the year. In addition, as discussed previously, LRCA, an indirect subsidiary of Swiss Reinsurance Company, has made an equity investment in our parent company that has provided an additional source of funds to us for new business expenses.

       Our future marketing efforts could be hampered in the unlikely event that Sage Insurance Group, Swiss Re, LRCA and/or their affiliates are unwilling to commit additional funding.

       It is anticipated that during the latter part of 2000, the Company will be capitalizing its subsidiary company, Sage Life New York. Prior to capitalizing Sage Life New York, the Company will receive a capital contribution from Sage Insurance Group of $4 million. The Company will then transfer $14 million of securities to this newly formed company. This transaction will decrease the available working capital of the Company and increase our potential need for additional working capital.


QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

       At December 31, 1999, the Company held in its general account $16,179,750 of fixed maturity investments that are sensitive to changes in interest rates. These securities are held in support of the Company's target solvency surplus. The Company has a conservative investment philosophy, with all investments being investment grade securities, government agency or U.S. government securities.

       The primary equity market risk to the Company comes from the nature of the variable annuity and variable life products to be sold. Various fees and charges earned by the Company are substantially derived as a percentage of the market value of the assets under management. In a market decline, this income would be reduced. This could be further compounded by customer withdrawals, net of any applicable surrender charges, partially offset by transfers to the fixed investment option. It also is not clear what the impact of a prolonged downturn in the equity markets would have on ongoing sales. Customer's perceptions of a downturn in equity markets coupled with rising interest rates could move them into financial products other than variable insurance products. The Company's products could potentially remain attractive to consumers in relation to other long-term savings vehicles even after such a decline.


SEGMENT INFORMATION.

       We currently plan to conduct our business as a single segment, and anticipate that this segment will eventually include all of the following products:

       -      Combination fixed and variable deferred annuities;

       -      Combination fixed and variable immediate annuities; and

       -      Combination fixed and variable life insurance products.

REINSURANCE.

       As discussed above in Holding Company Structure and Background, we have entered into a coinsurance reinsurance arrangement with LRCA, pursuant to which LRCA will reinsure a significant portion of our liabilities under our variable insurance contracts with a retroactive effective date of

February 1, 1999. This arrangement will provide additional capacity for growth of our variable insurance business.

       In addition, we have entered into a reinsurance arrangement that reinsures certain mortality risks associated with the guaranteed minimum death benefit and accidental death benefit features of the Contracts. We intend to use only highly rated reinsurance companies to reinsure these risks.

       Reinsurance does not relieve us from our obligations to Owners. We remain primarily liable to our Owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

RESERVES.

       The insurance laws and regulations under which we operate obligate us to carry on our books, as liabilities, actuarially determined reserves to meet our obligations on outstanding Contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our Contract obligations at their maturities or in the event of the Owner's death. In the financial statements included in this Prospectus, all reserves have been determined in accordance with generally accepted accounting principles. At June 30, 2000 and December 31, 1999 we held $2.0 million and $0.1 million, respectively, of reserves in our Separate Account. As previously noted, all of Fidelity Life's existing annuity business has been irrevocably transferred to Security First, resulting in no remaining contract obligations at December 31, 1998.

INVESTMENTS.

       Our General Account cash and invested assets of $24.6 million, $24.1 million, $25.5 million and $25.3 million at June 30, 2000 and December 31, 1999, 1998 and 1997, respectively, was invested entirely in investment grade securities and money market funds. It is our stated policy to refrain from investing in securities having speculative characteristics. Our entire portfolio is classified as available-for sale, and is reported at fair value, with resulting unrealized gains or losses included as a separate component of stockholder's equity.

DIVIDEND RESTRICTIONS.

       We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions described below, we must obtain approval of the Insurance Commissioner of the State of Delaware to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus in regard to shareholders as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of unassigned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to shareholders within five business days after declaration and at least ten days prior to payment. At December 31, 1999 we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus, and we did not pay a dividend to Sage Life Holdings.

COMPETITION.

       We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,600 stock, mutual, and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than we are. We are unique in that we are one of the few life insurers confining its activities to the marketing of separate account variable insurance products.

TRANSACTIONS WITH SAGE INSURANCE GROUP, INC.

       In 1997, the Company entered into a Cost Sharing Agreement with Sage Insurance Group, the parent of Sage Life Holdings, to share the personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon monitored usage of the equipment, respectively. Pursuant to this agreement, the Company had income of $0.7 million, $0.9 million and $0.2 million from Sage Insurance Group for the six months ended June 2000 and years ended December 31, 1999 and 1998, respectively. The Company incurred an expense to Sage Insurance Group of $0.1 million for the period ended December 31, 1997, but since then (and through June 30, 2000) has not incurred any expenses to Sage Insurance Group under the agreement. At December 31, 1999 the amount due from Sage Insurance Group relating to this agreement was $0.6 million. There was no amount due at December 31, 1998. In addition, Sage Insurance Group provides funds to the Company to meet various operating expenses. As these amounts are paid back to Sage Insurance Group at the end of each quarter, no amounts remained payable at June 30, 2000, December 31, 1999 and 1998.

       All non-recurring development costs of the Company are paid by Sage Insurance Group or its parent, Sage Group Limited, and treated as capital contributions. The cumulative amount of development costs paid for by affiliated companies at June 30, 2000, December 31, 1999 , 1998 and 1997 were $8.1 million, $7.1 million, $3.3 million and $1.5 million, respectively.

EMPLOYEES.

       Due to our business strategy of outsourcing our primary administrative and investment functions to organizations that specialize in these areas, the number of full time personnel we employ is limited. The Company had 33, 27, 14 and 8 full time employees at June 30, 2000, December 31, 1999, 1998, and 1997, respectively.

STATE REGULATION.

       We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of the Delaware Department of Insurance (the "Insurance Department"). We file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that the Insurance Department may examine us and our books and records to determine, among other things, whether contract liabilities and reserves as we state them are correct. The Insurance Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), will periodically conduct a full examination of our operations.

       In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we do business, and our operations and accounts are subject to examination by these agencies at regular intervals.

       The NAIC has adopted several regulatory initiatives designed to improve the surveillance and financial analysis regarding the solvency of insurance companies in general. These initiatives include the development and implementation of a risk-based capital formula for determining adequate levels of capital and surplus. Insurance companies are required to calculate their risk-based capital in accordance with this formula and to include the results in their Statements. We anticipate that these standards will have no significant effect upon us.

       Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

       Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

       Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include:

       -      regulation of insurance company solvency,

       -      employee benefit regulation,

       -      tax law changes affecting the taxation of insurance companies, and

       - tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                        DIRECTORS AND EXECUTIVE OFFICERS

                           POSITION HELD WITH THE                      OTHER PRINCIPAL POSITIONS
NAME (AGE)                 COMPANY/YEAR COMMENCED                      DURING PAST FIVE YEARS
----------                 ----------------------                      ----------------------
Ronald S. Scowby(1)        Director, 1/97 to present;                  Chairman, President and Chief Executive Officer, 1/2000
      Age 61               Chairman, 2/98 to present                   to present, Sheldon Scowby Associates, Inc.; Chairman
                                                                       and Trustee, Sage Life Investment Trust, 7/98 to
                                                                       present; Director, Sage Life Assurance Company of New
                                                                       York, 5/98 to present; Deputy Chairman 2/98 to present,
                                                                       President, 1/97 to 2/98, Director, 1/97 to present,
                                                                       Sage Insurance Group Inc.; Director, Sage Advisors,
                                                                       Inc., 1/98 to 12/99; President, Chief Executive
                                                                       Officer, Sage Life Assurance of America Inc.,
                                                                       1/97-2/98; Director, Sage Distributors, Inc., 1/98 to
                                                                       12/99; Director, President, Chief Executive Officer,
                                                                       Sage Management Services (USA), Inc., 6/96 to 12/99;
                                                                       Owner, Sheldon Scowby Resources 7/95-6/96.

Robin I. Marsden(2)        Director, 1/97 to present; President        President and Chief Executive Officer, Sage Life
      Age 34               and Chief Executive Officer, 2/98           Assurance Company of New York, 4/2000 to present;
                           to present                                  Director and President, Sage Life (Bermuda) Ltd.,
                                                                       1/2000 to present; President and Trustee, Sage Life
                                                                       Investment Trust, 7/98 to present; Director, Sage Life
                                                                       Assurance Company of New York, 5/98 to present;
                                                                       Director, President, Sage Advisors, Inc., 1/98 to
                                                                       present; Director, Sage Distributors, Inc., 1/98 to
                                                                       present; Director, 1/97 to present, President and Chief
                                                                       Executive Officer, 2/98 to present, Sage Insurance
                                                                       Group, Inc.; Chief Investment Officer, Sage Life
                                                                       Holdings, Ltd., 11/94 to 1/98; and

                           POSITION HELD WITH THE                      OTHER PRINCIPAL POSITIONS
NAME (AGE)                 COMPANY/YEAR COMMENCED                      DURING PAST FIVE YEARS
----------                 ----------------------                      ----------------------
                                                                       Executive-Strategic Developments, Sage Group Ltd.,
                                                                       11/94 to 1/98.

H. Louis Shill(3)          Director, 1/97 to                           Director, Sage Life Assurance Company of New York, 5/98
      Age 69               present                                     to present; Chairman, Sage Life Assurance of America,
                                                                       Inc., 1/97 to 2/98; Chairman, Sage Insurance Group,
                                                                       Inc., 1/97 to present; Founder, Chairman, Sage Group
                                                                       Limited, 1965 to present.

Paul C. Meyer(4)           Director, 1/97 to                           Director, Sage Life Assurance Company of New York, 5/98
      Age 47               present                                     to present; Partner, Clifford, Chance, Rogers & Wells
                                                                       LLP, 1986 to present.

Richard D. Starr(5)        Director, 1/97 to                           Chairman and Director, ABN Amro Financial
      Age 56               present                                     Services, Inc., 7/00 to present; Director,
                                                                       Sage Life Assurance Company of New York, 5/98
                                                                       to present; President, First Interstate
                                                                       Securities, 1/95 to 12/95; Chairman & Chief
                                                                       Executive Officer, Financial Institutions
                                                                       Group, Inc., 10/78 to present.

Mitchell R. Katcher(2)     Director, 12/97 to present; Senior          Senior Executive Vice President, Chief Financial Officer
      Age 47               Executive Vice President, Chief             and Chief Actuary, Sage Life Assurance Company of New
                           Financial Officer, Chief Actuary            York, 4/2000 to present; Director, Chief Financial
                           5/97 to present                             Officer and Chief Actuary, Sage Life (Bermuda), Ltd.,
                                                                       1/2000 to present; Vice President, Sage Life Investment
                                                                       Trust, 7/98 to present; Director, Sage Life Assurance
                                                                       Company of New York, 5/98 to present; Director,
                                                                       Treasurer, Sage Advisors, Inc., 1/98 to present;
                                                                       Director, Sage Distributors, Inc., 1/98 to present;
                                                                       Treasurer, 7/97 to present, Senior Executive Vice
                                                                       President, 12/97 to present, Sage Insurance Group, Inc.;
                                                                       Executive Vice President, Golden American Life Insurance
                                                                       Company, 7/93-2/97.

                           POSITION HELD WITH THE                      OTHER PRINCIPAL POSITIONS
NAME (AGE)                 COMPANY/YEAR COMMENCED                      DURING PAST FIVE YEARS
----------                 ----------------------                      ----------------------
Meyer Feldberg(6)          Director, 1/2000 to present                 Dean/Professor, Columbia University Graduate School of
      Age 58                                                           Business, 7/89 to present; Director, 1/2000 to present,
                                                                       Sage Life Assurance Company of New York and Sage
                                                                       Insurance Group, Inc.

John A. Benning(7)         Director, 4/2000 to present                 Director, 4/2000 to present, Sage Life
     Age 66                                                            Assurance Company of New York; Treasurer and
                                                                       General Counsel, Liberty Hospitality Company,
                                                                       1/2000 to present; Senior Vice President and
                                                                       General Counsel, Liberty Financial Companies,
                                                                       1986 to 1999.


----------------
(1) Mr. Scowby's principal business address is 200 Broad Street, Suite 2337, Stamford, CT 06901

(2) The principal business address of these persons is 300 Atlantic Street, Stamford, CT 06901.

(3) Mr. Shill's principal business address is Sage Centre, 10 Fraser Street, Johannesburg, South Africa 2000.

(4)    Mr. Meyer's principal business address is 200 Park Avenue, New York, NY
       10166.

(5) Mr. Starr's principal business address is 22507 SE 47th Place, Issaquah, WA 98029.

(6) Dr. Feldberg's principal business address is Columbia University Graduate School of Business, Uris Hall, Room 101, 3022 Broadway, New York, NY 10027.

(7) Mr. Benning's principal business address is 23rd Floor, 600 Atlantic Street, Boston, MA 02210

COMPENSATION

       Our executive officers also serve as officers of our parent and of certain affiliated companies. Cost allocations have been made to us as to the time these individuals devoted to their duties with us. No allocation was made during 1997 nor was any made for 1998 for the services of Mr. Shill. No allocation was made during 1997 for the services of Mr. Marsden.

       The following table includes compensation paid by us for services rendered in all capacities for the years indicated for the Chief Executive Officer and the other Executive Officers compensated more than $100,000 for the year ended December 31, 1999.

                                                              ANNUAL COMPENSATION
                                                     -------------------------------------
                                                                                                ALL OTHER
         NAME AND PRINCIPAL POSITION                   YEAR        SALARY         BONUS        COMPENSATION
         ---------------------------                  ------     ----------     ----------    --------------
Ronald S. Scowby ...............................       1997       $337,500       $100,000
    Chairman(1)                                        1998       $350,000       $100,000       $ 22,097
                                                       1999       $350,000       $100,000       $100,000

Robin I. Marsden ...............................       1998       $275,000       $100,000       $ 20,956
    President and Chief Executive Officer(1)           1999       $322,500       $150,000

Mitchell R. Katcher ............................       1997       $114,583       $265,000
    Senior Executive Vice President,                   1998       $250,000       $125,000       $ 19,037
    Chief Financial Officer                            1999       $268,750       $150,000
    and Chief Actuary(1)


----------------
(1)    All salaries and bonuses are paid by Sage Insurance Group.

We pay outside directors $12,000 and $2,000 per meeting attended. Dr. Feldberg is paid $30,000 and $8,000 per meeting attended. For meetings attended in the year ended December 31, 1999, we paid each outside director $20,000. Dr. Feldberg attended no meetings in 1999; we paid his 2000 retainer in 1999. All directors' compensation includes compensation for services on any board of directors for any company affiliated with the Company. We do not compensate directors who are officers or employees of ours or our affiliates for serving on the Board. Directors do not receive retirement benefits.

                      Sage Life Assurance of America, Inc.

                              Financial Statements

                For the periods ended June 30, 2000 and 1999 and
                     years ended December 31, 1999 and 1998







                                    CONTENTS

Report of Independent Auditors......................................................59

Financial Statements

Balance Sheets......................................................................60
Statements of Operations............................................................61
Statements of Stockholder's Equity..................................................62
Statements of Cash Flows............................................................63
Notes to Financial Statements.......................................................64

                         Report of Independent Auditors


Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying balance sheets of Sage Life Assurance of America, Inc. as of December 31, 1999 and 1998, and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sage Life Assurance of America, Inc. as at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



                                           /s/ Ernst & Young LLP
                                           ---------------------
                                           Ernst & Young LLP


February 24, 2000
Stamford, Connecticut

                      Sage Life Assurance of America, Inc.

                                 Balance Sheets


                                                                      JUNE 30
                                                                        2000                      DECEMBER 31
                                                                    (UNAUDITED)           1999                 1998
                                                                   --------------------------------        ------------
           ASSETS
Investments:
   Fixed maturities available for sale, at fair value
      (amortized cost:  2000-$15,144,562, 1999-
      $17,296,410 and 1998-$12,967,022)                            $ 14,116,103        $ 16,179,750        $ 12,992,917
   Short-term investments                                             9,940,685           5,972,494          10,975,402
                                                                   ------------        ------------        ------------
Total investments                                                    24,056,788          22,152,244          23,968,319

Cash and cash equivalents                                               579,703           1,979,985           1,531,165
Accrued investment income                                               206,739             226,234             203,425
Receivable from affiliates                                              473,489             671,270                   -
Deferred income taxes                                                   349,688             376,461                   -
Goodwill                                                              6,110,912           6,228,146           6,565,134
Development costs                                                             -                   -           4,269,488
Other assets                                                              8,539               9,231               5,000
Separate account assets                                               2,002,048              93,009                   -
                                                                                       ------------        ------------

Total assets                                                       $ 33,787,895        $ 31,736,580        $ 36,542,531
                                                                   ============        ============        ============

           LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Accrued expenses                                                $    174,661        $    140,426        $     61,670
   Deferred income taxes                                                580,395                   -               8,804
   Separate account liabilities                                       2,002,048              93,009                   -
                                                                   ------------        ------------        ------------
Total liabilities                                                     2,757,104             233,435              70,474

Stockholder's equity:
   Common stock, $2,500 par value, 1,000 shares
      authorized, issued and outstanding                              2,500,000           2,500,000           2,500,000
   Additional paid-in capital                                        41,099,519          39,351,096          34,875,727
   Retained deficit                                                 (11,889,944)         (9,617,174)           (920,760)
   Accumulated other comprehensive (loss) income                       (678,784)           (730,777)             17,090
                                                                   ------------        ------------        ------------
Total stockholder's equity                                           31,030,791          31,503,145          36,472,057
                                                                   ------------        ------------        ------------

Total liabilities and stockholder's equity                         $ 33,787,895        $ 31,736,580        $ 36,542,531
                                                                   ============        ============        ============



See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                            Statements of Operations


                                             SIX MONTHS        SIX MONTHS
                                                ENDED            ENDED
                                              JUNE 30           JUNE 30                   YEAR ENDED DECEMBER 31
                                                2000              1999            1999             1998             1997
                                             -----------      -----------      -----------      -----------      -----------
                                             (UNAUDITED)      (UNAUDITED)
           REVENUES
Investment income                            $   588,179      $   646,840      $ 1,290,196      $ 1,243,522      $   989,494
Administrative service fees                       25,000           15,517           37,671                -                -
Policy charges and fees                            1,346              134              861                -                -
                                             -----------      -----------      -----------      -----------      -----------
     Total revenues                              614,525          662,491        1,328,728        1,243,522          989,494

           EXPENSES
Salaries and benefits expenses                 1,065,668          617,514          972,048          741,979          497,426
Development expenses                             998,423        1,502,953        3,827,887                -                -
Amortization expense                             117,234          117,234          234,468          548,818          325,406
General and administrative expenses              705,970          273,845          721,247          521,699          518,448
                                             -----------      -----------      -----------      -----------      -----------
    Total expenses                             2,887,295        2,511,546        5,755,654        1,812,496        1,341,280

Loss before cumulative effect
adjustment                                    (2,272,770)      (1,849,055)      (4,426,926)        (568,774)        (351,786)

Cumulative effect adjustment for
change in accounting for development
costs                                                  -       (4,269,488)      (4,269,488)               -                -
                                             -----------      -----------      -----------      -----------      -----------

Net loss                                     $(2,272,770)     $(6,118,543)     $(8,696,414)     $  (568,974)     $  (351,786)
                                             ===========      ===========      ===========      ===========      ===========


See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                       Statements of Stockholder's Equity

                                                                                                  ACCUMULATED
                                                                                                     OTHER
                                                                ADDITIONAL        RETAINED       COMPREHENSIVE
                                                COMMON           PAID-IN           DEFICIT       (LOSS) INCOME          TOTAL
                                                STOCK            CAPITAL
                                             ------------------------------------------------------------------------------------
Balance at January 1, 1997                   $  2,500,000      $ 15,505,508                 -                 -      $ 18,005,508

Net loss                                                                         $   (351,786)                           (351,786)
Change in unrealized gain on
  investments, net of taxes                                                                        $     48,706            48,706
                                                                                                                     ------------
Comprehensive income                                                                                                     (303,080)
Additional capital contributions                                 15,500,000                                            15,500,000
                                             ------------------------------------------------------------------------------------
Balance at January 1, 1998                      2,500,000        31,005,508          (351,786)           48,706        33,202,428

Net loss                                                                             (568,974)                           (568,974)
Change in unrealized gain on
  investments, net of taxes                                                                             (31,616)          (31,616)
                                                                                                                     ------------
Comprehensive income                                                                                                     (600,590)
Additional capital contributions                                  3,870,219                                             3,870,219
                                             ------------------------------------------------------------------------------------
Balance at December 31, 1998                    2,500,000        34,875,727          (920,760)           17,090        36,472,057

Net loss                                                                           (8,696,414)                         (8,696,414)
Change in unrealized loss on
  investments, net of taxes                                                                            (747,867)         (747,867)
                                                                                                                     ------------
Comprehensive income                                                                                                   (9,444,281)
Purchase price adjustment                                          (102,518)                                             (102,518)
Additional capital contributions                                  4,577,887                                             4,577,887
Balance at December 31, 1999                 $  2,500,000      $ 39,351,096      $ (9,617,174)     $   (730,777)     $ 31,503,145
                                             ====================================================================================

Net loss                                                                         $ (2,272,770)                       $ (2,272,770)
Change in unrealized loss on
  investments, net of taxes                                                                              51,993            51,993
Comprehensive income                                                                                                   (2,220,777)
Additional capital contributions                                  1,748,423                                             1,748,423
Balance at June 30, 2000 (unaudited)         $  2,500,000      $ 41,099,519      $(11,889,944)     $   (678,784)     $ 31,030,791
                                             ====================================================================================

See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                            Statements of Cash Flows

                                                                                              SIX MONTHS           SIX MONTHS
                                                                                                ENDED                 ENDED
                                                                                               JUNE 30               JUNE 30
                                                                                                 2000                 1999
                                                                                             ------------         ------------
                                                                                              (UNAUDITED)          (UNAUDITED)
OPERATING ACTIVITIES
   Net loss                                                                                  $ (2,272,770)        $ (6,118,543)
   Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
      Amortization expense                                                                        117,234              117,234
      Development costs paid by parent                                                            998,423                    -
      Deferred income taxes                                                                        26,784                    -
      Cumulative effect adjustment for change in accounting for development costs                       -            4,269,488
      Changes in:
        Accrued investment income                                                                  19,495               (2,744)
        Receivable from affiliates                                                                197,781              (15,517)
        Other assets                                                                                  692             (256,314)
        Other liabilities                                                                         580,395                    -
                                                                                             ------------         ------------
        Accrued expenses                                                                           34,235              (23,886)
                                                                                             ------------         ------------
Net cash used in operating activities                                                            (297,731)            (527,329)

INVESTING ACTIVITIES
   Purchase of fixed maturity securities                                                                -           (3,947,436)
   Proceeds from sales, maturities and repayments of fixed maturity securities                     51,993               75,212
   Net sales of short-term investments                                                         (1,904,544)           3,240,532
                                                                                             ------------         ------------
Net cash provided by investing activities                                                      (1,852,551)            (631,692)

FINANCING ACTIVITIES
   Development costs paid by parent                                                                     -            1,502.953
   Capital contribution from the parent                                                           750,000                    -
                                                                                             ------------         ------------
Net cash provided by financing activities                                                         750,000                    -


Increase in cash and cash equivalents                                                          (1,400,282)          (1,159,021)

Cash and cash equivalents at beginning of year                                                  1,979,985            1,531,165


Cash and cash equivalents at end of year                                                     $    579,703         $    372,144
                                                                                             ============         ============



                                                                                                  YEAR ENDED DECEMBER 31
                                                                                     ----------------------------------------------
                                                                                         1999             1998             1997
                                                                                     ------------     ------------     ------------

OPERATING ACTIVITIES
   Net loss                                                                          $ (8,696,414)    $   (568,974)    $   (351,786)
   Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
      Amortization expense                                                                234,468          548,818          325,406
      Development costs paid by parent                                                          -                -                -
      Deferred income taxes                                                                     -                -                -
      Cumulative effect adjustment for change in accounting for development costs       4,269,488                -                -
      Changes in:
        Accrued investment income                                                         (22,809)        (145,386)         (29,638)
        Receivable from affiliates                                                       (671,270)        (128,425)         128,425
        Other assets                                                                       (4,231)           6,443          (11,443)
        Other liabilities                                                                       -                -                -
                                                                                     ------------     ------------     ------------
        Accrued expenses                                                                   78,756         (118,772)         116,216
                                                                                     ------------     ------------     ------------
Net cash used in operating activities                                                    (984,125)        (406,296)         177,180

INVESTING ACTIVITIES
   Purchase of fixed maturity securities                                               (4,319,964)     (10,295,783)               -
   Proceeds from sales, maturities and repayments of fixed maturity securities                  -          849,153           42,941
   Net sales of short-term investments                                                  5,002,909       10,555,486      (15,507,897)
                                                                                     ------------     ------------     ------------
Net cash provided by investing activities                                                 682,945        1,108,856      (15,465,046)

FINANCING ACTIVITIES
   Development costs paid by parent                                                     3,827,887                -                -
   Capital contribution from the parent                                                   750,000          600,000       15,500,000
                                                                                     ------------     ------------     ------------
Net cash provided by financing activities                                                 750,000          600,000       15,500,000
                                                                                     ------------     ------------     ------------

Increase in cash and cash equivalents                                                     448,820        1,302,560          212,134

Cash and cash equivalents at beginning of year                                          1,531,165          228,605           16,471
                                                                                     ------------     ------------     ------------

Cash and cash equivalents at end of year                                             $  1,979,985     $  1,531,165     $    228,605
                                                                                     ============     ============     ============

See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                          Notes to Financial Statements




1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA"), which is a wholly-owned indirect subsidiary of Sage Group Limited, a South African company.

DESCRIPTION OF BUSINESS

Sage Life Assurance of America, Inc. (the "Company"), which is domiciled in Delaware, is a wholly-owned subsidiary of Sage Life Holdings of America, Inc., which is a wholly-owned indirect subsidiary of Sage Group Limited (Sage Group), a South African company.

The Company is in the process of developing and preparing to market variable annuity and variable life insurance products. The sale of these products began on a limited basis in the first quarter of 1999. The Company has mutually agreed to enter into a coinsurance reinsurance arrangement with Swiss Re Life & Health America (Swiss Re), pursuant to which Swiss Re will reinsure a significant portion of the liabilities under the variable insurance contracts.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred income taxes. Fair values are determined by quoted market prices.

Short-term investments are carried at cost, which approximates fair value.

Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheet represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, as reported as of December 31, 1999, are carried at fair value, based on quoted market prices. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations.

POLICY LIABILITIES

The Company has no policy liabilities in its General Account at December 31, 1999 and 1998. All policy liabilities are in the Separate Account and are comprised of all payments received plus credited interest, less accumulated policyholder charges, assessments and withdrawals related to annuities of a nonguaranteed return nature.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value, which, in the view of management, is other than temporary. Accumulated amortization at December 31, 1999 and December 31, 1998 was $703,403 and $468,935, respectively.

DEVELOPMENT COSTS

Pursuant to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", (SOP 98-5), the Company is required to charge to expense all start-up costs incurred. In addition, the Company was required to write-off any unamortized capitalized development costs on January 1, 1999. Development costs incurred for the year ended December 31, 1999 charged to expense were $3,827,887. The one time write-off of the unamortized capitalized development costs was $4,269,488.

ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires that management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES

Income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

       Certain reclassifications have been made to prior year's financial statement amounts to conform to the 1999 presentation.


2. INVESTMENTS

Investments in fixed maturity securities as of December 31 consist of the following:

                                                                 GROSS             GROSS
                                            AMORTIZED          UNREALIZED        UNREALIZED            FAIR
                                              COST               GAINS             LOSSES             VALUE
                                           --------------------------------------------------------------------
1999
----
U.S. Government Obligations                $ 9,260,132        $    12,577        $   641,663        $ 8,631,046
Corporate Obligations                        8,036,278                  -            487,574          7,548,704
                                           --------------------------------------------------------------------
                                           $17,296,410        $    12,577        $ 1,129,237        $16,179,750
                                           ====================================================================
1998
----
U.S. Government Obligations                $ 9,356,479        $    89,549        $    54,974        $ 9,391,054
Corporate Obligations                        3,610,543              4,282             12,962          3,601,863
                                           ====================================================================
                                           $12,967,022        $    93,831        $    67,936        $12,992,917
                                           ====================================================================


The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 1999 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.


                                                      AMORTIZED             FAIR
                                                         COST              VALUE
                                                     ------------------------------

Due in one year or less                              $ 2,550,942        $ 2,563,519
Due after one year through five years                  5,129,073          4,896,658
Due after five years through ten years                 9,616,395          8,719,573
                                                     ------------------------------
Total                                                $17,296,410        $16,179,750
                                                     ==============================

                      Sage Life Assurance of America, Inc.

2. INVESTMENTS (CONTINUED)


Investment income by major category of investment for the years ended December 31, 1999 and 1998 is summarized as follows:


                                          1999              1998             1997
                                      ----------------------------------------------

Bonds                                 $  907,068        $  261,781        $  255,778
Short-term investments                   438,951           787,873           720,556
Cash and cash equivalents                 22,416           239,700            49,035
                                      ----------------------------------------------
Total investment income                1,368,435         1,289,354         1,025,369
Investment expenses                       78,239            45,832            35,875
                                      ----------------------------------------------
Net investment income                 $1,290,196        $1,243,522        $  989,494
                                      ==============================================


At December 31, 1999 and 1998, investment securities with an amortized cost of $6,602,056 and $6,678,745, respectively, and a fair value of $5,960,476 and $6,623,770, respectively, are held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

3. INCOME TAXES

The Company files a separate life insurance company Federal income tax return and will continue to do so through the year 2001. Beginning in the year 2002, the Company will be included in the consolidated Federal income tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The provision for income taxes varies from the amount which would be computed using the federal statutory income tax rate as follows:


                                                                   1999                1998               1997
                                                               ---------------------------------------------------
Pre-tax loss                                                   $(8,696,414)          $(568,974)          $(351,786)
Application of the federal statutory tax rate - 34%             (2,956,781)           (193,451)           (119,607)
Change in valuation allowance                                    2,907,523             193,451             119,532
Other                                                               49,258                   -                 (75)
                                                               ---------------------------------------------------
Total income tax provision                                     $         -           $       -           $       -
                                                               ===================================================

                      Sage Life Assurance of America, Inc.

3. INCOME TAXES (CONTINUED)

       Significant components of the Company's deferred tax assets and liabilities as of December 31, 1999 and 1998 are as follows:


                                                                   1999              1998
                                                               -------------------------------
Deferred tax assets:
   Net operating loss carryforwards                            $ 3,501,308         $ 1,967,528
   Unrealized loss on depreciation of investments                  376,461                   -
                                                               -------------------------------
Total deferred tax assets                                        3,877,769           1,967,528
Deferred tax liabilities:
   Unrealized gain on appreciation of investments                        -              (8,804)
   Amortization of goodwill and development costs                 (261,185)         (1,634,928)
   Other                                                           (19,617)            (19,617)
                                                               -------------------------------
Total deferred tax liabilities                                    (280,802)         (1,663,349)
Valuation allowance for deferred tax assets                     (3,220,506)           (312,983)
                                                               -------------------------------
Net deferred tax asset (liability)                             $   376,461         $    (8,804)
                                                               ===============================


Based upon the lack of historical operating results and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

The Company has a separate company net operating loss carryforward of approximately $10.3 million as of December 31, 1999, of which $4.7 million expires in the year 2019, $3.7 million which expires in 2018 and $1.9 million which expires in the year 2012.

4. RETAINED DEFICIT AND DIVIDEND RESTRICTIONS

Statutory-basis net (loss) income and surplus of the Company are as follows:

                                        1999                1998                1997
                                   ------------------------------------------------------

Net (loss) income                  $   (389,023)        $     27,002        $     51,133
Surplus                              23,473,747           23,109,097          25,017,752

The Company is subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, the Company must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards policyholders as of the prior year-end and statutory net income less realized capital gains for such prior year. Dividends may be paid by the Company only out of earned surplus. In addition, the Company must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to stockholders within five business days after declaration and at least ten days prior to payment. At December 31, 1999, the Company could not pay a dividend to SLHA without prior approval from state regulatory authorities as the Company currently does not have earned surplus.

                      Sage Life Assurance of America, Inc.

5. RELATED PARTY TRANSACTIONS

In 1997, the Company entered into a Cost Sharing Agreement with Sage Insurance Group, Inc. (SIGI), the parent of SLHA, to share the personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon monitored usage of the equipment, respectively. Pursuant to this agreement, the Company has received $903,757 and $151,348 from SIGI for the years ended December 31, 1999 and 1998, respectively. The Company paid SIGI $76,048 for the year ended December 31, 1997. At December 31, 1999 the amount due from SIGI relating to this agreement was $594,432. There was no amount due at December 31, 1998. In addition, SIGI provides funds to the Company to meet various operating expenses. As these amounts are paid back to SIGI at the end of each quarter, no amounts remained payable at December 31, 1999 and 1998.

All non-recurring development costs of the Company are paid by SIGI or its parent, Sage Group Limited, and treated as capital contributions. The amount of development costs paid for by affiliated companies at December 31, 1999 , 1998 and 1997 were $7,098,106 , $3,270,219 and $1,504,558, respectively.

6. INTERIM FINANCIAL STATEMENTS

The financial information presented as of June 30, 2000 and for the six month periods ending June 30, 2000 and 1999 have not been audited.

================================================================================
                         CONDENSED FINANCIAL INFORMATION
================================================================================

We began operations in February, 1999. The Accumulation Unit Values and the number of accumulation units outstanding for each Variable Sub-Account for the periods shown are as follows:

                                                                                                                      Accumulation
                                                                                                                      Unit Values
                                                              Fund                                                   as of 12/31/99
                                                              ----                                                   --------------
                  AIM VARIABLE INSURANCE FUNDS:
                        AIM V.I. Government Securities Fund...............................................              9.939464
                        AIM V.I. Growth and Income Fund...................................................             11.206934
                        AIM V.I. International Equity Fund................................................             16.010519
                        AIM V.I. Value Fund...............................................................             12.265469
                  THE ALGER AMERICAN FUND:
                        Alger American MidCap Growth Portfolio............................................             12.646000
                        Alger American Income and Growth Portfolio........................................             13.895548
                        Alger American Small Capitalization Portfolio.....................................             11.860213
                  LIBERTY VARIABLE INVESTMENT TRUST:
                        Colonial High Yield Securities Fund, Variable Series..............................             10.132350
                        Colonial Small Cap Value Fund, Variable Series....................................             12.344051
                        Colonial Strategic Income Fund, Variable Series...................................             10.087292
                        Colonial U.S. Growth and Income Fund, Variable Series.............................             10.892669
                        Liberty All-Star Equity Fund, Variable Series.....................................             10.855902
                        Newport Tiger Fund, Variable Series...............................................             12.310435
                        Stein Roe Global Utilities Fund, Variable Series..................................             11.302434
                  STEINROE VARIABLE INVESTMENT TRUST:
                        Stein Roe Growth Stock Fund, Variable Series......................................             11.198531
                        Stein Roe Balanced Fund, Variable Series..........................................             10.439622
                  MFS(R) VARIABLE INSURANCE TRUSTSM:
                        MFS Growth With Income Series.....................................................             10.481767
                        MFS High Income Series............................................................             10.151440
                        MFS Research Series...............................................................             10.932084
                        MFS Total Return Series...........................................................              9.839246
                        MFS Capital Opportunities.........................................................             11.300049
                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
                        The Global Equity Portfolio.......................................................             10.855955
                        The Mid Cap Value Portfolio.......................................................             12.575303
                        The Value Portfolio...............................................................              9.861418
                  OPPENHEIMER VARIABLE ACCOUNT FUNDS:
                        Oppenheimer Bond Fund/VA..........................................................              9.863016
                        Oppenheimer Capital Appreciation Fund/VA..........................................             13.794624
                        Oppenheimer Small Cap Growth Fund/VA..............................................             15.934311
                  SAGE LIFE INVESTMENT TRUST:
                        EAFE(R)Equity Index Fund...........................................................            12.658833
                        S&P 500 Equity Index Fund.........................................................             11.777777
                        Money Market Fund.................................................................             10.396108
                  T. ROWE PRICE EQUITY SERIES, INC.:
                        T. Rowe Price Equity Income Portfolio.............................................             10.362079
                        T. Rowe Price Mid-Cap Growth Portfolio............................................             12.593555
                        T. Rowe Price Personal Strategy Balanced Portfolio................................             10.245335

                      TABLE OF CONTENTS OF THE STATEMENT OF
                             ADDITIONAL INFORMATION

       Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the front cover or by calling (877) 835-7243 (Toll
Free). The following is the Table of Contents for the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

Assignment

Change of Owner, Beneficiary or Annuitant

Misstatement and Proof of Age, Sex or Survival

Incontestability

Participation

Beneficiary Designation

Tax Status of the Contracts
           Diversification Requirements
           Owner Control
           Required Distribution from Non-Qualified Contracts

Qualified Contracts
           Taxation of Withdrawals
           Individual Retirement Accounts (IRAs)
           SIMPLE IRAs
           Roth IRAs

Calculation of Historical Performance Data
           Money Market Sub-Account Yields
           Other Variable Sub-Account Yields
           Average Annual Total Returns
           Other Total Returns
           Effect of the Annual Administration Charge on Performance Data Use of Indexes
           Other Information

Income Payment Provisions
           Amount of Fixed Income Payments
           Amount of Variable Income Payments
           Income Units
           Income Unit Value
           Exchange of Income Units

Safekeeping of Account Assets

Legal Matters

Other Information

Financial Statements

================================================================================
                                   APPENDIX A
================================================================================

                             MARKET VALUE ADJUSTMENT

       We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an income plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account. Surrender charges also may apply.

       For a surrender, withdrawal, transfer or amount applied to an income plan, we will calculate the Market Value Adjustment by applying the factor below to the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan in order to provide the amount requested.

                         [(1+I)/(1+J+.0025)](N/365) - 1

Where

       - I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

       - J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, or application to an income plan; and

       - N is the remaining number of days in the Guarantee Period at the time of calculation.

We will apply Market Value Adjustments as follows:

If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, or apply to an income plan.

If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer or apply to an income plan the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, or apply to an income plan.

                                  MVA EXAMPLES

Example #1:  Surrender  --  Example of a Negative Market Value Adjustment

Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 8.0% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $124,230 ($100,000 x 1.075(3))

2.     N = 2,555 (365 x 7)

3.     Market Value Adjustment = $124,230 x {[(1.07)/(1.0825)] (2555/365) -1) =
       - $9,700

Therefore, the amount paid on full surrender is $114,530 ($124,230 - $9,700).


Example #2:  Surrender  --  Example of a Positive Market Value Adjustment

Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 6.0% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1 The Account Value of the Fixed Sub-Account on the date of surrender is $124,230 ($100,000 x 1.075(3))

2.     N = 2,555 (365 x 7)

3.     Market Value Adjustment = $124,230 x {[(1.07)/(1.0625)](2555/365) -1) = +
       $6,270

Therefore, the amount paid on full surrender is $130,500 ($124,230 + $6,270).


Example #3:  Withdrawal  --  Example of a Negative Market Value Adjustment

Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 8.0% at the time of withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $248,459 ($200,000 x 1.075(3)).

2.     N = 2,555 (365 x 7)

3.     Market Value Adjustment = $100,000 x {[(1.07)/(1.0825)](2555/365) -1) = -
       $7,808

Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($7,808), for a total reduction in the Fixed Sub-Account of $107,808.


Example #4: Withdrawal  -  Example of a Positive Market Value Adjustment

Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an initial Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 6.0% at the time of the withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $248,459 ($200,000 x 1.075(3))

2.     N = 2,555 (365 x 7)

3.     Market Value Adjustment = $100,000 x {[(1.07)/(1.0625)](2555/365) - 1) =
       + $5,047

Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,047), for a total reduction of $94,953.

================================================================================
                                   APPENDIX B
================================================================================

                          DOLLAR-COST AVERAGING PROGRAM

Below is an example of how the Dollar-Cost Averaging Program works.

       Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 6.0%.

                           (1)                     (2)                    (3)                  (4)                  (5)
   Beginning       Beginning of Month     Dollar Cost Averaging      Amount Dollar      Interest Credited      End of Month
    of Month          Account Value           Monthly Factor         Cost Averaged          For Month          Account Value
    --------          -------------           --------------         -------------          ---------          -------------

       1                 24,000                     --                     --                  117                24,117
       2                 24,117                   1 / 24                 1,005                 112                23,224
       3                 23,224                   1 / 23                 1,010                 108                22,323
       4                 22,323                   1 / 22                 1,015                 104                21,412
       5                 21,412                   1 / 21                 1,020                  99                20,492
       6                 20,492                   1 / 20                 1,025                  95                19,562
       7                 19,562                   1 / 19                 1,030                  90                18,622
       8                 18,622                   1 / 18                 1,035                  86                17,673
       9                 17,673                   1 / 17                 1,040                  81                16,715
       10                16,175                   1 / 16                 1,045                  76                15,746
       11                15,746                   1 / 15                 1,050                  72                14,768
       12                14,768                   1 / 14                 1,055                  67                13,780
       13                13,780                   1 / 13                 1,060                  62                12,782
       14                12,782                   1 / 12                 1,065                  57                11,774
       15                11,774                   1 / 11                 1,070                  52                10,756
       16                10,756                   1 / 10                 1,076                  47                 9,727
       17                 9,727                    1 / 9                 1,081                  42                 8,688
       18                 8,688                    1 / 8                 1,086                  37                 7,639
       19                 7,639                    1 / 7                 1,091                  32                 6,580
       20                 6,580                    1 / 6                 1,097                  27                 5,510
       21                 5,510                    1 / 5                 1,102                  21                 4,429
       22                 4,429                    1 / 4                 1,107                  16                 3,338
       23                 3,338                    1 / 3                 1,113                  11                 2,236
       24                 2,236                    1 / 2                 1,118                   5                 1,124
       25                 1,124                    1 / 1                 1,124                 --                   --

                                   NOTE:
                   Column (3) = Column (1) x Column (2)
                   Column (5) = Column (1) - Column (3) + Column (4)

================================================================================
                                   APPENDIX C
================================================================================


                       CONTRACTS ISSUED BEFORE MAY 1, 2000


       The purpose of this Appendix is to show certain benefits for Contracts issued before May 1, 2000. Generally, Contracts purchased after May 1, 2000, will have the provisions described in the Prospectus. However, in certain states the provisions described in this Appendix will continue to apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

VARIABLE INCOME BENEFITS

       To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. We currently allow assumed investment rates of 3% and 6%. If you do not specify an assumed investment rate, we will apply the 3.0% rate.

TRANSFER RESTRICTIONS

       We may defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we delay paying proceeds. The additional transfer restrictions relating to the affected Variable Sub-Accounts' ability to purchase and redeem shares of a Fund, transfers involving the same Sub-Account, and transfers that adversely affect Accumulation Unit Value do not apply to your Contract.

WITHDRAWALS

       A partial withdrawal will reduce your death benefit and may be subject to federal income tax, a surrender charge, and a Market Value Adjustment. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have a Death Benefit?"

BASIC DEATH BENEFIT

If any Owner dies before the Income Date, we will pay the Beneficiary the greatest of the following:

   -   the Account Value determined as of the day we receive proof of death; or

   - 100% of the sum of all purchase payments made under the Contract, reduced by any prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred); or

   -   the Highest Anniversary Value.

The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

       (1)    the Account Value on that Contract Anniversary;

       (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

       (3) reduced proportionately by any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decrease the Account Value and we reduce the sum of (1) and (2) by that percentage.)

================================================================================
                                   APPENDIX D
================================================================================



                        GUARANTEED MINIMUM INCOME BENEFIT



       Below is an example of how the GMIB will work. The example assumes the following:

          -   you are a male whose age last birthday is 55;

          -   you purchase a Contract with the GMIB rider;

          - you do not make any additional purchase payments nor any withdrawals;

          - you elect to receive income from the Contract 10 years later, at attained age 65; and

          - you elect a Life Annuity with 10 Year Certain, which is an eligible Income Plan under the GMIB rider.



       Assume your Account Value is $200,000 and that your Highest Anniversary Value ("HAV") is $250,000.

Calculate the GMIB:

       1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $5.42.

       2. Your HAV is $250,000.

       3. The GMIB = $1,355 [$5.42 x $250,000 / $1,000].



       Therefore, under this Income Plan, we guarantee that your monthly income payment will not be less than $1,355.00.



       Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different Income Plans. In these cases, the GMIB will be different.

================================================================================
                                   APPENDIX E
================================================================================



                             ENHANCED DEATH BENEFIT



           Below are examples of how the Enhanced Death Benefit will work. All examples assume the following:

          -   The Owner is a male whose age last birthday is 55;

          - The Owner purchases a Contract with the Enhanced Death Benefit rider;

          -   The Owner makes an initial purchase payment of $150,000; and

          - The Owner does not make any additional purchase payments nor any withdrawals.



Example 1.

       Assume the Account Value is $200,000, the Highest Anniversary Value ("HAV") is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

          1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

          2.  The sum of all purchase payments made is $150,000.

          3.  The HAV is $175,000.

          4.  The basic Death Benefit is $200,000 [the greatest of (1), (2) and
              (3)].

Calculate the Enhanced Death Benefit:

          5.  The Benefit Rate for an issue age of 55 is 40.0%.

          6.  The Net Purchase Amount is $150,000.

          7.  The Maximum Benefit Amount is $60,000 ($150,000 x .40).

          8. The Enhanced Death Benefit is $20,000 ([.40 x [$200,000 - $150,000] = $20,000, but not in excess of $60,000).



       We will pay the Owner's Beneficiary the basic Death Benefit of $200,000 and the Enhanced Death Benefit of $20,000, for a total payment of $220,000.

Example 2.

       Assume the Account Value is $500,000, the HAV is $300,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

          1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $500,000.

          2.  The sum of all purchase payments made is $150,000.

          3.  The HAV is $300,000.

          4.  The basic Death Benefit is $500,000 [the greatest of (1), (2) and
              (3)].

Calculate the Enhanced Death Benefit:

          5.  The Benefit Rate for an issue age of 55 is 40.0%.

          6.  The Net Purchase Amount is $150,000.

          7.  The Maximum Benefit Amount is $60,000 ($150,000 x .40).

          8. The Enhanced Death Benefit is $60,000 ([.40 x [$500,000 - $150,000] = $140,000, but not in excess of $60,000).



       We will pay the Owner's Beneficiary the basic Death Benefit of $500,000 and the Enhanced Death Benefit of $60,000, for a total payment of $560,000.



Example 3.

       Assume the Account Value is $100,000, the HAV is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

          1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

          2.  The sum of all purchase payments made is $150,000.

          3.  The HAV is $175,000.

          4.  The basic Death Benefit is $175,000 [the greatest of (1), (2) and
              (3)].

Calculate the Enhanced Death Benefit:

          5.  The Benefit Rate for an issue age of 55 is 40.0%.

          6.  The Net Purchase Amount is $150,000.

          7.  The Maximum Benefit Amount is $60,000 ($150,000 x .40).

          8.  The Enhanced Death Benefit is $0 ([.40 x [$100,000 - $150,000] =
              $0, but not in excess of $60,000).



       We will pay the Owner's Beneficiary the basic Death Benefit of $175,000 and the Enhanced Death Benefit of $0, for a total payment of $175,000.

To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:



Sage Life Assurance of America, Inc.
Customer Service Center
P.O. Box 290680
Wethersfield, CT 06129-0680



Please send a Statement of Additional Information to me at the following address:


-------------------------------------------------------
Name


-------------------------------------------------------
Address


-------------------------------------------------------
City/State                                     Zip Code

                       STATEMENT OF ADDITIONAL INFORMATION

                            DATED SEPTEMBER 15, 2000


        FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY
                                    CONTRACTS

                                   issued by:

         THE SAGE VARIABLE ANNUITY ACCOUNT A AND SAGE LIFE ASSURANCE OF
                                  AMERICA, INC.

                                                    Customer Service Center:
                                                    P.O. Box 290680
                                                    Wethersfield, CT  06129-0680
                                                    Telephone: (877) 835-7243
                                                            (Toll Free)


This Statement of Additional Information expands upon subjects we discussed in the current Prospectus for the Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts (the "Contracts" offered by Sage Life Assurance of America, Inc. ("we," "us," "our," "Sage Life," or the "Company"). You may obtain a copy of the Prospectus dated September 15, 2000 by calling 1-877-835-7243 (Toll Free) or by writing to our Customer Service Center at the above address. You may also obtain a copy of the Prospectus by accessing the Securities and Exchange Commission's website at http://www.sec.gov. The terms we used in the current Prospectus for the Contracts are incorporated into and made a part of this Statement of Additional Information.


        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR
               THE CONTRACTS AND THE PROSPECTUSES FOR THE TRUSTS.

                       Statement of Additional Information
                                Table of Contents


                                                                                                                    Page
                                                                                                                    ----

Assignment.......................................................................................................... 1

Change of Owner, Beneficiary, or Annuitant.......................................................................... 1

Misstatement and Proof of Age, Sex or Survival...................................................................... 1

Incontestability.................................................................................................... 1

Participation....................................................................................................... 1

Beneficiary Designation............................................................................................. 1

Tax Status of the Contracts......................................................................................... 2
   Diversification Requirements..................................................................................... 2
   Owner Control.................................................................................................... 2
   Required Distribution from Non-Qualified Contracts............................................................... 2

Qualified Contracts................................................................................................. 3
   Taxation of Withdrawals.......................................................................................... 3
   Individual Retirement Accounts (IRAs)............................................................................ 3
   SIMPLE IRAs...................................................................................................... 3
   Roth IRAs........................................................................................................ 3

Calculation of Historical Performance Data.......................................................................... 3
   Money Market Sub-Account Yields.................................................................................. 4
   Other Variable Sub-Account Yields................................................................................ 5
   Average Annual Total Returns..................................................................................... 6
   Other Total Returns.............................................................................................. 9
   Effect of the Annual Administration Charge on Performance Data................................................... 9
   Use of Indexes................................................................................................... 9
   Other Information................................................................................................ 10

Income Payment Provisions........................................................................................... 10
   Amount of Fixed Income Payments.................................................................................. 10
   Amount of Variable Income Payments............................................................................... 10
   Income Units..................................................................................................... 10
   Income Unit Value................................................................................................ 11
   Exchange of Income Units......................................................................................... 12

Safekeeping of Account Assets....................................................................................... 12

Legal Matters....................................................................................................... 13

Other Information................................................................................................... 13

Financial Statements................................................................................................ 13

ASSIGNMENT

       You may assign your Contract at any time before the Income Date. No assignment will be binding on us unless we receive Satisfactory Notice. We will not be liable for any payments made or actions we take before we accept the assignment. An absolute assignment will revoke the interest of any revocable Beneficiary. We are not responsible for the validity of any assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

CHANGE OF OWNER, BENEFICIARY, OR ANNUITANT

       During your lifetime and while your Contract is in force, you can transfer ownership of your Contract, change the Beneficiary, or change the Annuitant. However, you cannot change the Annuitant after the Income Date. To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary, or Annuitant will take effect on the date you signed the notice. Any of these changes will not affect any payment made or action we took before our acceptance. A CHANGE IN OWNER MAY BE A TAXABLE EVENT AND MAY ALSO AFFECT THE AMOUNT OF DEATH BENEFIT PAYABLE UNDER YOUR CONTRACT.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

       We may require proof of age, sex, or survival of any person upon whose age, sex, or survival any payments depend. If the age or sex of the Annuitant has been misstated, or if the age of the Owner has been misstated, the benefits will be those that the Account Value applied would have provided for the correct age and sex. If we have made incorrect income payments, we will pay the amount of any underpayments. We will deduct the amount of any overpayment from future income payments.

INCONTESTABILITY

       Your Contract is incontestable from its Contract Date.

PARTICIPATION

       The Contracts do not participate in our surplus or profits, and we do not pay dividends on the Contracts.

BENEFICIARY DESIGNATION

       This is as shown in the application. It includes the name of the Beneficiary and the order and method of payment. If you name "estate" as a Beneficiary, it means the executors or administrators of your estate. If you name "children" of a person as a Beneficiary, only children born to or legally adopted by that person as of an Owner's date of death will be included.

       We may rely on an affidavit as to the ages, names, and other facts about all Beneficiaries. We will incur no liability if we act on such affidavit.

                                      SAI-1

TAX STATUS OF THE CONTRACTS

       Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

       DIVERSIFICATION REQUIREMENTS. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

       OWNER CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

       REQUIRED DISTRIBUTIONS FROM NON-QUALIFIED CONTRACTS. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that
(a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

       The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

                                      SAI-2

QUALIFIED CONTRACTS

       TAXATION OF WITHDRAWALS. When you take a withdrawal from a Qualified Contract, a pro-rata portion of the amount you receive is taxable. This portion is based on the ratio of your investment in the contract (such as non-deductible purchase payments or other consideration paid for the Contract) to your total accrued benefit balance under the retirement plan. As a result, the investment in the contract for a Qualified Contract can be zero. Special tax rules apply to distributions from a Roth IRA.


       INDIVIDUAL RETIREMENT ACCOUNTS (IRAs). IRAs are defined in Section 408 of the Code and permit individuals to make annual contributions of up to the lesser of $2,000 or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59", unless certain exceptions apply.


       SIMPLE IRAS. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59" are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

       ROTH IRAS. Roth IRAs are described in Code section 408A. They permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59" (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

CALCULATION OF HISTORICAL PERFORMANCE DATA

       From time to time, we may disclose yields, total returns, and other performance data of the Variable Sub-Accounts and the Funds. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

                                      SAI-3

MONEY MARKET SUB-ACCOUNT YIELDS

       From time to time, advertisements and sales literature may quote the current annualized yield of the Variable Sub-Account investing in the Money Market Fund (the "Money Market Sub-Account") of the Sage Life Investment Trust for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund.

       We compute the current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit of the Money Market Sub-Account at the beginning of the period, dividing such net change in Account Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in Account Value reflects (1) net income from the Money Market Fund attributable to the hypothetical account; and (2) charges and deductions imposed under a Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the annual administration charge and the Asset-Based Charges. For purposes of calculating current yields for a Contract, an average per unit annual administration charge is used based on the $40 Annual Administration Charge. We calculate current yield according to the following formula:

Current Yield =           ((NCS - ES)/UV) (365/7)

Where:

NCS =                     the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income)
                          for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES =                      per unit expenses attributable to the hypothetical account for the seven-day period.

UV =                      the unit value for the first day of the seven-day period.

Effective Yield =         (1+((NCS - ES)/UV))(365/7)-1

Where:

NCS =                     the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income)
                          for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES =                      per unit expenses attributable to the hypothetical account for the seven-day period.

                                      SAI-4

UV =                      the unit value for the first day of the seven-day period.

       Because of the charges and deductions imposed under the Contracts, the yield for the Money Market Sub-Account is lower than the yield for the Money Market Fund. Yield calculations do not take into account the surrender charge that we assess on certain withdrawals and surrender of Account Value.

       The current and effective yields on amounts held in the Money Market Sub-Account normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Sub-Account may also be presented for periods other than a seven-day period.


       As of December 31, 1999 the current yield for the Money Market Sub-Account was 5.53%, and the effective yield for the Money Market Sub-Account was 5.69%.


OTHER VARIABLE SUB-ACCOUNT YIELDS

       We compute the yield by: 1) dividing the net investment income of the Fund attributable to the Variable Sub-Account units less expenses allocated to a Variable Sub-Account for the period; by 2) the maximum offering price per unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period; and then 3) compounding that yield for a six-month period; and then 4) multiplying that result by two (2). Expenses allocated to a Variable Sub-Account include the Annual Administration Charge and the Asset-Based Charges. The yield calculation assumes an annual administration charge of $40 per Contract deducted at the end of each Contract Year on the Contract Anniversary. For purposes of calculating the 30-day or one-month yield, we use an average administration cost charge based on the average Account Value in the Variable Sub-Account to determine the amount of the charge attributable to the Variable Sub-Account for the 30-day or one-month period. We calculate the 30-day or one-month yield according to the following formula:

      Yield =             2 x ((((NI - ES)/(U x UV)) + 1)(6)-1)

      Where:

      NI =                net income of the portfolio for the 30-day or one-month period attributable to the Variable
                          Sub-Account's units.

      ES =                expenses of the Variable Sub-Account for the 30-day or one-month period.

      U =                 the average number of units outstanding.

      UV =                the unit value at the close (highest) of the last day in the 30-day or one-month period.

                                      SAI-5

       Because of the charges and deductions imposed under the Contracts, the yield for the Variable Sub-Account is lower than the yield for the corresponding Fund.

       The yield on amounts invested in the Variable Sub-Accounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Variable Sub-Account's actual yield is affected by the types and quality of securities held by the corresponding Fund and that Fund's operating expenses.

       Yield calculations do not take into account the surrender charge that is assessed on certain withdrawals and surrenders of Account Value.

AVERAGE ANNUAL TOTAL RETURNS

       From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Variable Sub-Accounts for various periods of time.

       When a Variable Sub-Account or Fund has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Otherwise, average annual total return will be shown from inception of the Variable Sub-Account. Average annual total returns for other periods of time may, from time to time, also be disclosed.

       Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the Surrender Value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.


       We calculate standard average annual total returns using Variable Sub-Account unit values which we calculate on each Business Day based on the performance of the Variable Sub-Account's underlying Fund. The calculation assumes that annual Asset-Based Charges of 1.40% during the first seven Contract Years (decreasing to 1.25% during Contract Years 8 and later) are deducted monthly beginning on the Contract Date. The calculation also assumes that the Annual Administration Charge is $40 per year per Contract deducted at the end of each Contract Year during the first seven Contract Years. For purposes of calculating average annual total return, we use an average per-dollar per-day annual administration charge attributable to the hypothetical account for the period. The calculation also assumes surrender of Account Value at the end of the period for the return quotation. The calculation also assumes surrender of Account Value at the end of the period for the return quotation. We may also include standard average annual total return without the optional benefit charges when we show standard average annual total return with the optional benefit charges. We calculate the total return according to the following formula:


      TR =                (ESV/P)(1/N)-1

      Where:

      TR =                the average annual total return for the period.

      ESV =               the Surrender Value of the hypothetical account at the end of the period.

                                      SAI-6

      P =                 a hypothetical initial payment of $1,000.

      N =                 the number of years in the period.


       We show standard average annual total return for the period from Sub-Account inception through December 31, 1999 in the chart below. The total return figures reflect the deduction of all the charges discussed above, and reflects surrender charges because we assume that you make a complete surrender at the end of the time period. We do not reflect the deduction of any charges for the optional benefit riders in the chart below. If we were to deduct the charges for these riders, the performance shown in the chart would be reduced.



                                                                                                          FROM SUB-ACCOUNT
                                                                                    SUB-ACCOUNT           INCEPTION THROUGH
                                FUND                                               INCEPTION DATE         DECEMBER 31, 1999
                                ----                                               --------------         -----------------
      AIM VARIABLE INSURANCE FUNDS:
            AIM V.I. Government Securities Fund                                        3/30/99               -8.89%
            AIM V.I. Growth and Income Fund                                           11/12/99                N/A
            AIM V.I. International Equity Fund                                         3/24/99               51.11
            AIM V.I. Value Fund                                                        3/24/99               14.10
      THE ALGER AMERICAN FUND:
            Alger American MidCap Growth Portfolio                                     3/30/99               17.86
            Alger American Income and Growth Portfolio                                 3/24/99               30.21
            Alger American Small Capitalization Portfolio                             11/12/99               N/A
      LIBERTY VARIABLE INVESTMENT TRUST:
            Colonial High Yield Securities Fund, Variable Series                      11/12/99               N/A
            Colonial Small Cap Value Fund, Variable Series                             3/30/99               14.87
            Colonial Strategic Income Fund, Variable Series                            3/30/99               -7.43
            Colonial U.S. Growth and Income Fund, Variable Series                      3/30/99                0.53
            Liberty All-Star Equity Fund, Variable Series                              3/30/99                0.17
            Newport Tiger Fund, Variable Series                                        3/30/99               15.68
            Stein Roe Global Utilities Fund, Variable Series                          11/12/99               N/A
      STEINROE VARIABLE INVESTMENT TRUST:
            Stein Roe Growth Stock Fund, Variable Series                              11/12/99               N/A
            Stein Roe Balanced Fund, Variable Series                                  11/12/99               N/A
      MFS(R) VARIABLE INSURANCE TRUST(SM):
            MFS Growth With Income Series                                              3/30/99               -3.53
            MFS High Income Series                                                     3/30/99               -6.80
            MFS Research Series                                                       11/12/99               N/A
            MFS Total Return Series                                                   11/12/99               N/A
            MFS Capital Opportunities Series                                          11/12/99               N/A
      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
            The Global Equity Portfolio                                                3/24/99                0.17
            The Mid Cap Value Portfolio                                                3/30/99               17.16
            The Value Portfolio                                                       11/12/99               N/A
      OPPENHEIMER VARIABLE ACCOUNT FUNDS:
            Oppenheimer Bond Fund/VA                                                   3/30/99               -9.65
            Oppenheimer Capital Appreciation Fund/VA                                   3/24/99               29.21
            Oppenheimer Small Cap Growth Fund/VA                                       3/30/99               50.36
      SAGE LIFE INVESTMENT TRUST:
            EAFE(R)Equity Index Fund                                                   3/19/99               17.99
            S&P 500 Equity Index Fund                                                  2/18/99               10.80
            Money Market Fund*                                                         2/18/99               -4.44
            Nasdaq-100 Index(R) Fund                                                     N/A                 N/A
            All-Cap Growth Fund                                                          N/A                 N/A
      T. ROWE PRICE EQUITY SERIES, INC.:
            T. Rowe Price Equity Income Portfolio                                      3/30/99               -4.72
            T. Rowe Price Mid-Cap Growth Portfolio                                     3/30/99               17.34
            T. Rowe Price Personal Strategy Balanced Portfolio                        11/12/99               N/A



       * Yield more closely reflects current earnings of the Sage Life Investment Trust's Money Market Fund than its total return.


                                      SAI-7

       We may also show non-standard average annual total returns. These returns may be calculated the same way as standard average total returns, except that the annual administrative charge and the surrender charge is not included in the calculations, or they may just show underlying fund fees and expenses. The following chart shows the non-standard average annual compounded total returns for the underlying Funds for the period ending December 31, 1999. The performance below reflects hypothetical returns based on the actual performance of each underlying Fund. The performance assumes the Sage Variable Annuity was available as of the inception date of the underlying Funds for the period indicated. The performance assumes the deduction of fund management and operating expenses, but does not include any contract level expenses (i.e., transaction expenses and optional rider charges).



                                                                                  AVERAGE ANNUAL COMPOUNDED TOTAL RETURN
                                                                         ---------------------------------------------------------
                                  FUND                                        ONE YEAR           FIVE YEARS         TEN YEARS
                                  ----                                   -------------------- ------------------ -----------------
        AIM VARIABLE INSURANCE FUNDS:
              AIM V.I. Government Securities Fund                               -1.32%               6.33%             N/A
              AIM V.I. Growth and Income Fund                                   34.25               28.18              N/A
              AIM V.I. International Equity Fund                                55.04               21.93              N/A
              AIM V.I. Value Fund                                               29.90               27.23              N/A
        THE ALGER AMERICAN FUND:
              Alger American MidCap Growth Portfolio                            31.85               32.97             18.93%
              Alger American Income and Growth Portfolio                        42.45               26.14              N/A
              Alger American Small Capitalization Portfolio                     43.42               22.64             18.22
        LIBERTY VARIABLE INVESTMENT TRUST:
              Colonial High Yield Securities Fund, Variable Series               1.65                N/A               N/A
              Colonial Small Cap Value Fund, Variable Series                     6.34                N/A               N/A
              Colonial Strategic Income Fund, Variable Series                    1.78                8.88              N/A
              Colonial U.S. Growth and Income Fund, Variable Series             12.00               22.97              N/A
              Liberty All-Star Equity Fund, Variable Series                      8.47                N/A               N/A
              Newport Tiger Fund, Variable Series                               68.01                N/A               N/A
              Stein Roe Global Utilities Fund, Variable Series                  28.63               23.06              N/A
        STEINROE VARIABLE INVESTMENT TRUST:
              Stein Roe Growth Stock Fund, Variable Series                      36.94               31.08             19.43
              Stein Roe Balanced Fund, Variable Series                          12.53               16.50             11.99
        MFS(R) VARIABLE INSURANCE TRUST(SM):
              MFS Growth With Income Series                                      6.69                N/A               N/A
              MFS High Income Series                                             6.44                N/A               N/A
              MFS Research Series                                               24.05                N/A               N/A
              MFS Total Return Series                                            3.08                N/A               N/A
              MFS Capital Opportunities Series                                  47.42                N/A               N/A
        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
              The Global Equity Portfolio                                        4.10                N/A               N/A
              The Mid Cap Value Portfolio                                       20.19                N/A               N/A
              The Value Portfolio                                               -1.82                N/A               N/A
        OPPENHEIMER VARIABLE ACCOUNT FUNDS:
              Oppenheimer Bond Fund/VA                                          -1.52                7.10              7.76
              Oppenheimer Capital Appreciation Fund/VA                          41.66               30.65             17.61
              Oppenheimer Small Cap Growth Fund/VA                              46.56                N/A               N/A
        SAGE LIFE INVESTMENT TRUST:
              EAFE(R)Equity Index Fund*                                          N/A                 N/A               N/A
              S&P 500 Equity Index Fund*                                         N/A                 N/A               N/A
              Money Market Fund**                                                N/A                 N/A               N/A
        T. ROWE PRICE EQUITY SERIES, INC.:
              T. Rowe Price Equity Income Portfolio                               3.72              18.62              N/A
              T. Rowe Price Mid-Cap Growth Portfolio                             23.73               N/A               N/A
              T. Rowe Price Personal Strategy Balanced Portfolio                  8.41              16.54              N/A



       * The S&P 500 Equity Index Fund and Money Market Fund commenced operations on February 19, 1999. The EAFE Equity Index Fund commenced operations on March 2, 1999. Total investment return is calculated assuming an initial investment made at net asset value at the


                                      SAI-8
beginning of the period, reinvestment of all distributors at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.



       ** Yield more closely reflects current earnings of the Sage Life Investment Trust's Money Market Fund than its total return.


OTHER TOTAL RETURNS

       We may disclose cumulative total returns in conjunction with the standard formats described above. We will calculate the cumulative total returns using the following formula:

      CTR =               (ESV/P) - 1

      Where:

      CTR =               The cumulative total return for the period.

      ESV =               The ending Surrender Value of the hypothetical investment at the end of the period net of recurring charges.

      P =                 A hypothetical single payment of $1,000.

EFFECT OF THE ANNUAL ADMINISTRATION CHARGE ON PERFORMANCE DATA

       The Contracts provide for a $40 Annual Administration Charge (waived for Contracts with Account Value of at least $50,000, or beginning on and after the eighth Contract Year) that is deducted from the Sub-Accounts proportionately. For purposes of reflecting the Annual Administration Charge in yield and total return quotations, the average Account Value is assumed to be $30,000, so that the annual administration charge is .1333%.

USE OF INDEXES

       From time to time, we may present the performance of certain historical indexes in advertisements or sales literature. We may compare the performance of these indexes to the performance of certain Variable Sub-Accounts or Funds, or we may present without such a comparison.

OTHER INFORMATION

The following is a partial list of those publications which we may note in the Funds' sales literature and/or shareholder materials which contain articles describing investment results or other data relative to one or more of the Variable Sub-Accounts. We also may cite other publications.

Broker World                                                       Financial World
Across the Board                                                   Advertising Age
American Banker                                                    Barron's
Best's Review                                                      Business Insurance
Business Month                                                     Business Week
Changing Times                                                     Consumer Reports

                                      SAI-9

The Economist                                                      Financial Planning
Forbes                                                             Fortune
Inc.                                                               Institutional Investor
Insurance Forum                                                    Insurance Sales
Insurance Week                                                     Journal of Accountancy
Journal of Financial Service Professionals                         Journal of Commerce
Life Insurance Selling                                             Life Association News
MarketFacts                                                        Manager's Magazine
National Underwriter                                               Money
Morningstar, Inc.                                                  Nation's Business
New Choices (formerly 50 Plus)                                     The New York Times
Pension World                                                      Pensions & Investments
Rough Notes                                                        Round the Table
U.S. Banker                                                        VARDs
The Wall Street Journal                                            Working Woman

INCOME PAYMENT PROVISIONS

       AMOUNT OF FIXED INCOME PAYMENTS. On the Income Date, the amount you have chosen to apply to provide fixed income payments will be applied under the income plan you have chosen. The monthly income payment factor in effect on the Income Date times that amount and then divided by $1,000 will be the dollar amount of each monthly payment. Each of these payments are guaranteed and remain level throughout the period you selected.

       The monthly income payment factor used to determine the amount of the fixed income payments will not be less than the guaranteed minimum monthly income payment factor shown in your Contract.

       AMOUNT OF VARIABLE INCOME PAYMENTS. These payments will vary in amount. The dollar amount of each payment attributable to each Variable Sub-Account is the number of Income Units for each Variable Sub-Account times the Income Unit value of that Sub-Account. The sum of the dollar amounts for each Variable Sub-Account is the amount of the total variable income payment. We will determine the Income Unit values for each payment no earlier than five Business Days preceding the due date of the variable income payment (except for Income Payment Option 4, which we determine on the due date). We guarantee the payment will not vary due to changes in mortality or expenses.

       INCOME UNITS. On the Income Date, the number of Income Units for an applicable Variable Sub-Account is determined by multiplying (1) by (2), dividing the result by (3), and then dividing that result by (4) where:

       (1)    is the amount you have chosen to allocate to that Variable
              Sub-Account;

       (2)    is the monthly income payment factor for the income plan chosen;

       (3)    is $1,000; and

       (4) is the Income Unit value for the Variable Sub-Account for the Valuation Period ending on that date.

                                     SAI-10

       INCOME UNIT VALUE. We calculate the value of an Income Unit at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. The Income Unit value for a Variable Sub-Account's first Business Day was set at $10. After that, we determine the Income Unit value for every Business Day by multiplying
(a) by (b), and then dividing by (c) where:

       (a) is the Income Unit value for the immediately preceding Valuation Period;

       (b) is the "net investment factor" for the Variable Sub-Account for the Valuation Period for which the value is being determined; and

       (c) is the daily equivalent of the assumed investment rate that you have selected and that is shown in your Contract for the number of days in the Valuation Period.

       After the Income Date, we calculate the net investment factor slightly differently than before the Income Date. Before the Income Date, we calculate Asset-Based Charges as a percentage of the Variable Account Value on the date of deduction. These charges are equal on an annual basis to 1.40%, decreasing to 1.25% after the seventh Contract Year. However, on and after the Income Date, we call these charges Variable Sub-Account Charges and deduct them from the assets in each Variable Sub-Account on a daily basis. Therefore, the "net investment factor" in (b), above, is determined by dividing (i) by (ii), and then subtracting (iii) where:

       (i)    is the Accumulation Unit value for the current Valuation Period;

       (ii) is the Accumulation Unit value for the immediately preceding Valuation Period; and

       (iii) is the daily Variable Sub-Account Charges (adjusted for the number of days in the Valuation Period).

                ILLUSTRATION OF CALCULATION OF INCOME UNIT VALUE

1.    Accumulation Unit value for current Valuation Period..........................................................10.0026116

2.    Accumulation Unit value for immediately preceding Valuation
      Period........................................................................................................10.0000000

3.    Net Investment Factor prior to the Income date (1)/(2)........................................................1.00026116

4.    Adjustment for Variable Sub-Account Charges..................................................................0.000038626

5.    Net Investment Factor on and after the Income Date (3)-(4)....................................................1.00022253

6.    Income Unit value for the immediately preceding Valuation
      Period.......................................................................................................10.00000000

7.    Daily equivalent of the assumed investment rate for the number of days in the
      Valuation Period (assuming you select 3%)=(1.03(1/365)).......................................................1.00008099

                                     SAI-11

8.    Income Unit value for current Valuation Period
      [(5) x (6)]/(7)..............................................................................................10.00141533

                    ILLUSTRATION OF VARIABLE INCOME PAYMENTS

1.    Number of Accumulation Units.......................................................................................1,000

2.    Accumulation Unit value.......................................................................................10.0026116

3.    Account Value (1) x (2)........................................................................................10,002.61

4.    Minimum monthly income payment factor per $1,000 applied...........................................................10.50

5.    First monthly variable income payment [(3) x (4)]/$1,000..........................................................105.03

6.    Income Unit value............................................................................................10.00141533

7.    Number of Income Units (5)/(6)..................................................................................10.50151

8.    Assume Income Unit value at the end of the second month is.........................................................10.05

9.    Second monthly variable income payment (7) x (8)..................................................................105.54

10.   Assume Income Unit value at the end of the third month is..........................................................10.10

11.   Third monthly variable income payment (7) x (10)..................................................................106.07

       EXCHANGE OF INCOME UNITS. After the Income Date, if there is an exchange of value of a designated number of Income Units of particular Variable Sub-Accounts into other Income Units, the value will be such that the dollar amount of the income payment made on the date of exchange will be unaffected by the exchange.

SAFEKEEPING OF ACCOUNT ASSETS

       We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

       We maintain records of all purchases and redemptions of Fund shares held by each of the Variable Sub-Accounts.

       A fidelity bond in the amount of approximately $10 million per occurrence covering the Company's directors, officers, and employees has been issued by Lloyd's of London.

                                     SAI-12

LEGAL MATTERS

       All matters relating to Delaware law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by James F. Bronsdon, the Company's Vice President, Legal and Compliance. Sutherland Asbill & Brennan LLP has provided advice on certain matters relating to the federal securities laws.

OTHER INFORMATION

       A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

       The Variable Account began operations on February 19, 1999, and financial statements for the Variable Account from February 19, 1999 through the period ended December 31, 1999 are provided. Financial statements of the Company are presented in the Prospectus.




                                     SAI-13

                                    SAGE LIFE
                           ASSURANCE OF AMERICA, INC.

                       THE SAGE VARIABLE ANNUITY ACCOUNT A

                      For the period from February 19, 1999
                            through December 31, 1999

INDEPENDENT AUDITOR'S REPORT

To the Contractowners of
Sage Life Assurance of America, Inc.
The Sage Variable Annuity Account A and the
Board of Directors and Shareholder of
Sage Life Assurance of America, Inc.
Stamford, Connecticut

We have audited the accompanying statement of assets, liabilities and contractowners' equity of the thirty-three sub-accounts of The Sage Variable Annuity Account A, referred to in Note 1, as of December 31, 1999, the related statement of operations and statement of changes in net assets for the period of February 19, 1999 (commencement of operations) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the thirty-three sub-accounts of The Sage Variable Annuity Account A, referred to in Note 1, at December 31, 1999, the results of its operations and the changes in its net assets for the period of February 19, 1999 (commencement of operations) to December 31, 1999 in conformity with accounting principles generally accepted in the United States.





February 24, 2000                                  /s/ ERNST & YOUNG LLP
Stamford, Connecticut                              ---------------------
                                                   ERNST & YOUNG LLP

SAGE LIFE ASSURANCE OF AMERICA, INC.
THE SAGE VARIABLE ANNUITY ACCOUNT A
STATEMENT OF ASSETS, LIABILITIES AND CONTRACTOWNERS' EQUITY
AS OF DECEMBER 31, 1999

==================================================================================
ASSETS

Investment in mutual funds at market value:
Sage Advisors - Money Market - 4,983 shares (cost:$4,983)        $ 4,983
AIM - Government Securities - 159 shares (cost:$1,755)             1,686
AIM - Growth & Income - 24 shares (cost:$695)                        772
AIM - International Equity - 342 shares (cost:$7,397)             10,012
AIM - Value - 42 shares (cost:$1,243)                              1,405
Alger - Income & Growth - 91 shares (cost:$1,263)                  1,592
Alger - MidCap Growth - 57 shares (cost:$1,601)                    1,824
Alger - Small Cap - 14 shares (cost:$664)                            788
Colonial - US Growth & Income - 108 shares (cost:2,140)            2,153
Colonial - Growth & Income - 56 shares (cost:$912)                   738
Colonial - Small Cap Value - 218 shares (cost:$1,743)              1,986
Colonial - Strategic Income - 252 shares (cost:$2,811)             2,633
Liberty - All Star Equity - 162 shares (cost:$1,980)               2,023
Stein Roe - Global Utilities - 45 shares (cost:$708)                 775
MFS - Total Return - 42 shares (cost:$749)                           738
MFS - Growth & Income - 118 shares (cost:$2,413)                   2,511
MFS - High Income - 48 shares (cost:$559)                            547
MFS - Research - 33 shares (cost:$700)                               765
MFS - Capital Opportunities - 36 shares (cost:$685)                  774
Morgan Stanley - Large Value - 69 shares (cost:$757)                 739
Morgan Stanley - MidCap Value - 120 shares (cost:$1,833)           1,880
Morgan Stanley - Global Equity - 98 shares (cost:$1,284)           1,255
Oppenheimer - Bond - 291 shares (cost:$3,390)                      3,357
Oppenheimer - Capital Appreciation - 31 shares (cost:$1,222)       1,525
Oppenheimer - Small Cap - 176 shares (cost:$1,695)                 2,471
State Street - S&P 500 Index - 2,696 shares (cost:$28,490)        31,701
State Street - EAFE Index - 445 shares (cost:$4,722)               5,443
Stein Roe - Growth Stock - 13 shares (cost:$689)                     772
Stein Roe - Balanced - 40 shares (cost:$653)                         797
T. Rowe Price - Equity Income - 88 shares (cost:$1,737)            1,648
T. Rowe Price - MidCap Growth - 110 shares (cost:$1,638)           1,913
T. Rowe Price - Personal Strategy - 50 shares (cost:$813)            803
                                                               ----------
     Total Invested Assets                                       $93,009
                                                               ==========

==================================================================================


==================================================================================
NET ASSETS


                                                              Unit
                                                    Units     Value
                                                 ----------------------
Sage Advisors - Money Market                           479     10.40      $ 4,983
AIM - Government Securities                            170      9.94        1,686
AIM - Growth & Income                                   69     11.21          772
AIM - International Equity                             625     16.01       10,012
AIM - Value                                            115     12.27        1,405
Alger - Income & Growth                                115     13.90        1,592
Alger - MidCap Growth                                  144     12.65        1,824
Alger - Small Cap                                       66     11.86          788
Colonial - US Growth & Income                          198     10.89        2,153
Colonial - Growth & Income                              75      9.82          738
Colonial - Small Cap Value                             161     12.34        1,986
Colonial - Strategic Income                            261     10.09        2,633
Liberty - All Star Equity                              186     10.86        2,023
Stein Roe - Global Utilities                            69     11.30          775
MFS - Total Return                                      75      9.84          738
MFS - Growth & Income                                  240     10.48        2,511
MFS - High Income                                       54     10.15          547
MFS - Research                                          70     10.93          765
MFS - Capital Opportunities                             69     11.30          774
Morgan Stanley - Large Value                            75      9.86          739
Morgan Stanley - MidCap Value                          150     12.58        1,880
Morgan Stanley - Global Equity                         116     10.86        1,255
Oppenheimer - Bond                                     340      9.86        3,357
Oppenheimer - Capital Appreciation                     111     13.79        1,525
Oppenheimer - Small Cap                                155     15.93        2,471
State Street - S&P 500 Index                         2,692     11.78       31,701
State Street - EAFE Index                              430     12.66        5,443
Stein Roe - Growth Stock                                69     11.20          772
Stein Roe - Balanced                                    65     12.20          797
T. Rowe Price - Equity Income                          159     10.36        1,648
T. Rowe Price - MidCap Growth                          152     12.59        1,913
T. Rowe Price - Personal Strategy                       78     10.25          803
                                                                      ------------
     Total Contractowners' Equity                                         $93,009
                                                                      ------------
     Total Liabilities and Contractowners' Equity                         $93,009
                                                                      ============

==================================================================================

See Notes to Financial Statements

                                      SAF-2

SAGE LIFE ASSURANCE OF AMERICA, INC.
THE SAGE VARIABLE ANNUITY ACCOUNT A
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999


====================================================================================================================
                                                                          SAGE            AIM             AIM
                                                                         ADVISORS       GOVERNMENT      GROWTH &
                                                             TOTAL      MONEY MKT.      SECURITIES       INCOME
                                                          ----------------------------------------------------------

INVESTMENT INCOME:
  Income
    Dividends                                              $  2,951       $  1,076      $    59         $     7
  Expenses
    Policy Charges (net of breakage)                          (533)          (513)          (3)             (1)
                                                          ----------------------------------------------------------
NET INVESTMENT INCOME                                         2,418            563           56               6
                                                          ----------------------------------------------------------

REALIZED GAIN ON INVESTMENTS
  Proceeds from Sales                                       280,432        244,864        1,064              12
  Cost of Securities Sold                                   278,894        244,864        1,064              11
                                                          ----------------------------------------------------------
NET REALIZED GAIN                                             1,537              -            -               1
                                                          ----------------------------------------------------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period                                             -              -            -               -
  End of Period                                               9,112              -         (69)              77
                                                          ----------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                    9,112              -         (69)              77
                                                          ----------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ 13,067       $    563      $  (13)         $    84
                                                          ==========================================================

====================================================================================================================



=======================================================================================
                                                                AIM
                                                           INTERNATIONAL       AIM
                                                              EQUITY          VALUE
                                                          -----------------------------

INVESTMENT INCOME:
  Income
    Dividends                                               $     327       $    21
  Expenses
    Policy Charges (net of breakage)                               24           (3)
                                                          -----------------------------
NET INVESTMENT INCOME                                             351            18
                                                          -----------------------------

REALIZED GAIN ON INVESTMENTS
  Proceeds from Sales                                           2,385             -
  Cost of Securities Sold                                       2,153             -
                                                          -----------------------------
NET REALIZED GAIN                                                 232             -
                                                          -----------------------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period                                               -             -
  End of Period                                                 2,615           162
                                                          -----------------------------

NET UNREALIZED GAIN (LOSS)                                      2,615           162
                                                          -----------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $   3,198       $   180
                                                          =============================

=======================================================================================


See Notes to Financial Statements

                                      SAF-3

SAGE LIFE ASSURANCE OF AMERICA, INC.
THE SAGE VARIABLE ANNUITY ACCOUNT A
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999


===================================================================================================================
                                                             ALGER         ALGER                       COLONIAL
                                                            INCOME &      MID-CAP        ALGER       US GROWTH &
                                                             GROWTH        GROWTH      SMALL CAP        INCOME
                                                          ---------------------------------------------------------

INVESTMENT INCOME:
  Income
    Dividends                                               $    14       $   130      $      -        $    113
  Expenses
    Policy Charges (net of breakage)                            (3)             6           (2)             (3)
                                                          ---------------------------------------------------------
NET INVESTMENT INCOME                                            11           136           (2)             110
                                                          ---------------------------------------------------------

REALIZED GAIN ON INVESTMENTS
  Proceeds from Sales                                             -           882            42           1,221
  Cost of Securities Sold                                         -           904            35           1,205
                                                          ---------------------------------------------------------
NET REALIZED GAIN                                                 -          (22)             7              16
                                                          ---------------------------------------------------------

UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period                                             -             -             -               -
  End of Period                                                 356           223           124              13
                                                          ---------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                      356           223           124              13
                                                          ---------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $   367       $   337      $    129        $    139
                                                          =========================================================

===================================================================================================================



========================================================================================
                                                            COLONIAL        COLONIAL
                                                            GROWTH &       SMALL CAP
                                                             INCOME          VALUE
                                                          ------------------------------

INVESTMENT INCOME:
  Income
    Dividends                                                $    162       $      3
  Expenses
    Policy Charges (net of breakage)                                -              4
                                                          ------------------------------
NET INVESTMENT INCOME                                             162              7
                                                          ------------------------------

REALIZED GAIN ON INVESTMENTS
  Proceeds from Sales                                               1            834
  Cost of Securities Sold                                           1            822
                                                          ------------------------------
NET REALIZED GAIN                                                   -             12
                                                          ------------------------------

UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period                                               -              -
  End of Period                                                 (174)            243
                                                          ------------------------------

NET UNREALIZED GAIN (LOSS)                                      (174)            243
                                                          ------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $   (12)       $    262
                                                          ==============================

========================================================================================


See Notes to Financial Statements

                                      SAF-4

SAGE LIFE ASSURANCE OF AMERICA, INC.
THE SAGE VARIABLE ANNUITY ACCOUNT A
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999


==================================================================================================================
                                                           COLONIAL      LIBERTY       STEIN ROE         MFS
                                                           STRATEGIC     ALL-STAR       GLOBAL          TOTAL
                                                            INCOME        EQUITY       UTILITIES        RETURN
                                                          --------------------------------------------------------

INVESTMENT INCOME:
  Income
    Dividends                                             $     188     $     63     $      23        $     -
  Expenses
    Policy Charges (net of breakage)                            (5)           15             -            (1)
                                                          --------------------------------------------------------
NET INVESTMENT INCOME                                           183           78            23            (1)
                                                          --------------------------------------------------------

REALIZED GAIN ON INVESTMENTS
  Proceeds from Sales                                         1,706          309            16              1
  Cost of Securities Sold                                     1,699          310            15              1
                                                          --------------------------------------------------------
NET REALIZED GAIN                                                 7          (1)             1              -
                                                          --------------------------------------------------------

UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period                                             -            -             -              -
  End of Period                                               (178)           43            67           (11)
                                                          --------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                    (178)           43            67           (11)
                                                          --------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $      12     $    120     $      91        $  (12)
                                                          ========================================================

==================================================================================================================



=======================================================================================
                                                               MFS            MFS
                                                             GROWTH &         HIGH
                                                              INCOME         INCOME
                                                          -----------------------------

INVESTMENT INCOME:
  Income
    Dividends                                               $     8        $     27
  Expenses
    Policy Charges (net of breakage)                            (5)               -
                                                          -----------------------------
NET INVESTMENT INCOME                                             3              27
                                                          -----------------------------

REALIZED GAIN ON INVESTMENTS
  Proceeds from Sales                                         1,588             425
  Cost of Securities Sold                                     1,584             433
                                                          -----------------------------
NET REALIZED GAIN                                                 4             (8)
                                                          -----------------------------

UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period                                             -               -
  End of Period                                                  98            (12)
                                                          -----------------------------

NET UNREALIZED GAIN (LOSS)                                       98            (12)
                                                          -----------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $   105        $      7
                                                          =============================

=======================================================================================


See Notes to Financial Statements

                                      SAF-5

SAGE LIFE ASSURANCE OF AMERICA, INC.
THE SAGE VARIABLE ANNUITY ACCOUNT A
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999


===================================================================================================================
                                                                                                       MORGAN
                                                                             MFS          MORGAN      STANLEY
                                                              MFS          CAPITAL       STANLEY       MIDCAP
                                                           RESEARCH     OPPORTUNITIES     VALUE        VALUE
                                                          ---------------------------------------------------------

INVESTMENT INCOME:
  Income
    Dividends                                                $    -       $    -         $      8     $   204
  Expenses
    Policy Charges (net of breakage)                            (1)          (1)                -           7
                                                          ---------------------------------------------------------
NET INVESTMENT INCOME                                           (1)          (1)                8         211
                                                          ---------------------------------------------------------

REALIZED GAIN ON INVESTMENTS
  Proceeds from Sales                                             1           16                1         844
  Cost of Securities Sold                                         1           14                1         828
                                                          ---------------------------------------------------------
NET REALIZED GAIN                                                 -            2                -          16
                                                          ---------------------------------------------------------

UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period                                             -            -                -           -
  End of Period                                                  65           89             (18)          47
                                                          ---------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                       65           89             (18)          47
                                                          ---------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $   64       $   90         $   (10)     $   274
                                                          =========================================================

===================================================================================================================



=========================================================================================
                                                             MORGAN
                                                             STANLEY
                                                             GLOBAL        OPPENHEIMER
                                                             EQUITY           BOND
                                                          -------------------------------

INVESTMENT INCOME:
  Income
    Dividends                                                $   60              -
  Expenses
    Policy Charges (net of breakage)                            (1)            (9)
                                                          -------------------------------
NET INVESTMENT INCOME                                            59            (9)
                                                          -------------------------------

REALIZED GAIN ON INVESTMENTS
  Proceeds from Sales                                             -          2,127
  Cost of Securities Sold                                         -          2,129
                                                          -------------------------------
NET REALIZED GAIN                                                 -            (2)
                                                          -------------------------------

UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period                                             -              -
  End of Period                                                (29)           (33)
                                                          -------------------------------

NET UNREALIZED GAIN (LOSS)                                     (29)           (33)
                                                          -------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $   30       $   (44)
                                                          ===============================

=========================================================================================


See Notes to Financial Statements

                                      SAF-6

SAGE LIFE ASSURANCE OF AMERICA, INC.
THE SAGE VARIABLE ANNUITY ACCOUNT A
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999


=========================================================================================================================
                                                            OPPENHEIMER                     STATE STREET   STATE STREET
                                                              CAPITAL       OPPENHEIMER       S&P 500          EAFE
                                                           APPRECIATION      SMALL CAP         INDEX           INDEX
                                                          ---------------------------------------------------------------

INVESTMENT INCOME:
  Income
    Dividends                                                 $     -          $     -       $     299         $    39
  Expenses
    Policy Charges (net of breakage)                              (3)               12            (43)              23
                                                          ---------------------------------------------------------------
NET INVESTMENT INCOME                                             (3)               12             256              63
                                                          ---------------------------------------------------------------

REALIZED GAIN ON INVESTMENTS
  Proceeds from Sales                                               -              906          15,743           2,507
  Cost of Securities Sold                                           -              878          14,704           2,405
                                                          ---------------------------------------------------------------
NET REALIZED GAIN                                                   -               28           1,039             102
                                                          ---------------------------------------------------------------

UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period                                               -                -               -               -
  End of Period                                                   303              776           3,211             721
                                                          ---------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                        303              776           3,211             721
                                                          ---------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   300          $   816       $   4,506         $   885
                                                          ===============================================================

=========================================================================================================================



===================================================================================
                                                           STEIN ROE
                                                            GROWTH      STEIN ROE
                                                             STOCK      BALANCED
                                                          -------------------------

INVESTMENT INCOME:
  Income
    Dividends                                                  $    -      $     -
  Expenses
    Policy Charges (net of breakage)                              (1)            -
                                                          -------------------------
NET INVESTMENT INCOME                                             (1)            -
                                                          -------------------------

REALIZED GAIN ON INVESTMENTS
  Proceeds from Sales                                              12           57
  Cost of Securities Sold                                          11           47
                                                          -------------------------
NET REALIZED GAIN                                                   1           10

UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period                                               -            -
  End of Period                                                    83          144
                                                          -------------------------

NET UNREALIZED GAIN (LOSS)                                         83          144
                                                          -------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $   83      $   154
                                                          =========================

===================================================================================


See Notes to Financial Statements

                                      SAF-7

SAGE LIFE ASSURANCE OF AMERICA, INC.
THE SAGE VARIABLE ANNUITY ACCOUNT A
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999


=======================================================================================================
                                                                  T. ROWE PRICE       T. ROWE PRICE
                                                                     EQUITY               MIDCAP
                                                                     INCOME               GROWTH
                                                               ----------------------------------------

INVESTMENT INCOME:
  Income
    Dividends                                                          $  79              $    18
  Expenses
    Policy Charges (net of breakage)                                     (3)                    5
                                                               ----------------------------------------
NET INVESTMENT INCOME                                                     76                   23
                                                               ----------------------------------------

REALIZED GAIN ON INVESTMENTS
  Proceeds from Sales                                                  1,003                  848
  Cost of Securities Sold                                                987                  838
                                                               ----------------------------------------
NET REALIZED GAIN                                                         16                   10
                                                               ----------------------------------------

UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period                                                      -                    -
  End of Period                                                         (89)                  275
                                                               ----------------------------------------

NET UNREALIZED GAIN (LOSS)                                              (89)                  275
                                                               ----------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $   3              $   308
                                                               ========================================

=======================================================================================================



=======================================================================================================
                                                                  T. ROWE PRICE
                                                                    PERSONAL             NEWPORT
                                                                    STRATEGY              TIGER
                                                               ----------------------------------------

INVESTMENT INCOME:
  Income
    Dividends                                                         $   23               $    -
  Expenses
    Policy Charges (net of breakage)                                     (1)                 (27)
                                                               ----------------------------------------
NET INVESTMENT INCOME                                                     22                 (27)
                                                               ----------------------------------------

REALIZED GAIN ON INVESTMENTS
  Proceeds from Sales                                                    250                  767
  Cost of Securities Sold                                                249                  702
                                                               ----------------------------------------
NET REALIZED GAIN                                                          1                   65
                                                               ----------------------------------------

UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Beginning of Period                                                      -                    -
  End of Period                                                         (10)                    -
                                                               ----------------------------------------

NET UNREALIZED GAIN (LOSS)                                              (10)                    -
                                                               ----------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $   13               $   38
                                                               ========================================

=======================================================================================================


See Notes to Financial Statements

                                      SAF-8

SAGE LIFE ASSURANCE OF AMERICA, INC.
THE SAGE VARIABLE ANNUITY ACCOUNT A
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1999


=========================================================================================================================
                                                                 SAGE ADVISORS             AIM                 AIM
                                                                    MONEY              GOVERNMENT            GROWTH &
                                                TOTAL               MARKET             SECURITIES             INCOME
                                           ----------------    ----------------     ----------------    -----------------
                                            PERIOD ENDED        PERIOD ENDED         PERIOD ENDED         PERIOD ENDED
                                            DEC 31, 1999        DEC 31, 1999         DEC 31, 1999         DEC 31, 1999
                                           ----------------    ----------------     ----------------    -----------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Net Investment Income                    $      2,418         $       563         $         56         $         6
  Net Realized Gain (Loss)                        1,537                   -                    -                   1
  Net Unrealized Gain (Loss)                      9,112                   -                 (69)                  77
                                           ----------------    ----------------     ----------------    -----------------
  Net Increase in Net Assets
    from Operations                              13,067                 563                 (13)                  84
                                           ----------------    ----------------     ----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits             79,942               4,420                1,699                 688
  Net Transfers between Sub-Accounts                  -                   -                    -                   -
                                           ----------------    ----------------     ----------------    -----------------
  Net Increase in Net Assets from
    Capital Share Transactions                   79,942               4,420                1,699                 688
                                           ----------------    ----------------     ----------------    -----------------

Total Increase in Net Assets                     93,009               4,983                1,686                 772
                                           ----------------    ----------------     ----------------    -----------------

NET ASSETS:
  Beginning of Period                                 -                   -                    -                   -
                                           ----------------    ----------------     ----------------    -----------------
  End of Period                            $     93,009         $     4,983         $      1,686         $       772
                                           ================    ================     ================    =================

=========================================================================================================================



================================================================================
                                                 AIM
                                            INTERNATIONAL            AIM
                                               EQUITY               VALUE
                                           ----------------    -----------------
                                            PERIOD ENDED         PERIOD ENDED
                                            DEC 31, 1999         DEC 31, 1999
                                           ----------------    -----------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Net Investment Income                     $       351         $        18
  Net Realized Gain (Loss)                          232                   -
  Net Unrealized Gain (Loss)                      2,615                 162
                                           ----------------    -----------------
  Net Increase in Net Assets
    from Operations                               3,198                 180
                                           ----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits              6,814               1,225
  Net Transfers between Sub-Accounts                  -                   -
                                           ----------------    -----------------
  Net Increase in Net Assets from
    Capital Share Transactions                    6,814               1,225
                                           ----------------    -----------------

Total Increase in Net Assets                     10,012               1,405
                                           ----------------    -----------------

NET ASSETS:
  Beginning of Period                                 -                   -
                                           ----------------    -----------------
  End of Period                             $    10,012         $     1,405
                                           ================    =================

================================================================================


See Notes to Financial Statements

                                      SAF-9

SAGE LIFE ASSURANCE OF AMERICA, INC.
THE SAGE VARIABLE ANNUITY ACCOUNT A
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1999


=========================================================================================================================
                                                ALGER               ALGER                                   COLONIAL
                                              INCOME &             MIDCAP                ALGER             US GROWTH
                                               GROWTH              GROWTH              SMALL CAP            & INCOME
                                           ----------------    ----------------     ----------------    -----------------
                                            PERIOD ENDED        PERIOD ENDED         PERIOD ENDED         PERIOD ENDED
                                            DEC 31, 1999        DEC 31, 1999         DEC 31, 1999         DEC 31, 1999
                                           ----------------    ----------------     ----------------    -----------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Net Investment Income                       $      11         $       136          $       (2)         $       110
  Net Realized Gain (Loss)                                             (22)                    7                  16
  Net Unrealized Gain (Loss)                        356                 223                  124                  13
                                           ----------------    ----------------     ----------------    -----------------
  Net Increase in Net Assets
    from Operations                                 367                 337                  129                 139
                                           ----------------    ----------------     ----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits              1,225               1,487                  659               2,014
  Net Transfers between Sub-Accounts                  -                   -                    -                   -
                                           ----------------    ----------------     ----------------    -----------------
  Net Increase in Net Assets from
    Capital Share Transactions                    1,225               1,487                  659               2,014
                                           ----------------    ----------------     ----------------    -----------------

Total Increase in Net Assets                      1,592               1,824                  788               2,153
                                           ----------------    ----------------     ----------------    -----------------

NET ASSETS:
  Beginning of Period                                 -                   -                    -                   -
                                           ----------------    ----------------     ----------------    -----------------
  End of Period                               $   1,592         $     1,824          $       788         $     2,153
                                           ================    ================     ================    =================

=========================================================================================================================



================================================================================
                                              COLONIAL             COLONIAL
                                              GROWTH &            SMALL CAP
                                               INCOME               VALUE
                                           ----------------    -----------------
                                            PERIOD ENDED         PERIOD ENDED
                                            DEC 31, 1999         DEC 31, 1999
                                           ----------------    -----------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Net Investment Income                     $       162           $       7
  Net Realized Gain (Loss)                            -                  12
  Net Unrealized Gain (Loss)                      (174)                 243
                                           ----------------    -----------------
  Net Increase in Net Assets
    from Operations                                (12)                 262
                                           ----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits                750               1,724
  Net Transfers between Sub-Accounts                  -                   -
                                           ----------------    -----------------
  Net Increase in Net Assets from
    Capital Share Transactions                      750               1,724
                                           ----------------    -----------------

Total Increase in Net Assets                        738               1,986
                                           ----------------    -----------------

NET ASSETS:
  Beginning of Period                                 -                   -
                                           ----------------    -----------------
  End of Period                             $       738           $   1,986
                                           ================    =================

================================================================================


See Notes to Financial Statements

                                     SAF-10

SAGE LIFE ASSURANCE OF AMERICA, INC.
THE SAGE VARIABLE ANNUITY ACCOUNT A
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1999


=========================================================================================================================
                                              COLONIAL             LIBERTY             STEIN ROE              MFS
                                              STRATEGIC           ALL-STAR              GLOBAL               TOTAL
                                               INCOME              EQUITY              UTILITIES             RETURN
                                           ----------------    ----------------     ----------------    -----------------
                                            PERIOD ENDED        PERIOD ENDED         PERIOD ENDED         PERIOD ENDED
                                            DEC 31, 1999        DEC 31, 1999         DEC 31, 1999         DEC 31, 1999
                                           ----------------    ----------------     ----------------    -----------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Net Investment Income                     $       183        $         78         $         23        $        (1)
  Net Realized Gain (Loss)                            7                 (1)                    1                   -
  Net Unrealized Gain (Loss)                      (178)                  43                   67                (11)
                                           ----------------    ----------------     ----------------    -----------------
  Net Increase in Net Assets
    from Operations                                  12                 120                   91                (12)
                                           ----------------    ----------------     ----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits              2,621               1,903                  684                 750
  Net Transfers between Sub-Accounts                  -                   -                    -                   -
                                           ----------------    ----------------     ----------------    -----------------
  Net Increase in Net Assets from
    Capital Share Transactions                    2,621               1,903                  684                 750
                                           ----------------    ----------------     ----------------    -----------------

Total Increase in Net Assets                      2,633               2,023                  775                 738
                                           ----------------    ----------------     ----------------    -----------------

NET ASSETS:
  Beginning of Period                                 -                   -                    -                   -
                                           ----------------    ----------------     ----------------    -----------------
  End of Period                             $     2,633        $      2,023         $        775        $        738
                                           ================    ================     ================    =================

=========================================================================================================================



================================================================================
                                                 MFS                 MFS
                                              GROWTH &               HIGH
                                               INCOME               INCOME
                                           ----------------    -----------------
                                            PERIOD ENDED         PERIOD ENDED
                                            DEC 31, 1999         DEC 31, 1999
                                           ----------------    -----------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Net Investment Income                     $         3        $         27
  Net Realized Gain (Loss)                            4                 (8)
  Net Unrealized Gain (Loss)                         98                (12)
                                           ----------------    -----------------
  Net Increase in Net Assets
    from Operations                                 105                   7
                                           ----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits              2,406                 540
  Net Transfers between Sub-Accounts                  -                   -
                                           ----------------    -----------------
  Net Increase in Net Assets from
    Capital Share Transactions                    2,406                 540
                                           ----------------    -----------------

Total Increase in Net Assets                      2,511                 547
                                           ----------------    -----------------

NET ASSETS:
  Beginning of Period                                 -                   -
                                           ----------------    -----------------
  End of Period                             $     2,511        $        547
                                           ================    =================

================================================================================


See Notes to Financial Statements

                                     SAF-11

SAGE LIFE ASSURANCE OF AMERICA, INC.
THE SAGE VARIABLE ANNUITY ACCOUNT A
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1999


===================================================================================================
                                                                     MFS               MORGAN
                                                MFS                CAPITAL             STANLEY
                                             RESEARCH           OPPORTUNITIES        LARGE VALUE
                                          ----------------     ----------------    ----------------
                                           PERIOD ENDED         PERIOD ENDED        PERIOD ENDED
                                           DEC 31, 1999         DEC 31, 1999        DEC 31, 1999
                                          ----------------     ----------------    ----------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Net Investment Income                   $        (1)         $        (1)          $        8
  Net Realized Gain (Loss)                           -                    2                   -
  Net Unrealized Gain (Loss)                        65                   89                (18)
                                          ----------------     ----------------    ----------------
  Net Increase in Net Assets
    from Operations                                 64                   90                (10)
                                          ----------------     ----------------    ----------------

CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits               701                  684                 749
  Net Transfers between Sub-Accounts                 -                    -                   -
                                          ----------------     ----------------    ----------------
  Net Increase in Net Assets from
    Capital Share Transactions                     701                  684                 749
                                          ----------------     ----------------    ----------------

Total Increase in Net Assets                       765                  774                 739
                                          ----------------     ----------------    ----------------

NET ASSETS:
  Beginning of Period                                -                    -                   -
                                          ----------------     ----------------    ----------------
  End of Period                           $        765         $        774          $      739
                                          ================     ================    ================

===================================================================================================



===================================================================================================
                                              MORGAN                MORGAN
                                              STANLEY               STANLEY
                                              MIDCAP                GLOBAL            OPPENHEIMER
                                              VALUE                 EQUITY               BOND
                                          ----------------     ----------------    ----------------
                                           PERIOD ENDED         PERIOD ENDED        PERIOD ENDED
                                           DEC 31, 1999         DEC 31, 1999        DEC 31, 1999
                                          ----------------     ----------------    ----------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Net Investment Income                    $       211          $        59        $        (9)
  Net Realized Gain (Loss)                          16                    -                 (2)
  Net Unrealized Gain (Loss)                        47                 (29)                (33)
                                          ----------------     ----------------    ----------------
  Net Increase in Net Assets
    from Operations                                274                   30                (44)
                                          ----------------     ----------------    ----------------

CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits             1,606                1,225               3,401
  Net Transfers between Sub-Accounts                 -                    -                   -
                                          ----------------     ----------------    ----------------
  Net Increase in Net Assets from
    Capital Share Transactions                   1,606                1,225               3,401
                                          ----------------     ----------------    ----------------

Total Increase in Net Assets                     1,880                1,255               3,357
                                          ----------------     ----------------    ----------------

NET ASSETS:
  Beginning of Period                                -                    -                   -
                                          ----------------     ----------------    ----------------
  End of Period                            $     1,880          $     1,255        $      3,357
                                          ================     ================    ================

===================================================================================================


See Notes to Financial Statements

                                     SAF-12

SAGE LIFE ASSURANCE OF AMERICA, INC.
THE SAGE VARIABLE ANNUITY ACCOUNT A
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1999


====================================================================================================
                                             OPPENHEIMER                             STATE STREET
                                               CAPITAL           OPPENHEIMER            S&P 500
                                            APPRECIATION          SMALL CAP              INDEX
                                           ----------------    ----------------     ----------------
                                            PERIOD ENDED        PERIOD ENDED         PERIOD ENDED
                                            DEC 31, 1999        DEC 31, 1999         DEC 31, 1999
                                           ----------------    ----------------     ----------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Net Investment Income                      $      (3)          $       12         $        256
  Net Realized Gain (Loss)                            -                  28                1,039
  Net Unrealized Gain (Loss)                        303                 776                3,211
                                           ----------------    ----------------     ----------------
  Net Increase in Net Assets
    from Operations                                 300                 816                4,506
                                           ----------------    ----------------     ----------------

CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits              1,225               1,655               27,195
  Net Transfers between Sub-Accounts                  -                   -                    -
                                           ----------------    ----------------     ----------------
  Net Increase in Net Assets from
    Capital Share Transactions                    1,225               1,655               27,195
                                           ----------------    ----------------     ----------------

Total Increase in Net Assets                      1,525               2,471               31,701
                                           ----------------    ----------------     ----------------

NET ASSETS:
  Beginning of Period                                 -                   -                    -
                                           ----------------    ----------------     ----------------
  End of Period                              $    1,525          $    2,471         $     31,701
                                           ================    ================     ================

====================================================================================================



=====================================================================================================
                                             STATE STREET          STEIN ROE
                                                 EAFE               GROWTH             STEIN ROE
                                                INDEX                STOCK              BALANCED
                                           -----------------    ----------------    -----------------
                                             PERIOD ENDED        PERIOD ENDED         PERIOD ENDED
                                             DEC 31, 1999        DEC 31, 1999         DEC 31, 1999
                                           -----------------    ----------------    -----------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Net Investment Income                     $        62           $      (1)         $         -
  Net Realized Gain (Loss)                          102                    1                  10
  Net Unrealized Gain (Loss)                        721                   83                 144
                                           -----------------    ----------------    -----------------
  Net Increase in Net Assets
    from Operations                                 885                   83                 154
                                           -----------------    ----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits              4,558                  689                 643
  Net Transfers between Sub-Accounts                  -                    -                   -
                                           -----------------    ----------------    -----------------
  Net Increase in Net Assets from
    Capital Share Transactions                    4,558                  689                 643
                                           -----------------    ----------------    -----------------

Total Increase in Net Assets                      5,443                  772                 797
                                           -----------------    ----------------    -----------------

NET ASSETS:
  Beginning of Period                                 -                    -                   -
                                           -----------------    ----------------    -----------------
  End of Period                             $     5,443           $      772         $       797
                                           =================    ================    =================


=====================================================================================================


See Notes to Financial Statements

                                     SAF-13

SAGE LIFE ASSURANCE OF AMERICA, INC.
THE SAGE VARIABLE ANNUITY ACCOUNT A
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1999


==============================================================================================================================
                                                T. ROWE PRICE        T. ROWE PRICE        T. ROWE PRICE
                                                    EQUITY              MIDCAP               PERSONAL             NEWPORT
                                                    INCOME              GROWTH               STRATEGY              TIGER
                                                 PERIOD ENDED        PERIOD ENDED          PERIOD ENDED        PERIOD ENDED
                                                 DEC 31, 1999        DEC 31, 1999          DEC 31, 1999        DEC 31, 1999

INCREASE IN NET ASSETS:

OPERATIONS:
  Net Investment Income                          $       76           $       23           $       22         $       (27)
  Net Realized Gain (Loss)                               16                   10                    1                   65
                                               -----------------    ----------------     -----------------    ----------------
  Net Unrealized Gain (Loss)                           (89)                  275                 (10)                    -
  Net Increase in Net Assets
    from Operations                                       3                  308                   13                   38
                                               -----------------    ----------------     -----------------    ----------------

CAPITAL SHARE TRANSACTIONS:
  Transfers of Annuity Fund Deposits                  1,645                1,605                  790                 (38)
  Net Transfers between Sub-Accounts                      -                    -                    -                    -
                                               -----------------    ----------------     -----------------    ----------------
  Net Increase in Net Assets from
    Capital Share Transactions                        1,645                1,605                  790                 (38)
                                               -----------------    ----------------     -----------------    ----------------

Total Increase in Net Assets                          1,648                1,913                  803                    -
                                               -----------------    ----------------     -----------------    ----------------

NET ASSETS:
  Beginning of Period                                     -                    -                    -                    -
                                               -----------------    ----------------     -----------------    ----------------
  End of Period                                  $    1,648           $    1,913           $      803         $          -
                                               =================    ================     =================    ================


==============================================================================================================================


See Notes to Financial Statements

                                     SAF-14

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                      THE SAGE VARIABLE ANNUITY ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1.  ORGANIZATION

Sage Life Assurance of America Variable Account A (the "Account") is a separate investment account of Sage Life Assurance of America, Inc. (the "Company"). The Account is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust. The Account commenced operations February 19, 1999 with the first sales of variable annuity contracts.

As of December 31, 1999, the Account consisted of thirty-three sub-accounts, each of which invests only in a single corresponding portfolio offered by various fund managers. The Account and each portfolio are administered and accounted for as part of the business of the Company, but the investment income and capital gains and losses of each portfolio are identified with the assets held for that portfolio in accordance with the terms of the Contracts, without regard to investment income and capital gains and losses arising out of any other business the Company may conduct.

2.  VALUATION OF INVESTMENTS

The market value of the investments in the sub-accounts is based on the net asset values of the Fund Shares held at the end of the current period. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a first-in first-out basis.

3.  ESTIMATES


The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.


4.  INCOME TAXES

The Company does not expect to incur any federal income tax liability on earnings, or realized capital gains attributable to the Account, therefore, no charges for federal income taxes are currently deducted from the Account. If the Company incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

5.  DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Internal Revenue Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of the insurance companies). If the diversification requirements under the Internal Revenue Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. We believe the underlying mutual fund portfolios have complied with the terms of these regulations.

6.  CONTRACT CHARGES

The following contract charges are paid to the Company for providing administrative services to the Account:

Administration Charges - Charged $40 annually for the first seven contract Periods for all contract owners whose account value is less than $50,000.

Mortality and Expense Risk Charges - Charged daily against the Account at an annual rate of 1.40% of the net assets.




                                     SAF-15

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                      THE SAGE VARIABLE ANNUITY ACCOUNT A


                         Notes to Financial Statements

                               December 31, 1999


7.  CHANGES IN UNITS OUTSTANDING

===================================================================================================
                                                           SAGE             AIM            AIM
                                                         ADVISORS       GOVERNMENT       GROWTH &
                                                        MONEY MKT.      SECURITIES        INCOME
                                                      ---------------------------------------------
UNITS OUTSTANDING BEGINNING OF PERIOD                            -             -              -
Units purchased                                             27,451           105             46
Units transferred between Sub-Accounts                     (2,794)            65             23
Units sold                                                (24,178)             -              -
                                                      ---------------------------------------------
UNITS OUTSTANDING END OF PERIOD                                479           170             69
                                                      =============================================

===================================================================================================

=====================================================================================================
                                                              AIM                          ALGER
                                                         INTERNATIONAL        AIM         INCOME &
                                                             EQUITY          VALUE         GROWTH
                                                      -----------------------------------------------
UNITS OUTSTANDING BEGINNING OF PERIOD                            -              -               -
Units purchased                                                195              -               -
Units transferred between Sub-Accounts                         432            115             115
Units sold                                                     (2)              -               -
                                                      -----------------------------------------------
UNITS OUTSTANDING END OF PERIOD                                625            115             115
                                                      ===============================================

=====================================================================================================

===================================================================================================
                                                             ALGER                       COLONIAL
                                                            MID-CAP        ALGER        US GROWTH
                                                            GROWTH       SMALL CAP       & INCOME
                                                      ---------------------------------------------
UNITS OUTSTANDING BEGINNING OF PERIOD                            -             -              -
Units purchased                                                 82            45            104
Units transferred between Sub-Accounts                          63            21             95
Units sold                                                       -             -            (1)
                                                      ---------------------------------------------
UNITS OUTSTANDING END OF PERIOD                                144            66            198
                                                      =============================================
===================================================================================================

=====================================================================================================
                                                            COLONIAL       COLONIAL       COLONIAL
                                                            GROWTH &       SMALL CAP     STRATEGIC
                                                             INCOME          VALUE         INCOME
                                                      -----------------------------------------------
UNITS OUTSTANDING BEGINNING OF PERIOD                              -            -               -
Units purchased                                                   47           81             168
Units transferred between Sub-Accounts                            28           80              94
Units sold                                                         -            -             (1)
                                                      -----------------------------------------------
UNITS OUTSTANDING END OF PERIOD                                   75          161             261
                                                      ===============================================
=====================================================================================================

===================================================================================================
                                                            LIBERTY      STEIN ROE         MFS
                                                           ALL-STAR       GLOBAL          TOTAL
                                                            EQUITY       UTILITIES        RETURN
                                                      ---------------------------------------------
UNITS OUTSTANDING BEGINNING OF PERIOD                            -           -               -
Units purchased                                                104          46              46
Units transferred between Sub-Accounts                          83          23              29
Units sold                                                     (1)           -               -
                                                      ---------------------------------------------
UNITS OUTSTANDING END OF PERIOD                                186          69              75
                                                      =============================================

===================================================================================================

=====================================================================================================
                                                              MFS             MFS
                                                            GROWTH &         HIGH           MFS
                                                             INCOME         INCOME        RESEARCH
                                                      -----------------------------------------------
UNITS OUTSTANDING BEGINNING OF PERIOD                           -               -              -
Units purchased                                               126              42             46
Units transferred between Sub-Accounts                        115              12             25
Units sold                                                    (1)               -              -
                                                      -----------------------------------------------
UNITS OUTSTANDING END OF PERIOD                               240              54             70
                                                      ===============================================

=====================================================================================================

===================================================================================================
                                                                                       MORGAN
                                                            MFS          MORGAN        STANLEY
                                                          CAPITAL        STANLEY       MIDCAP
                                                       OPPORTUNITIES      VALUE         VALUE
                                                      ---------------------------------------------
UNITS OUTSTANDING BEGINNING OF PERIOD                          -               -            -
Units purchased                                               45              46           81
Units transferred between Sub-Accounts                        24              29           69
Units sold                                                     -               -            -
                                                      ---------------------------------------------
UNITS OUTSTANDING END OF PERIOD                               69              75          150
                                                      =============================================

===================================================================================================

=====================================================================================================
                                                        MORGAN
                                                        STANLEY                        OPPENHEIMER
                                                        GLOBAL       OPPENHEIMER         CAPITAL
                                                        EQUITY           BOND         APPRECIATION
                                                      -----------------------------------------------
UNITS OUTSTANDING BEGINNING OF PERIOD                         -            -                 -
Units purchased                                               -          210                 -
Units transferred between Sub-Accounts                      116          131               111
Units sold                                                    -          (1)                 -
                                                      -----------------------------------------------
UNITS OUTSTANDING END OF PERIOD                             116          340               111
                                                      ===============================================

=====================================================================================================




                                     SAF-16

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                      THE SAGE VARIABLE ANNUITY ACCOUNT A


                         Notes to Financial Statements

                               December 31, 1999

7.  CHANGES IN UNITS OUTSTANDING (CONTINUED)


====================================================================================================
                                                                        STATE STREET   STATE STREET
                                                       OPPENHEIMER       S&P 500          EAFE
                                                        SMALL CAP         INDEX          INDEX

                                                     -----------------------------------------------
UNITS OUTSTANDING BEGINNING OF PERIOD                        -                -              -
Units purchased                                             79            2,350            263
Units transferred between Sub-Accounts                      77              354            168
Units sold                                                   -             (12)            (1)
                                                     -----------------------------------------------
UNITS OUTSTANDING END OF PERIOD                            155            2,692            430
                                                     ===============================================

====================================================================================================





==================================================================================================
                                                      STEIN ROE                      T. ROWE PRICE
                                                       GROWTH        STEIN ROE          PRICE
                                                        STOCK        BALANCED           EQUITY
                                                                                        INCOME
                                                     ---------------------------------------------
UNITS OUTSTANDING BEGINNING OF PERIOD                      -               -              -
Units purchased                                           46              45             83
Units transferred between Sub-Accounts                    23              27             77
Units sold                                                 -               -              -
                                                     ---------------------------------------------
UNITS OUTSTANDING END OF PERIOD                           69              65            159
                                                     =============================================

==================================================================================================




============================================================================================================

                                                           T. ROWE PRICE     T. ROWE PRICE
                                                              MIDCAP            PERSONAL         NEWPORT
                                                              GROWTH            STRATEGY          TIGER
                                                          --------------------------------------------------
UNITS OUTSTANDING BEGINNING OF PERIOD                                 -                 -                 -
Units purchased                                                      81                51                24
Units transferred between Sub-Accounts                               71                28                 -
Units sold                                                            -               (1)              (24)
                                                          --------------------------------------------------
UNITS OUTSTANDING END OF PERIOD                                     152                78                 -
                                                          ==================================================

============================================================================================================






                                     SAF-17

                                     PART C

                               OTHER INFORMATION

ITEM 24.        FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements

      All required financial statements are included in Part A. Financial statements for The Sage Variable Annuity Account A (the "Variable Account") are included in Part B.

(b)   Exhibits

      (1)(a)              Resolutions of the Board of Directors of Sage Life Assurance of America, Inc.
                          establishing The Sage Variable Annuity Account A.1/

      (2)                 Not Applicable.

      (3)                 Form of Distribution Agreement with Sage Distributors, Inc. and Form of Selling
                          Agreement.2/

      (4)(a)(i)(B)        Amended Form of Individual Contract.3/

               (i)(C)     Second Amended Form of Individual Contract. 15/

              (ii)(B)     Amended Form of Individual Contract with Interest Account.4/

              (ii)(C)     Second Amended Form of Individual Contract with Interest Account. 15/

             (iii)(B)     Amended Form of Group Contract.3/

             (iii)(C)     Second Amended Form of Group Contract. 15/

              (iv)(B)     Amended Form of Group Certificate.3/

              (iv)(C)     Second Amended Form of Group Certificate. 15/

            (b)(i)(B)     Amended Form of Individual IRA Rider.3/

              (ii)(B)     Amended Form of Group IRA Rider.3/

             (iii)(B)     Amended Form of Individual SIMPLE IRA Rider.3/

              (iv)(B)     Amended Form of Group SIMPLE IRA Rider.3/

               (v)(A)     Form of Individual Roth IRA Rider.5/

              (vi)(A)     Form of Group Roth IRA Rider.5/

            (vii)         Form of Individual Waiver of Surrender Charge Rider.5/

            (viii)        Form of Group Waiver of Surrender Charge Rider.5/

            (ix)(A)       Form of Individual Accidental Death Benefit Rider.5/

            (ix)(B)       Amended Form of Individual Accidental Death Benefit Rider. 15/

             (x)(A)       Form of Group Accidental Death Benefit Rider.5/

             (x)(B)       Amended Form of Group Accidental Death Benefit Rider. 15/

            (xi)(A)       Form of Individual Enhanced Death Benefit Rider. 17/

            (xi)(B)       Form of Group Enhanced Benefit Rider. 17/

            (xii)(A)      Form of Individual Guaranteed Minimum Income Benefit Rider. 17/

            (xii)(B)      Form of Group Guaranteed Minimum Income Benefit Rider. 17/

      (5)    (i)          Form of Individual Contract Application.6/

             (ii)         Form of Group Certificate Application.7/

      (6)(a)              Articles of Incorporation of the Company.8/

         (b)              By-Laws of the Company.8/

      (7)                 Not Applicable.

      (8)(a)(i)           Form of Participation Agreement with AIM Variable Insurance Funds.9/

             (ii)         Form of Participation Agreement with The Alger American Fund.9/

             (iii)        Form of Participation Agreement with Liberty Variable Investment Trust.10/

             (iv)         Form of Participation Agreement with MFS(R) Variable Insurance TrustSM.9/

             (v)          Form of Participation Agreement with Morgan Stanley The Universal
                          Institutional Funds, Inc.10/

             (vi)         Form of Participation Agreement with Oppenheimer Variable Account Funds.10/

             (vii)        Form of Participation Agreement with Sage Life Investment Trust.9/

             (viii)       Form of Participation Agreement with SteinRoe Variable Investment Trust.10/

             (ix)         Form of Participation Agreement with T. Rowe Price Equity Series, Inc.10/

         (b)              Form of Services Agreement with Financial Administration Services, Inc.10/

      (9)    (i)          Opinion and Consent of James F. Bronsdon.*

             (ii)         Consent of Sutherland Asbill & Brennan LLP.*

      (10)                Consent of Ernst & Young LLP.*

      (11)                Not Applicable.

      (12)                Not Applicable.

      (13)                Not Applicable.

      (14)(a)             Power of Attorney for Paul C. Meyer.11/

      (14)(b)             Power of Attorney for Ronald S. Scowby.12/

      (14)(c)             Power of Attorney for Richard D. Starr.12/

      (14)(d)             Power of Attorney for H. Louis Shill.13/

      (14)(e)             Power of Attorney for Mitchell R. Katcher.13/

      (14)(f)             Power of Attorney for Robin I. Marsden.14/

      (14)(g)             Power of Attorney for Paul C. Meyer, Ronald S. Scowby, Richard D. Starr, H.
                          Louis Shill and Meyer Feldberg.16/


*Filed herewith.
-----------------------

(1) This exhibit was previously filed in Exhibit 1 to the Registration Statement on Form N-4 dated December 24, 1997 (File No. 333-43329) and is incorporated herein by reference.

(2) This exhibit was previously filed in Exhibit No. 3 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(3) This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.


(4) This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated January 28, 1999, and is incorporated herein by reference.


(5) This exhibit was previously filed in Exhibit No. 4 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

(6) This exhibit was previously filed in Exhibit No. 5 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(7) This exhibit was previously filed in Exhibit No. 5 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

(8) This exhibit was previously filed in Exhibit No. 6 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

(9) This exhibit was previously filed in Exhibit No. 8 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(10) This exhibit was previously filed in Exhibit No. 8 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-43329) dated January 28, 1999, and is incorporated herein by reference.


(11) This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-44751) dated January 12, 1999, and is incorporated herein by reference.



(12) This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 2 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated January 28, 1999, and is incorporated herein by reference.



(13) This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-44751) dated February 10, 1999, and is incorporated herein by reference.



(14) This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated February 26, 1999, and is incorporated herein by reference.



(15) This exhibit was previously filed in Exhibit No. 4 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-43329) dated February 29, 2000, and is incorporated herein by reference.



(16) This exhibit was previously filed in Exhibit No. 14 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-43329) dated February 29, 1999, and is incorporated herein by reference.



(17) This exhibit was previously filed in Exhibit No. 4 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-43329) dated June 27, 2000, and is incorporated herein by reference.

ITEM 25.   DIRECTORS AND OFFICERS OF THE DEPOSITOR

           Incorporated herein by reference to the section titled "Directors and Executive Officers" of the Prospectus filed as Part A of this Registration Statement.

ITEM 26.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
           DEPOSITOR OR REGISTRANT


           The registrant is a segregated asset account of the Company and therefore is owned and controlled by the Company. The Company is a stock life insurance company of which all the voting securities are owned by Sage Life Holdings of America, Inc., a Delaware corporation, ("Sage Life Holdings"), all of the voting securities of which are owned by Sage Insurance Group Inc., a Delaware corporation. (The Company in turn owns all of the voting securities of Sage Life Assurance Company of New York, a New York domiciled company which is pursuing a license to conduct insurance business in that state.) In addition to Sage Life Holdings, Sage Insurance Group also owns all of the voting securities of Sage Distributors, Inc. (a broker-dealer), Sage Advisors, Inc. (a registered investment adviser), and Finplan Holdings, Inc. (a financing company), all of which are Delaware corporations, and Sage Re (Bermuda) Ltd. (an insurer), a Bermudian corporation. All the voting securities of Sage Insurance Group Inc. are owned by Sage Insurance Holdings, Inc, a Delaware corporation. Sage Insurance Holdings, Inc. is a wholly owned subsidiary of Sage Holdings (USA), Inc., a Delaware corporation. (Sage Holdings (USA), Inc. also owns all of the voting securities of Sage Properties (USA), Inc., a Virginia corporation whose principal assets are real estate.) Sage Holdings (USA), Inc. is a wholly owned subsidiary of Sage Life Holdings Limited, a South African corporation. The nature of the business of the companies listed above is insurance and financial services. Sage Life Holdings is 100% owned by Sage Group Limited, a South African corporation that is the ultimate holding company. Sage Group Limited is a controlling company operating in life insurance, mutual funds and investment management. Various companies and other entities controlled by Sage Group Limited may be considered to be under common control with the registrant or the Company. Such other companies and entities and the nature of their businesses are set forth below. These companies are incorporated in South Africa and are wholly owned subsidiaries unless otherwise noted.


           Sage Life Holdings was formed pursuant to a letter of intent between Sage Group Limited and Swiss Re Life and Health America, Inc. ("Swiss Re"). Swiss Re's ultimate parent company is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups. Under the letter of intent, Swiss Re made an equity investment into Sage Life Holdings. The arrangements contemplated by the letter of intent may be subject to regulatory approval.


                                 DIRECT AND INDIRECT SUBSIDIARIES OF SAGE GROUP LIMITED
                                 ------------------------------------------------------
COMPANY NAME                                                                       PRINCIPAL BUSINESS
Bentley Office Park (Pty) Ltd                                                      Property development & investment
Blackreef Properties (Pty) Ltd                                                     Property holding
Edenston Properties (Pty) Ltd                                                      Property development
Educational Information Services (Pty) Ltd                                         Publishing
Ensiklopedie Afrikana (Edms) Beperk                                                Publishing
Estromin Properties & Investments (Pty) Ltd                                        Property investment
Everest Construction (Pty) Ltd                                                     Construction
FPS (South Vaal) Investments (Pty) Ltd                                             Property investment
FPS (Vaal) Investments (Pty) Ltd                                                   Investment holding

FPS Investment Holdings Ltd                                                        Investment holding
FPS Investments (Pty) Ltd                                                          Investment holding
FPS Ltd                                                                            Investment consultants
Fraser Street Registrars (Pty) Ltd                                                 Transfer secretaries
Hatfield Primary Square (Pty) Ltd.                                                 Property investment
Hatfield Properties (Block A) (Pty) Ltd                                            Property investment
Hatfield Properties (Block C) (Pty) Ltd                                            Property investment
Hatfield Properties (Block D) (Pty) Ltd                                            Property investment
Highrise Home Investments (Pty) Ltd                                                Property investment
Home Mortgage Investments (Pty) Ltd (50% owner)                                    Financing
J van Streepen (Kempton Park) (Pty) Ltd (51% owner)                                Property development
Kemparkto (Pty) Ltd                                                                Property investment & development
Lakeview Management Properties (Pty) Ltd (75% owner)                               Property management
Marlands Flats (Pty) Ltd                                                           Property holding
Meumann & Heyneke (Pty) Ltd                                                        Retail merchants
Nedrep Investments Ltd                                                             Investment holding
New Smal Construction Co. (Pty) Ltd                                                Construction
Palmiet Townships (Pty) Ltd                                                        Property development
R/E 105 Rosebank (Pty) Ltd                                                         Investment holding
Residential Mortgage Investments (Pty) Ltd                                         Financing
S A Cultural Holdings (Pty) Ltd                                                    Investment
S A Kultuur Beleggings (Edms) Beperk                                               Investment
S.B. Plant Hire (Pty) Ltd                                                          Plant hire
SACI Finance (Pty) Ltd                                                             Finance company
Sage Structured Options (Eight) (Pty) Ltd                                          Investment holding
Sage Structured Options (Five) (Pty) Ltd                                           Investment holding
Sage Structured Options (Four) (Pty) Ltd                                           Investment holding
Sage Structured Options (Nine) (Pty) Ltd                                           Investment holding
Sage Structured Options (One) (Pty) Ltd                                            Investment holding
Sage Structured Options (Seven) (Pty) Ltd                                          Investment holding
Sage Structured Options (Six) (Pty) Ltd                                            Investment holding
Sage Structured Options (Three) (Pty) Ltd                                          Investment holding
Sage Structured Options (Two) (Pty) Ltd                                            Investment holding
Sage Centre (Pty) Ltd                                                              Investment holding
Sage Consulting Services (Pty) Ltd                                                 Consulting, financial, administrative,
                                                                                      and management services
Sage Corporate Services (Pty) Ltd                                                  Investment holding
Sage Family Benefits (Pty) Ltd                                                     Insurance consultants
Sage Holdings Ltd                                                                  Financial, investment & management
Sage Investment Trust Ltd                                                          Insurance & investment
Sage Land Finance (Pty) Ltd                                                        Financiers
Sage Land Holdings (Pty) Ltd                                                       Investment holding
Sage Library Gardens Ltd                                                           Investment holding
Sage Life Holdings Ltd                                                             Investment holding
Sage Life Ltd                                                                      Life insurance
Sage Management Services (Pty) Ltd                                                 Management
Sage Parking (Pty) Ltd                                                             Own & operate parking garages
Sage Personal Investment Marketing (Pty) Ltd                                       Investment consultants
Sage Properties (549 Sandown) (Pty) Ltd                                            Property holding

Sage Properties (Menlyn) (Pty) Ltd                                                 Property investment
Sage Properties (Rivonia Four) (Pty) Ltd                                           Property holding
Sage Properties (Sunnyside) (Pty) Ltd                                              Property holding
Sage Properties Ltd                                                                Investment holding
Sage Property Holdings Ltd                                                         Property holding
Sage Property Management Services (Pty) Ltd                                        Property management
Sage Property Trust Managers, Ltd. (77.2% owner)                                   Management of unit trusts
Sage Schachat Developments (Pty) Ltd                                               Builders
Sage Schachat Ltd                                                                  Investment holding
Sage Selections (Pty) Ltd                                                          Investment
Sage Specialized Insurances Ltd                                                    Short term insurance
Sage Strategic Investments (Pty) Ltd                                               Investment holding
Sage Strategic Services (Pty) Ltd.                                                 Consulting, financial, administrative
                                                                                      and management services
Sage Trustees (Pty) Ltd                                                            Trustees
Sage Unit Trusts Ltd                                                               Management of unit trusts
Sagemed (Pty) Ltd                                                                  Health & medical insurance
SAK Holdings (Pty) Ltd                                                             Investment holding
Sandhurst Properties (Block A) (Pty) Ltd                                           Property investment & management
Sandhurst Properties (Block C) (Pty) Ltd                                           Property investment & management
Sandhurst Properties (Block D) (Pty) Ltd                                           Property investment & management
Sandhurst Properties (Block E) (Pty) Ltd                                           Property investment & management
Sandhurst Properties (Block F) (Pty) Ltd                                           Property investment & management
Sandhurst Properties (Block G) (Pty) Ltd                                           Property investment & management
Sandown Development Holdings (Pty) Ltd                                             Property holding
Sandown Developments (Pty) Ltd                                                     Property development
Schachat Ciskei (Pty) Ltd                                                          Property development
Schachat Construction (Pty) Ltd                                                    Construction
Schachat Cullum (Pty) Ltd                                                          Property development & management
Schachat Finance Company (Pty) Ltd                                                 Financiers
Schachat Land Resources (Pty) Ltd                                                  Investment holding
Schachat Natal (Pty) Ltd                                                           Farming & other
Schalab Townships (Pty) Ltd (51% owner)                                            Property development
Sectional Title (Pty) Ltd                                                          Property development
SLR Land Development (Pty) Ltd                                                     Building contractors
SMH Land Development (Pty) Ltd                                                     Property investment
SPTM Holdings (Pty) Ltd                                                            Investment holding
SSI Securities (Pty) Ltd                                                           Financiers
Stonehouse Investments (Pty) Ltd                                                   Property investment
Sunnyside Erf 26 (Block D) (Pty) Ltd                                               Property investment & management
Table Classics (Pty) Ltd                                                           Deal in tableware products
The Gold Jewellery Corporation (Pty) Ltd                                           Manufacture & sale of coins & jewelry
Townhomes (Pty) Ltd                                                                Building contractors
Von Brandis Square Development Co. (Pty) Ltd                                       Property development
Witch Construction Company (Pty) Ltd                                               Property investment & development
Witch Construction Company (Transvaal) (Pty) Ltd                                   Property investment & development
Sage International B.V. (Netherlands corporation)                                  Holding
Sage International Assets Ltd (BVI corporation)                                    Holding

Sage Management Services (USA), Inc.
   (New York corporation)                                                          Management services



ITEM 27.  NUMBER OF CONTRACT OWNERS

           As of July 31, 2000, 40 Contracts were in force.


ITEM 28.  INDEMNIFICATION

           Sage Life's Articles of Incorporation provide that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except that (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any personal benefit. Notwithstanding the foregoing, the Articles provide that if the Delaware General Corporation Law is amended to authorize further limitations of the liability of a director or a corporation, then a director of the Company, in addition to circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as amended.

           Sage Life's Bylaws provide that the Company shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

           Further, Section 145 of Delaware General Corporation Law provides that a corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had a reasonable cause to believe that his conduct was not unlawful.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

           (a) Sage Distributors, Inc. ("Sage Distributors") is the registrant's principal underwriter.

           (b)  Officers and Directors of Sage Distributors

           The principal business address of all of the persons listed below is 300 Atlantic Street, Stamford, CT 06901.


Name and Principal Business Address       Positions and Offices With Sage Distributors
-----------------------------------       --------------------------------------------
Robin I. Marsden                          Director

Mitchell R. Katcher                       Director

Christopher J. O'Gorman                   President and Chief Executive Officer

James F. Bronsdon                         Chief Compliance Officer, Chief Legal Officer

James F. Renz                             Chief Financial Officer, Treasurer, Assistant Secretary

Lincoln B. Yersin                         Senior Vice-President, National Sales Manager


ITEM 30.  LOCATION OF BOOKS AND RECORDS

           All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained at our Customer Service Center.

ITEM 31.  MANAGEMENT SERVICES

           All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

                (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

                (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a Statement of Additional Information.

           Additional Information.

                (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

                (d) The Company represents that the fees and charges under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


           As required by the Securities Act of 1933, and the Investment Company Act of 1940, the registrant has caused this Registration Statement to be signed on its behalf, in the City of Stamford, in the State of Connecticut, on this 4th day of August, 2000.


                                     The Sage Variable Annuity Account A
                                     (Registrant)

                                     By:  Sage Life Assurance of America, Inc.


Attest:

/s/ James F. Bronsdon                By: /s/ Robin I. Marsden
-------------------------------          --------------------
James F. Bronsdon                    Robin I. Marsden
                                     Director, President, Chief Executive
                                     Officer



                                     By: Sage Life Assurance of America, Inc.
                                     (Depositor)


Attest:

/s/ James F. Bronsdon                By: /s/ Robin I. Marsden
-------------------------------          --------------------
James F. Bronsdon                    Robin I. Marsden
                                     Director, President, Chief Executive
                                     Officer

           As required by the Securities Act of 1933, this Post-Effective to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


           Signature                                     Title                               Date
           ---------                                ----------------               -----------------------
           /s/ Ronald S. Scowby*                    Chairman                             August 4, 2000
           ----------------------
           Ronald S. Scowby


           /s/ H. Louis Shill*                      Director                             August 4, 2000
           -----------------------
           H. Louis Shill


           /s/ Paul C. Meyer*                       Director                             August 4, 2000
           ----------------------
           Paul C. Meyer


           /s/ Richard D. Starr*                    Director                             August 4, 2000
           -----------------------
           Richard D. Starr


           /s/ Mitchell R. Katcher                  Director,                            August 4, 2000
           ------------------------                 Senior Executive Vice
           Mitchell R. Katcher                      President, Chief Financial
                                                    Officer, Chief Actuary


           /s/ Meyer Feldberg*                      Director                             August 4, 2000
           --------------------
           Meyer Feldberg


           /s/ John A. Benning*                     Director                             August 4, 2000
           --------------------
           John A. Benning


*By: /s/  Mitchell R. Katcher
     ------------------------
        Mitchell R. Katcher

As Attorney-In-Fact pursuant to a Power of Attorney dated below.



Director                       Date
--------                       ----

Meyer Feldberg                 February 28, 2000
Ronald S. Scowby               February 24, 2000
H. Louis Shill                 February 25, 2000
Paul C. Meyer                  February 23, 2000
Richard D. Starr               February 25, 2000
John A. Benning                July 31, 2000

                                 EXHIBIT INDEX

      (9)(i)              Opinion and Consent of James F. Bronsdon

      (9)(ii)             Consent of Sutherland Asbill & Brennan LLP

      (10)                Consent of Ernst & Young LLP